                                                                PRELIMINARY COPY

                            SCHEDULE 14A INFORMATION


                    Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                               (Amendment No. 1)


Filed by the Registrant /X/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/X/        Preliminary Proxy Statement
/ /        Confidential, for Use of the Commission Only (as permitted by Rule
           14a-6(e)(2))
/ /        Definitive Proxy Statement
/ /        Definitive Additional Materials
/ /        Soliciting Material Pursuant to Section240.14a-11(c) or
           Section240.14a-12

_______________NYLIFE GOVERNMENT MORTGAGE PLUS LIMITED PARTNERSHIP______________
                (Name of Registrant as Specified in Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
/ /        $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item 22(a)(2) of
           Schedule 14A.
/ /        $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
           1)         Title   of   each  class   of  securities   to  which   transaction  applies:
                      Units of Depositary Receipts Representing Assigned Limited Partner Interests
           2)         Aggregate   number   of    securities   to    which   transaction    applies:
                      8,168,457.7
           3)         Per  unit price or other underlying value of transaction computed pursuant to
                      Exchange Act Rule  0-11 (Set  forth the  amount on  which the  filing fee  is calculated and state how it was determined):
                      $3.69  (aggregate amount  to be distributed  to security  holders, assuming a sale of  the partnership's  holdings  for the  estimated fair  market  value,
                      $30,169,500)
           4)         Proposed maximum aggregate value of transaction:
                      $30,169,500 (aggregate amount to be distributed to security holders, assuming a  sale for  the estimated fair  market value, the  partnership's holdings at
                      $30,169,500)
           5)         Total fee paid:
                      $6,033.18
/X/        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee  is offset as provided by Exchange Act Rule  0-11(a)(2)
           and  identify the filing for which the  offsetting fee was paid previously. Identify the previous filing by registration statement number, or  the Form or Schedule and the  date of its filing.
           1)         Amount Previously Paid:
                      -----------------------------------------------------------------------------
           2)         Form, Schedule or Registration Statement No.:
                      -----------------------------------------------------------------------------
           3)         Filing Party:
                      -----------------------------------------------------------------------------
           4)         Date Filed:
                      -----------------------------------------------------------------------------

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- --------------------------------------------------------------------------------

              NYLIFE GOVERNMENT MORTGAGE PLUS LIMITED PARTNERSHIP
                         51 Madison Avenue, Suite 1710
                            New York, New York 10010
                        Telephone Number: 1-800-278-4117


                                  May   , 1996


To the Unitholders of
    NYLIFE Government Mortgage Plus Limited Partnership:


    Enclosed is a copy of the definitive consent solicitation statement (the "Definitive Solicitation Statement") relating to the solicitation of written consents of the unitholders (the "Unitholders") of NYLIFE Government Mortgage Plus Limited Partnership, a Massachusetts limited partnership (the "Partnership"), to dissolve, terminate and wind up the Partnership.



    Due to the importance of the actions for which your consent is solicited, you should carefully read the Definitive Solicitation Statement in its entirety. A consent card is enclosed.



    Regardless of the number of units of depositary receipts of the Partnership ("Units") you hold, it is important that your Units be voted. After you have received and read the Definitive Solicitation Statement, we urge you to fill in, date, sign and mail the enclosed consent card promptly.



                                   Sincerely,
                                   NYLIFE REALTY INC.,
                                     GENERAL PARTNER



May   , 1996



          YOUR VOTE IS IMPORTANT, PLEASE SIGN AND RETURN THE ENCLOSED
                 CONSENT CARD PROMPTLY IN THE ENCLOSED ENVELOPE

                                                                PRELIMINARY COPY

DEFINITIVE SOLICITATION STATEMENT


              NYLIFE GOVERNMENT MORTGAGE PLUS LIMITED PARTNERSHIP

                         51 Madison Avenue, Suite 1710
                               New York, NY 10010
                        Telephone Number: 1-800-278-4117

                SOLICITATION OF CONSENTS TO DISSOLVE, TERMINATE
                          AND WIND UP THE PARTNERSHIP

To the Unitholders of NYLIFE Government Mortgage Plus Limited Partnership:


    NYLIFE Government Mortgage Plus Limited Partnership, a Massachusetts limited partnership (the "Partnership"), is soliciting consents of holders (the "Unitholders") of record of units of depositary receipts ("Units") representing assigned limited partner interests in the Partnership held by NYLIFE Depositary Corporation (the "Corporate Limited Partner") to dissolve, terminate and wind up the Partnership (the "Proposal"). If the Proposal is approved by the requisite consent of Unitholders, the Partnership will be dissolved, terminated and wound up in accordance with the terms of the Amended and Restated Agreement of Limited Partnership of the Partnership (the "Partnership Agreement"). Under the Partnership Agreement, adoption of the Proposal requires the consent of holders of record of more than 50% of the outstanding Units (a "majority in interest").


    NYLIFE Realty Inc. (the "General Partner"), the sole general partner of the Partnership, is not making any recommendation as to whether or not a Unitholder should vote in favor of the Proposal. Each Unitholder must make his, her or its own decision with respect to the Proposal.


    The  approximate  date on  which this  Definitive Solicitation  Statement is first being mailed to Unitholders is May , 1996. This Definitive Solicitation Statement modifies and supersedes the Preliminary Solicitation Statement for the Partnership dated March 29, 1996. Only Unitholders of record at the close of business on May 14, 1996 (the "Record Date") will be entitled to submit consent cards with respect to the Proposal. The consent solicitation for the Partnership will expire at 5:00 p.m., New York time, on June 25, 1996, unless extended by the General Partner (as extended from time to time, the "Expiration Date"). However, the Proposal will be deemed adopted and effective on the date (the "Approval Date") when the Partnership has received executed consent cards consenting to the Proposal from the holders of a majority in interest of the Units outstanding on the Record Date.



    Unitholders may revoke any previously submitted consent with respect to the Proposal by delivering written notice of revocation to the Partnership prior to the earlier of the Approval Date or the Expiration Date. Any duly executed consent card on which a consent or indication of withholding of consent is not indicated (except broker non-votes expressly indicating a lack of discretionary authority to consent) will be deemed a consent to the Proposal. An abstention from voting on the Proposal will effectively count as withholding consent with respect to the Proposal.



         This Definitive Solicitation Statement is dated May   , 1996.

                                                                PRELIMINARY COPY

                               TABLE OF CONTENTS


                                                                                                 PAGE
                                                                                               ---------
SUMMARY......................................................................................          1
  The Partnership............................................................................          1
  The Proposal and Its Potential Effects.....................................................          1
    The Proposal.............................................................................          1
    Effect of Approval of the Proposal and the Settlement....................................          2
    Required Consent.........................................................................          3
  Effect on Partnership and Unitholders If the Proposal Is Not Approved......................          3
  Summary of Potential Payments to Unitholders If Settlement Is Approved.....................          4
  No Dissenters' Rights......................................................................          4
  Considerations with Respect to the Proposal................................................          4
  Material Advantages and Disadvantages of the Proposal to the Partners......................          5
  Determination of Liquidation Advance.......................................................          5
  Litigation and Proposed Settlement.........................................................          5
    The Lawsuit..............................................................................          5
    Denial of Claims.........................................................................          5
    Terms of Proposed Settlement Payments....................................................          6
    Release..................................................................................          6
    Conditions to Settlement.................................................................          6
    Class Notice and Final Order.............................................................          7
  Federal Income Tax Consequences............................................................          7
  Interests of General Partner and Affiliates................................................          8
  Solicitation Costs.........................................................................          8

THE PROPOSAL AND CONSIDERATIONS WITH RESPECT TO THE PROPOSAL.................................          9
  The Proposal...............................................................................          9
    General..................................................................................          9
    Liquidation Procedures...................................................................          9
    Sale of the Partnership's Assets.........................................................          9
    Provision for Liabilities................................................................          9
    Liquidating Distributions................................................................         10
    Allocation of Profits and Losses.........................................................         10
  Effect of Approval of the Proposal and the Settlement......................................         11
    Cash Payments to Settling Unitholders....................................................         11
    Effect of Settlement on Liquidating Distributions........................................         12
  Consent of Unitholders to the Proposal.....................................................         13
  Effect on Partnership and Unitholders If the Proposal Is Not Approved......................         13
  Summary of Potential Payments to Unitholders If Settlement Is Approved.....................         14
  No Dissenters' Rights......................................................................         14
  Board Determination........................................................................         15
  Considerations with Respect to the Proposal................................................         15
  Material Advantages and Disadvantages of the Proposal to the Partners......................         15
    Advantages to Unitholders................................................................         15
    Disadvantages to Unitholders.............................................................         16
    Advantages to General Partner............................................................         16
  Estimated Financial Effects of Immediate Liquidation Versus Continued Operation of the
   Partnership...............................................................................         16

LITIGATION AND PROPOSED SETTLEMENT...........................................................         16
  The Lawsuit and the Class Members..........................................................         16


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
                                                                                                 PAGE
                                                                                               ---------
  Denial of Claims...........................................................................         17
  Payment Under the Settlement Agreement to the Unitholders..................................         18
  The Hearing Order and the Settlement Hearing...............................................         18
  Potential Termination of the Settlement Agreement..........................................         18
  Potential Termination of the Settlement Agreement with Respect to the Partnership..........         19
  Release....................................................................................         19
  Final Approval and Final Order and Judgment................................................         19
REGULATORY APPROVALS.........................................................................         19

CERTAIN INFORMATION CONCERNING THE PARTNERSHIP...............................................         20
  General....................................................................................         20
  General Partner and Management.............................................................         20
  Rights and Powers of Unitholders...........................................................         20
  Term and Dissolution of the Partnership....................................................         21
  The Mortgages..............................................................................         22
    Cross Creek..............................................................................         22
      Participating Insured Mortgage.........................................................         22
      Participating Guaranteed Loan..........................................................         23
      Participation Payments.................................................................         24
      Property Description...................................................................         24
    The Highlands............................................................................         24
      Participating Insured Mortgage.........................................................         24
      Participating Guaranteed Loan..........................................................         25
      Sale of the Highlands..................................................................         25
      Recent Developments....................................................................         25
    Signature Place..........................................................................         26
      Participating Insured Mortgage.........................................................         26
      Participating Guaranteed Loan..........................................................         27
      Participation Payments.................................................................         28
      Property Description...................................................................         28
  Guarantee of PGLs..........................................................................         28
  Competition................................................................................         29
  Legal Proceedings..........................................................................         29

SELECTED FINANCIAL DATA......................................................................         30

PRO FORMA FINANCIAL DATA.....................................................................         31

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS........         32
  Liquidity and Capital Resources............................................................         32
  Results of Operations......................................................................         32
    March 31, 1996 Compared to March 31, 1995................................................         33
    1995 Compared to 1994....................................................................         33
    1994 Compared to 1993....................................................................         33
    1993 Compared to 1992....................................................................         33

FEDERAL INCOME TAX CONSEQUENCES..............................................................         34
General......................................................................................         34
Cash Payment.................................................................................         34
  Liquidation Advance........................................................................         34
  Refund.....................................................................................         34
  Enhancement................................................................................         34
  Special Rules for Tax-Exempt Unitholders...................................................         34


                                       ii
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
                                                                                                 PAGE
                                                                                               ---------
Winding Up and Liquidation of Partnership....................................................         35

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT...............................         36

INTERESTS OF CERTAIN PERSONS IN TRANSACTION..................................................         36

MARKET FOR UNITS AND RELATED MATTERS.........................................................         36

VOTING PROCEDURES............................................................................         37

ADDITIONAL INFORMATION.......................................................................         38

INCORPORATION BY REFERENCE...................................................................         39

INDEX TO FINANCIAL STATEMENTS................................................................        F-1

APPENDIX A -- NUMERICAL EXAMPLES OF ALTERNATIVE PAYMENTS TO PARTNERS IF SETTLEMENT IS
 APPROVED....................................................................................        A-1


                                      iii
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                                    SUMMARY


    THE FOLLOWING SUMMARY IS INTENDED TO ASSIST UNITHOLDERS IN REVIEWING THE MORE DETAILED INFORMATION CONTAINED ELSEWHERE IN THIS SOLICITATION STATEMENT AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO SUCH DETAILED INFORMATION.


THE PARTNERSHIP

    The Partnership is a Massachusetts limited partnership that was formed in 1988 solely for the purposes of investing in (a) federally insured or coinsured mortgages on multi-family residential properties or residential care facilities directly, or through the purchase of mortgage-backed securities ("MBSs") guaranteed as to principal and Basic Interest (as defined in the Partnership Agreement) by the Government National Mortgage Association ("GNMA"), (b) participations in the revenue stream above a specified base level and/or in the residual value, if any, of the underlying property generally secured by a subordinated mortgage ("Participation Interests"), and (c) a limited amount of uninsured loans to the equity investors ("Individual Investors") in the entities that own such underlying properties, which loans also provide indirectly for additional Partnership participation in the revenue stream above a specified base level and/or in the residual value of the underlying property ("Participating Guaranteed Loans" or "PGLs"). Although the Participation Interests are not guaranteed or insured by any government agency and the PGLs are not secured by any real estate mortgage, for ease of reference, the MBSs and the Participation Interests are collectively referred to herein as the "Participating Insured Mortgages" or "PIMs" and the PIMs and the PGLs are collectively referred to herein as the "Mortgages".


    The Partnership's initial public offering of Units began on May 26, 1989 and concluded on September 30, 1991 (the "Public Offering"). As of such date, the Partnership had raised gross proceeds of $81,684,577. After the return of $42,312,611 of uninvested gross proceeds (the "Uninvested Gross Proceeds") to investors in 1992, the Partnership had 8,168,457.7 Units outstanding with a capital value of $39,371,966 or $4.82 per Unit. The Partnership has returned cash distributions of $21,005,808, or 53.35%, of the $39,371,966 invested by the Unitholders through December 31, 1995. The General Partner has received $378,322 in cash distributions through December 31, 1995.


    Since the formation of the Partnership, the Partnership has invested in three PIMs consisting of (i) MBSs collateralized by three federally co-insured mortgages on multi-family residential properties pursuant to the coinsurance program of Section 221(d)(4) of the National Housing Act and (ii) Participation Interests evidenced by additional interest agreements and secured by subordinated mortgages on such properties. Each MBS is guaranteed as to principal and Basic Interest by GNMA. The Partnership recently sold one such MBS, and currently holds two such MBSs. See "Certain Information Concerning the Partnership -- The Mortgages -- The Highlands -- Recent Developments." The remaining two MBSs are related to two PIMs which provide for the Partnership to participate in 50% of the underlying property's net cash flow and appreciation, if any. The Partnership originally funded three PGLs with respect to the same properties underlying the Partnership's PIMs. The Partnership currently holds two such PGLs. These PGLs provide for additional Partnership participation of 10% to 15% in such properties' net cash flow and appreciation, if any.

    The General Partner, NYLIFE Realty Inc., is a Delaware corporation and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). The General Partner is primarily responsible for both investment and administrative matters of the Partnership.

THE PROPOSAL AND ITS POTENTIAL EFFECTS


    THE PROPOSAL. The Partnership is soliciting the consent of the Unitholders to the Proposal. The consents are being sought in connection with a proposed settlement (the "Settlement") of a class action lawsuit (the "Lawsuit") pending in the United States District Court for the Southern District of Florida (the "Court"). The Proposal is not conditioned upon the Settlement being approved or completed. If the Proposal is approved, the Partnership will be dissolved, terminated and wound up in accordance with the terms of the Partnership Agreement. The assets of the Partnership will be sold for

                                                                PRELIMINARY COPY


cash at the best price available therefor and the cash remaining after satisfaction of the Partnership's liabilities generally will be distributed to the General Partner and the Unitholders (together, the "partners"). For a discussion of the allocation and distribution of proceeds to the partners upon liquidation of the Partnership, see "The Proposal and Considerations with Respect to the Proposal -- The Proposal -- Liquidating Distributions."



    EFFECT OF APPROVAL OF THE PROPOSAL AND THE SETTLEMENT. Under the Settlement, "Cash Payments" will be made by the General Partner directly to Settling Unitholders (as defined below) if the Settlement is approved by the Court and becomes final. If no appeal is filed, the Settlement will become final 30 days after the Court enters a Final Order and Judgment approving the Settlement; otherwise, the Settlement becomes final when all appellate proceedings have been concluded and those proceedings result in the courts upholding the Final Order and Judgment (the "Final Settlement Date"). The Cash Payments will be made within 30 days after the Final Settlement Date, or as soon thereafter as practicable. The Court currently has scheduled the hearing regarding approval of the Settlement for July 3, 1996.



    If the Proposal is approved, a Unitholder who remains in the class (a "Settling Unitholder") will receive under the Settlement a Cash Payment that, when added to prior distributions received, will at least equal the amount invested by that Settling Unitholder. The first part of this Cash Payment will be a "Liquidation Advance." The Liquidation Advance will be the Unitholder's proportionate share in the Loan Balance as of December 31, 1995 and in "Distributable Working Capital." "Loan Balance" and "Distributable Working Capital" are more fully described under "The Proposal and Considerations with Respect to the Proposal -- Effect of Approval of the Proposal and the Settlement."



    The Liquidation Advance will be repaid to the General Partner solely out of any "Liquidating Distribution" made by the Partnership to a Settling Unitholder. The Liquidating Distribution will consist of the Partnership's cash and other assets that remain after the Partnership's assets are sold and its liabilities are discharged. To ensure that repayment, each Settling Unitholder will grant the General Partner a security interest in such Settling Unitholder's Units and Liquidating Distribution up to the amount of the Liquidation Advance. If the Liquidating Distribution is less than the Liquidation Advance, a Settling Unitholder has no obligation to repay the difference to the General Partner. If a Settling Unitholder's Liquidating Distribution exceeds the Liquidation Advance, then that Settling Unitholder will receive the excess amount in up to two installments as the Partnership is liquidated and liabilities are satisfied.



    The second part of the Cash Payment to a Settling Unitholder will be either a "Refund" or an "Enhancement." A Refund will be paid if the Liquidation Advance, plus all prior distributions, is less than the amount invested by a Settling Unitholder in the Partnership. The Refund portion of the Cash Payment will be equal to that difference. An Enhancement will be paid if the Liquidation Advance, plus all prior distributions, equals or exceeds the amount invested by a Settling Unitholder in the Partnership. The Enhancement will be equal to $.20 multiplied by the number of Units of the Partnership owned by a Settling Unitholder. In no event will a Settling Unitholder receive less than $200 as a Refund or an Enhancement with respect to the Partnership. For payments that may be made to a Settling Unitholder that is a defined benefit plan, see "The Proposal and Considerations with Respect to the Proposal -- Effect of Approval of the Proposal and the Settlement."



    The Refund or the Enhancement, together with the Liquidation Advance, form the consideration provided to a Settling Unitholder in exchange for the release of claims that is provided under the Settlement. The Enhancement is being offered to the Settling Unitholders who have received a full return on their investment as part of the consideration for the Release (as defined below) they will grant the Defendants (as defined below). See "Litigation and Proposed Settlement -- Release." Due to their different individual circumstances, Settling Unitholders who receive an Enhancement will be receiving, together with the Liquidation Advance and prior distributions, an aggregate return on their


                                       2
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investment that is more than the return on investment obtained by those Settling
Unitholders who receive a Refund. All Settling Unitholders, however, will receive at least a return of their investment, taking account of prior distributions.



    Cash Payments under the Settlement will not be made to a Unitholder who elects not to participate in the Settlement. A "Non-Settling Unitholder" will receive only a Liquidating Distribution after sale of the Partnership properties, which will not include any Refund or Enhancement amount, and thus will be less than the amount the Non-Settling Unitholder would have received if that Unitholder had elected to participate in the Settlement.


    There are numerous conditions to the Settlement, including approval by the Court. There can be no assurance that if the Proposal is approved by the Unitholders and the Partnership is liquidated, such conditions will be satisfied. If the Proposal is approved but the Settlement does not become final, Unitholders will receive only Liquidating Distributions. See "Litigation and Proposed Settlement -- Potential Termination of the Settlement Agreement" and "Litigation and Proposed Settlement -- Potential Termination of the Settlement Agreement with Respect to the Partnership."


    REQUIRED CONSENT. The Partnership Agreement requires that the holders of a majority in interest of the Units must approve the Proposal. The General Partner owns 11,869.86 Units and will vote in respect of the Proposal in the same proportion as the Unitholders who vote for or against the Proposal. For information on the number of Units outstanding and the total number of Units with respect to which Unitholders must give their consent to the Proposal to approve the Proposal, see "The Proposal and Considerations with Respect to the Proposal -- Consent of Unitholders." Only Unitholders of record at the close of business on the Record Date will be entitled to submit consent cards with respect to the Proposal. The consent solicitation for the Partnership will expire at 5:00 p.m., New York time, on June 25, 1996, unless extended by the General Partner. See "Voting Procedures."



EFFECT ON PARTNERSHIP AND UNITHOLDERS IF THE PROPOSAL IS NOT APPROVED



    If the Proposal is not approved, the Partnership will continue to own the Mortgages, and the Partnership will continue to receive payments thereon. As stated in the Public Offering documents, the Partnership anticipated that it would receive the value of all of its Mortgages between 1997 and 2002. Consistent with the Partnership's investment objectives, the General Partner may consider offers for the sale of the Mortgages as opportunities arise. The Unitholders do not have the right to vote on the individual sale of any of the Mortgages. In any such sale, while the Partnership may benefit from any increase in the value of the Mortgages, it may also result in a decrease in anticipated revenues of the Partnership (including potential revenues from the participation features of the Mortgages). This decrease in anticipated revenues, coupled with the ongoing expenditures for overhead costs associated with investor relations, investor servicing costs and compliance reporting, may result in a decline of operating revenues available for distribution to the Unitholders. Although New York Life has determined to exit the partnership business, the Partnership may continue to operate until the expiration of the term of the Partnership on December 31, 2028. In any event, the Partnership will not have the right to call all of its remaining Mortgages until 2001. If the Settlement is not approved, or if the Settlement is approved but the Proposal is not approved, it is the General Partner's current intention to remain as the General Partner of the Partnership. However, the General Partner reserves its right under the Partnership Agreement, as future events may warrant, to withdraw as the General Partner of the Partnership. Failure by the Unitholders of the Partnership to approve the Proposal will not affect the rights of the Unitholders under the Partnership Agreement.


    Under the terms of the Settlement Agreement (as defined below), if the consents necessary to dissolve, terminate and wind up the Partnership have not been obtained by the Final Settlement Date, the New York Life Defendants (as defined below) will have the option of either (a) terminating the Settlement as it applies to the Partnership and the Settling Unitholders or (b) paying to each Settling Unitholder the Refund or the Enhancement, as the case may be, but not the Liquidation Advance, in exchange for a Release (as defined below) from such Settling Unitholder. In the latter event, the

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Refund  or the  Enhancement, as the  case may be,  will be calculated  as if the
Liquidation Advance had been paid. There can be no assurance that the future performance of the Partnership or the outcome of the Lawsuit (as defined above) or any possible future settlement thereof would result in the Unitholders receiving as much or more than they would receive if the Proposal is approved and the Settlement is approved and becomes final. See "The Proposal and Considerations with Respect to the Proposal -- Effect on Partnership and Unitholders if Proposal Is Not Approved."


SUMMARY OF POTENTIAL PAYMENTS TO UNITHOLDERS IF SETTLEMENT IS APPROVED



    Under "The Proposal and Considerations with Respect to the Proposal -- Summary of Potential Payments to Unitholders" is a chart setting forth the type of payments the Unitholders may receive, assuming the Settlement is approved and becomes final, depending upon (a) the approval or rejection of the Proposal by the Unitholders and (b) the election of the individual Unitholders to participate in the Settlement.


NO DISSENTERS' RIGHTS

    The Unitholders will not be entitled to any dissenters' rights or appraisal rights under either the Partnership Agreement or Massachusetts law with respect to the transactions described in this Solicitation Statement. See "The Proposal and Considerations with Respect to the Proposal -- No Dissenters' Rights."

CONSIDERATIONS WITH RESPECT TO THE PROPOSAL

    There is no established trading market for the Units. Dissolution of the Partnership will provide Unitholders an opportunity to receive cash in liquidation of their investment in the Partnership and make alternative investments that such Unitholders believe may generate more favorable returns or offer more liquidity than are currently being provided by an investment in the Partnership. However, by dissolving the Partnership, the Unitholders will be forgoing their proportionate interest in the Mortgages, as well as potential participation in the cash flow and appreciation of the underlying properties above specified levels through the participation features of the Mortgages, which participation could generate returns in excess of amounts receivable pursuant to the Settlement. There can be no assurance that the potential participation rights would generate returns that are equivalent to or greater than the amounts received pursuant to the Settlement. There can be no assurance that the Settlement will be approved or become final or that any alternative investments made by a Unitholder with amounts received in connection with the liquidation and Settlement would generate returns that are equivalent to or greater than those that would be earned by continuing investment in the Partnership. See "Litigation and Proposed Settlement."

    Continuing to operate the Partnership as a public partnership requires ongoing expenditures for overhead costs associated with investor relations and investor servicing, as well as legal and accounting costs associated with required compliance reporting. The Partnership is subject to federal and state securities laws and the terms of the Partnership Agreement under which periodic reports and annual financial statements are required to be generated by the Partnership. In addition, the cost of completing these reports and financial statements is paid out of the revenues of the Partnership. Due to the return of the Uninvested Gross Proceeds to investors in 1992, the aggregate principal amount of the Mortgages purchased by the Partnership is substantially less than was originally contemplated pursuant to the Public Offering, and has led to a corresponding reduction in revenues that were expected to be generated by the Partnership to cover overhead costs. See "The Proposal and Considerations with Respect to the Proposal -- The Proposal."

    If the Proposal is approved by the Unitholders and the Settlement is approved by the Court and becomes final, Settling Unitholders will not be permitted to transfer their Units. Settling Unitholders will, however, receive the Cash Payment.

    THE GENERAL PARTNER IS NOT MAKING ANY RECOMMENDATION AS TO WHETHER OR NOT A UNITHOLDER SHOULD VOTE IN FAVOR OF THE PROPOSAL. EACH UNITHOLDER MUST MAKE HIS, HER OR ITS OWN DECISION WITH RESPECT TO THE PROPOSAL.

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MATERIAL ADVANTAGES AND DISADVANTAGES OF THE PROPOSAL TO THE PARTNERS



    Potential advantages to the Unitholders if the Proposal is approved:



    - Dissolution of the Partnership will provide Unitholders an opportunity to receive cash in liquidation of their investment in the Partnership and make alternative investments that such Unitholders believe may generate more favorable returns or offer more liquidity than are currently being provided by an investment in the Partnership.



    - If the Settlement is also approved, a Settling Unitholder who was an original purchaser will receive the Enhancement in addition to a return of such Unitholder's total invested capital.



    Potential disadvantages to the Unitholders if the Proposal is approved:



    - The Unitholders will be forgoing their proportionate interest in the Mortgages, as well as potential participation in the cash flow and appreciation of the underlying properties above specified levels through the participation features of the Mortgages, which participation could generate returns in excess of amounts receivable pursuant to the Settlement.



    - If a Unitholder participates in the Settlement, he, she or it will release and discharge the Defendants (as defined below) and various other persons from any and all past, present and future causes of action in connection with the Proprietary Partnerships (as defined below).



    If the Proposal is approved, the General Partner will receive the benefit of the Release (as defined below).


DETERMINATION OF LIQUIDATION ADVANCE

    The Liquidation Advance will be equal to the Settling Unitholder's proportionate share in the sum of (i) the Loan Balance plus (ii) the Distributable Working Capital. As of December 31, 1995, the Loan Balance was $30,165,900. The Loan Balance at December 31, 1995 does not take into account the sale of the Highlands MBS as described under "Certain Information Concerning the Partnership -- The Mortgages -- The Highlands -- Recent Developments." The proceeds of such sale will be distributed to Unitholders on May 15, 1996.

LITIGATION AND PROPOSED SETTLEMENT

    THE LAWSUIT. On March 18, 1996, Evelyn Shea and Ann Grimshawe ("Plaintiffs") filed the Lawsuit in the Court against New York Life and several of its subsidiaries, including the General Partner (together with New York Life, the "New York Life Defendants") and two companies unaffiliated with New York Life (collectively, with the New York Life Defendants, the "Defendants"). The Lawsuit was preceded by two similar but separate lawsuits filed by the Plaintiffs in Texas State Court on January 11, 1996. The Plaintiffs purport to represent a class (the "Class") of all persons (the "Class Members") who purchased or otherwise assumed rights and title to interests ("Proprietary Investment Units") in certain limited partnerships (the "Proprietary Partnerships"), including the Partnership, created, sponsored, marketed, sold, operated or managed by the New York Life Defendants from January 1, 1985 through March 18, 1996. In the Lawsuit, Plaintiffs allege generally that the Defendants engaged in fraudulent activities in connection with the marketing and sale of interests in the Proprietary Partnerships and the subsequent operation of such partnerships, breached implied covenants and fiduciary duties owed to investors in the Proprietary Partnerships and violated various federal securities and state laws and rules. See "Litigation and Proposed Settlement -- The Lawsuit and the Class Members."

    DENIAL  OF CLAIMS.   The  Defendants have  denied and  continue to  deny any
wrongdoing or liability alleged in the Lawsuit. The Defendants have, nevertheless, agreed to the proposed Settlement of the Lawsuit for the reasons described in more detail elsewhere in this Solicitation Statement. See "Litigation and Proposed Settlement -- Denial of Claims and Defendants' Reasons for Proposed Settlement."

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    TERMS OF PROPOSED SETTLEMENT  PAYMENTS.  On March  19, 1996, the  Plaintiffs
and Defendants filed with the Court a Stipulation of Settlement (the "Settlement Agreement") that sets forth the terms of the proposed Settlement of the Lawsuit. With respect to the Partnership, the proposed Settlement generally provides that each Settling Unitholder who is a Class Member and who has not excluded himself, herself or itself from the Class by following the procedures outlined by the Court will receive the Liquidation Advance and either the Refund or the Enhancement, as the case may be, as described more fully elsewhere in this Solicitation Statement. See "Litigation and Proposed Settlement -- Payment Under the Settlement Agreement to Unitholders" and "The Proposal -- Cash Payments to Settling Unitholders if the Proposal and Settlement are Approved."

    RELEASE. As part of the proposed Settlement, Plaintiffs and all Class Members who did not exclude themselves from the Class, including the Settling Unitholders, will each grant a full release and discharge (the "Release") of the Defendants, their affiliates, agents and various other persons and entities from any and all causes of action in connection with the Proprietary Partnerships, including the Partnership. See "Litigation and Proposed Settlement -- Release."


    CONDITIONS TO SETTLEMENT. The Settlement Agreement is not yet final and may be terminated in certain circumstances. The Settlement will become final only after the Court enters a Final Order and Judgment approving the Settlement and the period for appeal thereof has expired, or if the Final Order or Judgment is appealed, on the date on which all appeals have been finally disposed of in a manner that affirms the Final Order and Judgment. The Court currently has scheduled the hearing regarding approval of the Settlement for July 3, 1996. See "Litigation and Proposed Settlement -- Potential Termination of the Settlement Agreement."



    Plaintiffs have the right to terminate the Settlement Agreement under the circumstances specified therein. In addition, the Defendants may unilaterally terminate the Settlement Agreement (a) with respect to all the Proprietary Partnerships taken together if those persons who elect to exclude themselves from the Class (i) together number more than 3% of all Class Members, or (ii) have ownership interests in the Proprietary Partnerships that together account for more than 3% of all capital invested by limited partners or unitholders in the Proprietary Partnerships; (b) with respect to a particular Proprietary Partnership if those persons who elect to exclude themselves from the Class with respect to a Proprietary Partnership (i) together number more than 3% of all those who are members of the Class with respect to such partnership, or (ii) have ownership interests in such partnership that together account for more than 3% of all capital invested by limited partners or unitholders in such partnership; (c) if the votes, consents or authorizations necessary to dissolve and liquidate four or more of the Proprietary Partnerships are not obtained; (d) if any state or federal regulator, self-regulatory organization or other administrative body or official (i) objects either to any aspect or term of the Settlement Agreement or to the transactions to be entered into to facilitate the proposed Settlement and takes or threatens to take any regulatory or legal action that would impair the ability of the parties to conclude the Settlement or (ii) requires as a condition of not taking action any modification to the Settlement Agreement, including, without limitation, any constriction or extension of the scope of the contemplated relief, that the Defendants in their sole discretion believe would impair their ability to consummate the Settlement or to provide the contemplated relief; or (e) if a final order dismissing the Texas State court actions with prejudice, which is no longer appealable, has not been entered by the Final Settlement Date. See "Litigation and Proposed Settlement -- Potential Termination of the Settlement Agreement." Furthermore, the Settlement Agreement provides that if the Unitholders do not approve the Proposal, the New York Life Defendants may either (i) unilaterally terminate the Settlement Agreement as it applies to the Partnership and the Settling Unitholders or (ii) pay each Settling Unitholder the Refund or the Enhancement, as the case may be, but not the Liquidation Advance, in exchange for a Release from such Settling Unitholder as described below. In the latter event, the Refund or the Enhancement, as the case may be, will be calculated as if the Liquidation Advance had been paid. See "Litigation and Proposed Settlement -- Potential Termination of Settlement Agreement with Respect to the Partnership."

                                                                PRELIMINARY COPY


    CLASS NOTICE AND FINAL ORDER. The Court has certified the Class for settlement purposes only and directed the New York Life Defendants, or their designee(s), to cause a notice (the "Class Notice") to be mailed to all potential members of the Class at their last known address no later than 90 days before the Settlement Hearing. The Class Notice has been sent to Unitholders included in the Class and should be referred to for further information regarding the Lawsuit, the Settlement and the Settlement Hearing. See "Litigation and Proposed Settlement -- The Hearing Order and the Settlement Hearing."


FEDERAL INCOME TAX CONSEQUENCES


    The following summary of what the General Partner believes, based on the advice of tax counsel, Akin, Gump, Strauss, Hauer & Feld, L.L.P., are likely to be the principal federal income tax consequences of the transaction for most Unitholders, is for general information purposes only. Each Unitholder is strongly urged to consult his, her or its own tax adviser with respect to the specific consequences of the receipt of a Cash Payment pursuant to the Settlement and of the winding up and liquidation of the Partnership in such Unitholder's particular circumstances. See "Federal Income Tax Consequences."



    In general, with respect to the receipt of a Cash Payment pursuant to the Settlement, the Refund and the Enhancement should be treated for federal income tax purposes as a return of capital and should be applied against and reduce a Settling Unitholder's adjusted tax basis in his, her or its Units. To the extent, if any, that the Refund or Enhancement received by a Settling Unitholder exceeds his, her or its adjusted tax basis in his, her or its Units, such excess will constitute taxable income to such Settling Unitholder, which may be ordinary income. A Settling Unitholder generally should not recognize income on his, her or its receipt of the Liquidation Advance. If the Liquidation Advance received by a Settling Unitholder ultimately exceeds the Liquidating Distribution allocable to such Settling Unitholder, such excess generally should be treated for federal income tax purposes in the same manner as a Refund received at the time of the liquidation of the Partnership. Except to the extent a tax-exempt entity such as a charitable or other tax-exempt organization, a pension, profit sharing or stock bonus plan, or a Keogh Plan, IRA or other employee benefit plan (a "Tax-Exempt Unitholder") borrowed to purchase its Units, such a Unitholder should not recognize unrelated business taxable income as a result of its receipt of the Refund or Enhancement. Property acquired with the proceeds of the Liquidation Advance should not be treated as "debt-financed property" within the meaning of the Internal Revenue Code of 1986, as amended (the "Code").



    In general, upon the disposition of the Partnership's properties, each Unitholder will recognize his, her or its allocable share of the gain or loss from the properties sold. Such amount will be treated as capital gain except to the extent of the amount of gain attributable to (i) accrued, unpaid interest (including original issue discount), (ii) interest based on appreciation in property or (iii) market discount (in certain cases).


    A Unitholder could also recognize additional gain or loss upon the liquidation of the partnership and the distribution of the sales proceeds, to the extent that the sum of the cash received (including the amount of the Liquidating Distribution deemed received) and the reduction in his, her or its share of Partnership non-recourse liabilities (if any) is greater or less than the adjusted tax basis of his, her or its Units (taking into account any gain or loss recognized from the sale of the Partnership assets and his, her or its receipt of a Refund or Enhancement). Such gain or loss should be characterized as capital gain or loss.

    A Tax-Exempt Unitholder may have unrelated business taxable income as a result of the winding up and liquidation of the Partnership if it has incurred "acquisition indebtedness" within the meaning of the Code with respect to its Units.


    See "Federal Income Tax Consequences."


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INTERESTS OF GENERAL PARTNER AND AFFILIATES


    The Proposal may give rise to certain conflicts of interest arising out of the relationships among the Partnership, the General Partner and affiliates of the General Partner. If the Court approves the Settlement and the Settlement becomes final, the General Partner and certain of its affiliates will be released from certain liabilities as discussed under "Litigation and Proposed Settlement -- Release." As a condition to receipt of a Liquidation Advance from the General Partner, each Settling Unitholder will grant a security interest in favor of the General Partner in his, her or its Units and Liquidating Distribution up to the amount of such Settling Unitholder's Liquidation Advance to secure the repayment of the Liquidation Advance out of his, her or its Liquidating Distribution. The General Partner is entitled to receive an asset management fee ("Asset Management Fee") equal to .5% of the total invested assets of the Partnership on a quarterly basis. However, the General Partner has agreed to waive any such future Asset Management Fees if the Proposal is approved. The General Partner will receive a Liquidating Distribution as a result of its general partnership interest and ownership of Units. No Cash Payment will be made with respect to Units owned by the General Partner. See
"Interests of Certain Persons in Transaction" and "The Proposal and Considerations with Respect to the Proposal -- Material Advantages and Disadvantages of the Proposal to the Partners -- Advantages to General Partner."


SOLICITATION COSTS

    The Partnership Agreement allows certain costs and expenses incurred by the General Partner, including those in connection with the preparation and mailing of the Solicitation Statement and all papers which accompany or supplement the Solicitation Statement, to be charged to the Partnership. The General Partner, however, has elected to pay all costs and expenses, including legal fees, incurred in connection with the preparation, filing and distribution of this Solicitation Statement and all accompanying or supplementary papers.


    The Partnership has retained the services of D. F. King & Co., Inc. ("King") to solicit the written consents of the Unitholders. Additionally, Boston Financial Data Services, Inc. ("BFDS") has been retained by the General Partner, certain of its affiliates and the Plaintiffs as the class action administrator in connection with the Lawsuit. As such, BFDS may assist in the solicitation of written consents. Solicitation of written consents also may be undertaken by the directors, officers, employees and agents of the General Partner or New York Life. Solicitation may be made by mail, telephone, telegraph, facsimile transmission or personal interview. The fees and expenses of King and BFDS and the costs incurred by the General Partner in connection with the solicitation of consents will be borne by the General Partner. See "Voting Procedures."

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          THE PROPOSAL AND CONSIDERATIONS WITH RESPECT TO THE PROPOSAL

THE PROPOSAL


    GENERAL. The Partnership is requesting the consent of the Unitholders to dissolve, terminate and wind up the Partnership. If the Proposal is approved, the assets of the Partnership will be sold and, after satisfaction of all Partnership liabilities, the net proceeds of such sale will be distributed to the partners in accordance with the terms of the Partnership Agreement. The Proposal is not conditioned upon the Court's approval of the Settlement or the Settlement becoming final. There can be no assurance that the Settlement will be approved and become final.



    Summarized in this Solicitation Statement are certain provisions of the Partnership Agreement. Such summaries are qualified in their entirety by reference to the full text of the Partnership Agreement, which has been provided previously to the Unitholders and copies of which may be obtained without charge upon request to the Partnership at the address set forth under "Incorporation By Reference."


    LIQUIDATION PROCEDURES. The Partnership Agreement provides that upon the dissolution of the Partnership, the General Partner shall proceed with the liquidation of the Partnership (including, without limitation, the sale or other disposition of any remaining Mortgages and cancellation of the Certificate of Limited Partnership), and the net proceeds of such liquidation shall be first applied to the payment of debts and other obligations of the Partnership, and all remaining net proceeds, if any, shall be applied and distributed as described below under "-- Liquidating Distributions." The General Partner will determine the amount, timing and method of making any Liquidating Distributions to the Unitholders in accordance with the terms of the Partnership Agreement. See "-- Liquidating Distributions." The Partnership will terminate upon the final distribution of the net proceeds from the liquidation of the Partnership's assets, and the General Partner will thereafter file a Certificate of Cancellation with the Secretary of State of the Commonwealth of Massachusetts for the Limited Partnership. Any right of the General Partner to reasonable compensation for services rendered in connection with the liquidation will be waived by the General Partner.


    SALE OF THE PARTNERSHIP'S ASSETS. If the Proposal is approved, the General Partner will undertake to sell the Mortgages to unaffiliated third-party purchasers for cash at the best price available therefor. The General Partner has engaged Morgan Stanley & Co. Incorporated ("Morgan Stanley") to conduct the sale of the Mortgages and to render advice to the General Partner in connection therewith. The General Partner, however, reserves the right to sell the properties in any other manner that it believes will achieve the best price. The General Partner has not yet received from Morgan Stanley, or any other party, any estimate of the fair market value of the Mortgages. Morgan Stanley is an internationally recognized investment banking and advisory firm that provides investment banking and financial advisory services. Morgan Stanley, as part of its investment banking business, is continually engaged in the valuation of businesses and securities in connection with competitive biddings and valuations for corporate and other purposes.


    The General Partner and its affiliates will not purchase any of the Partnership's properties or assets in the liquidation. Any such purchase would generally be prohibited by the Partnership Agreement.

    The Partnership has recently sold the Highlands MBS. No sale or agreement to sell any of the other Mortgages has been made, and there can be no assurance as to the price that will be received upon any such sale.


    PROVISION FOR LIABILITIES. Provision will be made for the payment of all debts and liabilities of the Partnership, including all expenses incurred in the liquidation, prior to distribution of the proceeds realized from liquidating the Partnership's properties and assets. See the Financial Statements included elsewhere herein for the liabilities of the Partnership as shown on the balance sheet of the Partnership as of December 31, 1995 and March 31, 1996. The General Partner will set aside a specified amount to meet anticipated liabilities of the Partnership.

                                                                PRELIMINARY COPY

    Under applicable Massachusetts law, distributions to limited partners, including liquidating distributions, are subject to satisfaction of the liabilities of the dissolving limited partnership. In general, a limited partnership is prohibited from making a distribution to its partners to the extent that, after giving effect to the distribution, the partnership's liabilities exceed the fair value of its assets. In the event a final liquidating distribution is made to the Unitholders without payment of all Partnership liabilities, a Unitholder may be liable therefor, for a period of one year, to the extent he, she or it received the return of any part of his, her or its capital contribution to the extent necessary to discharge the Unitholder's share of the Partnership's liabilities to creditors who extended credit to the Partnership during the period the contribution was held by the Partnership. As the Cash Payments are not being made by the Partnership and therefore do not constitute distributions to the Unitholders, this provision of Massachusetts law does not apply with respect to the Cash Payments and the Unitholders will not be liable to the Partnership thereof.

    LIQUIDATING DISTRIBUTIONS. After discharging all debts and liabilities of the Partnership or making provision therefor, all remaining cash will be distributed in accordance with the terms of the Partnership Agreement as summarized below. The dissolution of the Partnership is not conditioned upon the Settlement being approved by the Court or the Settlement becoming final. Therefore, if the Proposal is approved, there can be no assurance that a Unitholder will receive any amounts other than a Liquidating Distribution.

    The Partnership Agreement provides that upon a Terminating Capital Transaction, which would include the dissolution, termination and winding up of the Partnership contemplated by the Proposal, the cash received by the
Partnership in such transaction less all debts and liabilities of the Partnership required to be paid as a result of the transaction and any reserves for contingent liabilities, to the extent deemed reasonable by the General Partner ("Net Cash Proceeds"), will be distributed in the following order of priority:

        (i) first, each Unitholder and the General Partner will receive an amount equal to the then positive balance, if any, in his, her or its capital account;

        (ii) second, the Unitholders will receive a return of their invested capital;

       (iii) third, the General Partner will receive a return of its invested capital;

       (iv) fourth, Net Cash Proceeds will be distributed 99% to the Unitholders and 1% to the General Partner until the Unitholders receive such amount as would be necessary, after giving effect to previous distributable cash flow distributions, to produce in the aggregate a cumulative return on invested capital equal to 12% per annum; and

        (v) fifth, any remaining Net Cash Proceeds will then be distributed 90% to the Unitholders and 10% to the General Partner.


    Based on the pro forma balance sheet on a liquidation basis, as of March 31, 1996, Unitholders will not receive amounts necessary to produce, in the aggregate, a cumulative return on invested capital equal to 12% per annum.


    ALLOCATION OF PROFITS AND LOSSES. The profits of the Partnership arising from a Terminating Capital Transaction shall be allocated among the partners as follows:

        (i) first, to the partners in an amount equal to the aggregate of the then-negative balances in the capital accounts of the partners;

        (ii) second, to the Unitholders until the aggregate of the positive balances in the capital accounts of the Unitholders is equal to their invested capital;

       (iii) third, to the General Partner until the positive balance in its capital account is equal to its invested capital;

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       (iv) fourth, 99% to the Unitholders  and 1% to the General Partner  until the aggregate of the positive balances in the capital accounts of the Unitholders is equal to their invested capital plus the amount of cash which must be distributed to the Unitholders to provide them, in the aggregate, with a cumulative return of 12% per annum on their invested capital; and

        (v) fifth, any remaining profits will be allocated 90% to the Unitholders and 10% to the General Partner.

    The losses of the Partnership attributable to a Terminating Capital Transaction and the winding up of the affairs of the Partnership shall be allocated to the partners to the extent of, and in proportion to, the positive balances in their capital accounts.

EFFECT OF APPROVAL OF THE PROPOSAL AND THE SETTLEMENT


    CASH PAYMENTS TO SETTLING UNITHOLDERS. Under the Settlement, Cash Payments will be made by the General Partner directly to Settling Unitholders after the Final Settlement Date. If no appeal is filed from the Final Order and Judgment approving the Settlement, the Final Settlement Date will be 30 days after the Court enters a Final Order and Judgment approving the Settlement. If an appeal is filed, the Final Settlement Date will be when all appellate proceedings have been concluded and those proceedings result in the courts upholding the Final Order and Judgment. The Cash Payments will be made within 30 days after the Final Settlement Date, or as soon thereafter as practicable.



    If  the  Proposal is  approved, a  Settling Unitholder  will receive  a Cash
Payment that, when added to prior distributions received, will at least equal the amount invested by that Settling Unitholder in the Partnership. The first part of this Cash Payment will be a Liquidation Advance. The Liquidation Advance will be the Settling Unitholder's share of the Loan Balance and of Distributable Working Capital. The "Loan Balance" is defined to be the aggregate unpaid principal amount of all mortgages and loans held by the Partnership as of December 31, 1995, adjusted as of the Final Settlement Date to reflect any subsequent payments of principal and any disposition of assets. The Loan Balance does not reflect the market value of the Mortgages.



    "Distributable Working Capital" is the amount of "Working Capital" remaining in the Partnership as of the Final Settlement Date that the General Partner estimates will not be needed to meet outstanding liabilities, contingencies, costs and expenses associated with winding up the Partnership. "Working Capital" is the amount of cash, cash equivalents and accounts receivable, less payables and accrued liabilities, and excluding the value of any assets included in the Loan Balance, as determined by the General Partner as of the end of the fiscal quarter immediately preceding the Final Settlement Date.



    The Liquidation Advance will be repaid to the General Partner solely out of any "Liquidating Distribution" made by the Partnership to a Settling Unitholder. The Liquidating Distribution will consist of the Partnership's cash and other assets that remain after the Partnership's assets are sold and its liabilities are discharged. To ensure that repayment, each Settling Unitholder will grant the General Partner a security interest in such Settling Unitholder's Units and Liquidating Distribution up to the amount of the Liquidation Advance. If the Liquidating Distribution is less than the Liquidation Advance, a Settling Unitholder has no obligation to repay the difference to the General Partner. If a Settling Unitholder's Liquidating Distribution exceeds the Liquidation Advance, then that Settling Unitholder will receive the excess amount in up to two installments as the Partnership is liquidated and liabilities are satisfied.



    The second part of the Cash Payment to a Settling Unitholder will be either a "Refund" or an "Enhancement." A Refund will be paid if the Liquidation Advance, plus all prior distributions, is less than the amount invested by a Settling Unitholder in a Partnership. The Refund portion of the Cash Payment will be equal to that difference. An Enhancement will be paid if the Liquidation Advance, plus all prior distributions, equals or exceeds the amount invested by a Settling Unitholder in the Partnership. The Enhancement will be equal to $.20 multiplied by the number of Units of the Partnership owned by the Settling Unitholder. In no event will a Settling Unitholder receive less than

                                                                PRELIMINARY COPY

$200 as a Refund or an Enhancement. The Enhancement is being offered to the Settling Unitholders who have received a full return on their investments as part of the consideration for the Release they will grant the Defendants.



    The Refund or the Enhancement, together with the Liquidation Advance, form the consideration provided to a Settling Unitholder in exchange for the release of claims that is provided under the Settlement. The Enhancement is being offered to the Settling Unitholders who have received a full return on their investments as consideration for the Release they will grant the Defendants. Due to their individual circumstances, Settling Unitholders who receive an Enhancement will be receiving, together with the Liquidation Advance and prior distributions, an aggregate return on their investment that is more than the return on investment obtained by Settling Unitholders who receive a Refund. All Settling Unitholders, however, will receive at least a return of their investment, taking account of prior distributions.



    If the Proposal is approved by the Unitholders and the Settlement becomes final, it is anticipated that, along with the Liquidation Advance, Settling Unitholders who bought units of the Partnership when it was first offered for sale will receive the Enhancement. Based on current estimates, a Settling Unitholder who is such an original purchaser of $10,000 worth of Units would receive a Liquidation Advance of $2,101.38 and an Enhancement of $200.00 as a Cash Payment. These estimates are based on assumptions the General Partner believes to be reasonable but which are inherently uncertain and unpredictable. The assumptions to the estimates may be incomplete and inaccurate and unanticipated events and circumstances are likely to occur. Furthermore, the estimated payment does NOT include an estimate of a Settling Unitholder's pro rata share of the Partnership's Distributable Working Capital. The Liquidation Advance that a Settling Unitholder would receive would include such an amount. The estimates of Cash Payments are likely to change between now and the Final Settlement Date as a result of distributions from the Partnership, loan principal payments and other factors. The actual Cash Payment received by a Settling Unitholder also will depend upon the amount paid for the Units and the distributions received as of the Final Settlement Date.


    To the extent a Settling Unitholder's Liquidating Distribution exceeds the Liquidation Advance, the Settling Unitholder will receive the excess amount in up to two installments as the Partnership is liquidated and sales proceeds and liabilities are determined.


    Notwithstanding the foregoing, if a Settling Unitholder is a defined benefit plan under the Employee Retirement Income and Security Act of 1974, as amended ("ERISA"), and the receipt of the Liquidation Advance or the granting of a security interest in the Units would be a prohibited transaction under ERISA or the Code, then such Settling Unitholder will be entitled to receive the Refund or the Enhancement, as the case may be, but not the Liquidation Advance. In such event, the Refund or Enhancement will be calculated as if the Liquidation Advance had been paid. Such Settling Unitholder will also be entitled to its proportionate share of any Liquidating Distributions made by the Partnership. A prohibited transaction will generally occur if the General Partner is, or is affiliated with, a fiduciary or employer of, or a service provider to, the plan that is the Settling Unitholder.



    Cash Payments under the Settlement will not be made to a Unitholder who elects not to participate in the Settlement. Such a "Non-Settling Unitholder" will receive only a Liquidating Distribution, which will not include any Refund or Enhancement amount, and thus will be less than the amount the Non-Settling Unitholder would have received if that Unitholder had elected to participate in the Settlement.


    EFFECT OF SETTLEMENT ON LIQUIDATING DISTRIBUTIONS. If the Proposal is approved by the Unitholders and the Settlement is approved by the Court and becomes final, the Partnership Agreement will govern the amount of proceeds distributed to the partners as described above under "-- The Proposal -- Liquidating Distributions." However, under the terms of the Settlement Agreement, the Liquidating Distributions would be paid in up to two installments.

                                                                PRELIMINARY COPY

    The first installment will be paid within 30 days, or as soon as practicable thereafter, after the General Partner determines the reserve (the "Reserve") necessary to meet anticipated liabilities of the Partnership. The second installment will be paid within 30 days, or as soon as practicable thereafter, after all liabilities, contingencies and other obligations of the Partnership (including, without limitation, debts to the General Partner) have been satisfied or otherwise provided for, to the extent that there is any remaining Reserve. As each Settling Unitholder will already have received an advance from the General Partner of his, her or its share of liquidation proceeds up to the amount of his, her or its Liquidation Advance, such Settling Unitholder's share of proceeds up to the amount of his, her or its Liquidation Advance will instead be distributed to the General Partner in repayment of such Liquidation Advance. If a Settling Unitholder's Liquidating Distribution is less than the amount such Settling Unitholder received as a Liquidation Advance, such Settling Unitholder will not be obligated to repay the difference to the General Partner.


CONSENT OF UNITHOLDERS TO THE PROPOSAL


    The Partnership Agreement provides that the Partnership is to be dissolved, terminated and wound up upon the consent in writing of Unitholders who own a majority in interest of the total outstanding Units. As of the Record Date,
there  were          Units  outstanding. Therefore, Unitholders holding at least
        Units must consent for the Partnership to be dissolved. The General Partner owns 11,869.86 Units and will vote in respect of the Proposal in the same proportion as the Unitholders who vote for or against the Proposal.


    If Unitholders owning more than a majority in interest of the total outstanding Units vote to dissolve the Partnership pursuant to the terms of the Partnership Agreement, Unitholders who did not join in such consent will nevertheless be bound by the decision to dissolve, terminate and wind up the Partnership. Failure to return a consent card will have the effect of a vote against the Proposal. An abstention from voting on the Proposal will effectively count as withholding consent with respect to the Proposal. Broker non-votes expressly indicating a lack of discretionary authority to consent also will effectively count as a withholding consent with respect to the Proposal. See "Voting Procedures."



EFFECT ON PARTNERSHIP AND UNITHOLDERS IF THE PROPOSAL IS NOT APPROVED



    If the Proposal is not approved, the Partnership will continue to own the Mortgages and will continue to receive payments thereon. As stated in the Public Offering documents, the Partnership anticipated that it would receive the value of all its Mortgages between 1997 and 2002. Consistent with the Partnership's investment objectives, the General Partner may consider offers for the sale of the Mortgages as opportunities arise. The Unitholders do not have the right to vote on the individual sale of any of the Mortgages. In any such sale, while the Partnership may benefit from any increase in the value of the Mortgages, as a result of the sale, the anticipated revenues of the Partnership may decline. This decrease in anticipated revenues, coupled with the ongoing expenditures for overhead costs associated with investor relations, investor servicing and compliance reporting, may result in a decline of operating revenues available for distribution to the Unitholders. Although New York Life has determined to exit the partnership business, the Partnership may continue to operate until the expiration of the term of the Partnership on December 31, 2028. In any event, the Partnership will not have the right to call all of its remaining Mortgages until 2001. If the Settlement is not approved, or if the Settlement is approved but the Proposal is not approved, it is the General Partner's current intention to remain as the General Partner of the Partnership. However, the General Partner reserves its right under the Partnership Agreement, as future events may warrant, to withdraw as the General Partner of the Partnership. Failure by the Unitholders to approve the Proposal will not affect the rights of the Unitholders under the Partnership Agreement.


    Under the terms of the Settlement Agreement, if the consents necessary to dissolve, terminate and wind up the Partnership have not been obtained by the Final Settlement Date, the New York Life Defendants will have the option of either (a) terminating the proposed Settlement as it applies to the Partnership and the Settling Unitholders or (b) paying to each Settling Unitholder the Refund or the Enhancement, as the case may be, but not the Liquidation Advance, in exchange for a Release from such Settling Unitholder. See "Litigation and Proposed Settlement -- Potential Termination of the

                                                                PRELIMINARY COPY
Settlement Agreement with Respect to the Partnership." Whether the Settling Unitholder would be entitled to receive the Refund or the Enhancement depends upon the amount paid for the subject Units by the Settling Unitholder, the distributions received as of the Final Settlement Date on such Units by the Settling Unitholder, and the amount of the Liquidation Advance the Settling Unitholder would have received had the Proposal been approved and the Settlement become final. There can be no assurance that the future performance of the Partnership or the outcome of the Lawsuit or any possible future settlement thereof will result in a return on investment to the Unitholders that equals or exceeds the return facilitated by the approval of the Proposal and the Settlement becoming final.


SUMMARY OF POTENTIAL PAYMENTS TO UNITHOLDERS IF SETTLEMENT IS APPROVED



    The following chart sets forth the types of payments the Unitholders of the Partnership will receive, assuming the Settlement is approved and becomes final, depending upon (a) the approval or rejection of the Proposal by the Unitholders of the Partnership and (b) the election of an individual Unitholder to participate in the Settlement.



         ACTION TAKEN                    UNITHOLDER'S
      REGARDING PROPOSAL             CLASS ACTION STATUS                    PAYMENTS TO BE RECEIVED
- ------------------------------  ------------------------------  ------------------------------------------------
Proposal Approved               Settling Unitholder             (i) Liquidation  Advance,  (ii)  Enhancement  or
                                                                 Refund  and (iii)  Liquidation Distributions in
                                                                 excess of  amount  of Liquidation  Advance,  if
                                                                 any.
Proposal Approved               Non-Settling Unitholder         Liquidating  Distribution,  as  provided  in the
                                                                 Partnership Agreement.
Proposal Not Approved           Settling Unitholder             (i) Payments as  provided under the  Partnership
                                                                 Agreement, including (a) quarterly
                                                                 distributions  from  the  Partnership,  and (b)
                                                                 Liquidating Distributions  upon liquidation  of
                                                                 the Partnership at a later date pursuant to the
                                                                 terms of the Partnership Agreement, and (ii) at
                                                                 the  New  York  Life  Defendants'  option,  the
                                                                 Enhancement  or  the   Refund  to  which   such
                                                                 Settling  Unitholder  would have  been entitled
                                                                 had the Proposal been approved.
Proposal Not Approved           Non-Settling Unitholder         Payments  as  provided  under  the   Partnership
                                                                 Agreement, including (a) quarterly
                                                                 distributions  from  the  Partnership,  and (b)
                                                                 Liquidating Distributions  upon liquidation  of
                                                                 the Partnership at a later date pursuant to the
                                                                 terms of the Partnership Agreement.



    APPENDIX A contains estimates of the types and amounts of payments a Unitholder might expect to receive, based on the assumptions stated in such Appendix, for the Partnership under each of the scenarios set forth above. If the Proposal is approved by the Unitholders but the Settlement does not become final, all Unitholders will receive only Liquidating Distributions, as provided in the Partnership Agreement.


NO DISSENTERS' RIGHTS

    The Unitholders will not be entitled to any dissenters' or appraisal rights under either the Partnership Agreement or Massachusetts law with respect to the transactions described in this Solicitation Statement.

                                                                PRELIMINARY COPY

BOARD DETERMINATION

    THE BOARD OF DIRECTORS OF THE GENERAL PARTNER MAKES NO RECOMMENDATION TO THE UNITHOLDERS AS TO THE DISSOLUTION, TERMINATION AND WINDING UP OF THE PARTNERSHIP. EACH UNITHOLDER MUST MAKE HIS, HER OR ITS OWN DECISION WITH RESPECT TO THE PROPOSAL AFTER CONSULTING WITH HIS, HER OR ITS OWN ADVISORS BASED ON HIS, HER OR ITS OWN FINANCIAL POSITION AND REQUIREMENTS.

CONSIDERATIONS WITH RESPECT TO THE PROPOSAL

    There is no established trading market for the Units. Dissolution of the Partnership will provide Unitholders an opportunity to receive cash in liquidation of their investment in the Partnership and make alternative investments that such Unitholders believe may generate more favorable returns or offer more liquidity than are currently being provided by an investment in the Partnership. However, by dissolving the Partnership, the Unitholders will be forgoing their proportionate interest in the Mortgages, as well as potential participation in the cash flow and appreciation of the underlying properties above specified levels through the participation features of the Mortgages, which participation could generate returns in excess of amounts receivable pursuant to the Settlement. There can be no assurance that the potential participation rights would generate returns that are equivalent to or greater than the amounts received pursuant to the Settlement. There can be no assurance that the Settlement will be approved or become final or that any alternative investments made by a Unitholder with amounts received in connection with the liquidation and Settlement would generate returns that are equivalent to or greater than those that would be earned by continuing investment in the Partnership. See "Litigation and Proposed Settlement." Pursuant to a preliminary injunction issued by the Court, Unitholders who have not excluded themselves from the Class have been enjoined from transferring their Units except in certain specified circumstances. If the Proposal is approved by the Unitholders and the Settlement is approved by the Court and becomes final, Settling Unitholders will not be permitted to transfer their Units. Settling Unitholders will, however, receive the Cash Payment. See "Litigation and Proposed Settlement
- -- The Hearing Order and the Settlement Hearing."

    Continuing to operate the Partnership as a public partnership requires ongoing expenditures for overhead costs associated with investor relations and investor servicing, as well as legal and accounting costs associated with required compliance reporting. The Partnership is subject to federal and state securities laws and the terms of the Partnership Agreement under which periodic reports and annual financial statements are required to be generated by the Partnership. In addition, the cost of completing these reports and financial statements is paid out of the revenues of the Partnership. Due to the return of the Uninvested Gross Proceeds to investors, the aggregate principal amount of the Mortgages purchased by the Partnership is substantially less than was originally contemplated pursuant to the Public Offering, and has led to a corresponding reduction in revenues that were expected to be generated by the Partnership to cover overhead costs.

    If the Proposal is approved by the Unitholders, Settling Unitholders will be entitled to a Cash Payment if the Settlement is approved by the Court and becomes final. If the Proposal is not approved, the General Partner may terminate the Settlement as to the Partnership.


MATERIAL ADVANTAGES AND DISADVANTAGES OF THE PROPOSAL TO THE PARTNERS



    ADVANTAGES TO UNITHOLDERS. If the Proposal is approved with respect to the Partnership, the Partnership's assets will be sold as soon as practicable and the Partnership will be dissolved. Dissolution of the Partnership will provide Unitholders an opportunity to receive cash in liquidation of their investment in the Partnership and make alternative investments that such Unitholders believe may generate more favorable returns or offer more liquidity than are currently being provided by an investment in the Partnership. If the Settlement is also approved, a Setting Unitholder who was an original purchaser will receive the Enhancement in addition to a return of such Unitholder's total invested capital.

                                                                PRELIMINARY COPY


    A Settling Unitholder would receive any amounts by which the Liquidating Distribution for the Partnership exceeds the Liquidation Advance to the Settling Unitholder with respect to such Partnership. See "-- Summary of Potential Payments to Unitholders" for a summary of the types of payments a Unitholder might receive under various alternatives in connection with the proposed Settlement and the Proposal.



    DISADVANTAGES TO UNITHOLDERS. If the Proposal is approved with respect to the Partnership and the Partnership is dissolved, the Unitholders will be forgoing their proportionate interest in the Mortgages, as well as potential participation in the cash flow and appreciation of the underlying properties above specified levels through the participation features of the Mortgages, which participation could generate returns in excess of amounts receivable pursuant to the Settlement.



    Furthermore, if the Proposal is approved with respect to the Partnership and
(i) the Partnership is not excluded from the Settlement and a Unitholder participates in the Settlement or (ii) the Settlement is terminated with respect to the Partnership and the Defendants elect to pay a Refund or Enhancement, a Settling Unitholder will release and discharge the Defendants and certain of their affiliates, agents and various other persons and entities from, INTER ALIA, any and all causes of action that were, could have been, may be or could be alleged in connection with the Proprietary Partnerships, including the Partnership, or any other limited partnership or other direct investment program created, sponsored, marketed, sold, operated or managed by the Defendants. See "Litigation and Proposed Settlement -- Release," and the Class Notice that was previously sent to the Unitholders included in the Class.


    ADVANTAGES TO GENERAL PARTNER. The General Partner will receive the benefit of any Releases given by Settling Unitholders. The General Partner has agreed to waive any future Asset Management Fees if the Proposal is approved.


    THE GENERAL PARTNER IS NOT MAKING ANY RECOMMENDATION TO UNITHOLDERS AS TO WHETHER OR NOT TO VOTE IN FAVOR OF THE PROPOSAL. EACH UNITHOLDER MUST MAKE HIS, HER OR ITS OWN DECISION WITH RESPECT TO THE PROPOSAL.


ESTIMATED FINANCIAL EFFECTS OF IMMEDIATE LIQUIDATION VERSUS CONTINUED OPERATION OF THE PARTNERSHIP



    As described more fully above under "-- Material Advantages and Disadvantages of the Proposal to the Partners," if the Partnership continues to operate, it will own the Mortgages and will continue to receive payments thereon. However, consistent with the Partnership's investment objectives, the General Partner may consider offers for the sale of the Mortgages as opportunities arise. If any Mortgages are sold, the Partnership may benefit from any increase in the value of the Mortgages. However, such sales may also result in a decrease in anticipated revenues of the Partnership. This decrease in revenues, coupled with the ongoing expenditures for overhead costs associated with investor relations and investor servicing, as well as legal and accounting costs associated with required compliance reporting of the Partnership, may result in a decline of operating revenues available for distribution to the Unitholders. The decline may potentially be offset to some extent by the participation rights held by the partnership in connection with the Mortgages.


                       LITIGATION AND PROPOSED SETTLEMENT

THE LAWSUIT AND THE CLASS MEMBERS


    On January 11, 1996, Evelyn Shea and Ann Grimshawe ("Plaintiffs") filed separate class action complaints in the District Court of Harris County, Texas ("Texas State Court") against NYLIFE Equity Inc., New York Life, NYLIFE Inc. and NYLIFE Securities Inc. (collectively with all predecessors and successors of these entities, and the entities identified below, the "New York Life Defendants"), and American Exploration Production Company and American Exploration Company (collectively, the "American Defendants"). The New York Life Defendants and the American Defendants are sometimes collectively referred to as the "Defendants." The Plaintiffs' allegations against

                                                                PRELIMINARY COPY
the Defendants included fraud, breach of fiduciary duties, violation of the National Association of Securities Dealers, Inc. Rules of Fair Practice by NYLIFE Securities Inc., negligent misrepresentation, breach of implied covenants and violation of Texas state securities laws.


    On March 18, 1996 Plaintiffs filed a complaint in the United States District Court for the Southern District of Florida captioned SHEA, ET AL. V. NEW YORK LIFE INSURANCE CO., ET AL. (the "Lawsuit"), amplifying the claims alleged in the complaint filed in Texas State Court, alleging violations of federal securities and state laws, adding the General Partner as a New York Life Defendant and including allegations concerning the Partnership. Plaintiffs purport to represent a class of all persons who purchased or otherwise assumed rights and title to interests in certain limited partnerships, including the Limited Partnerships, and other programs created, sponsored, marketed, sold, operated or managed by the New York Life Defendants from January 1, 1985 through March 18, 1996 (the "Proprietary Partnerships"). The Plaintiffs requested compensatory damages for their lost original investment, plus interest, costs (including attorneys' fees), punitive damages, disgorgement of any earnings, compensation and benefits received by the Defendants as a result of the alleged actions and other unspecified relief to which Plaintiffs may be entitled.



    On March 19, 1996, the Plaintiffs and the Defendants filed with the Court a Stipulation of Settlement (the "Settlement Agreement") that sets forth the terms of the proposed Settlement of the claims underlying the Lawsuit. The Settlement Agreement provides that the Plaintiffs will serve as the representatives of all persons (the "Class" or "Class Members") who purchased an interest ("Proprietary Investment Units") in any of the Proprietary Partnerships. Expressly excluded from the Class are investors who signed a document that released the New York Life Defendants from any further claims concerning such investments. The Defendants have agreed separately that they will not participate in the Settlement in connection with respect to any Proprietary Investment Units they own. The Defendants will receive, however, any Liquidating Distributions to which they are entitled under the Partnership Agreement with respect to the Units they own and their general partner interests.



    On May 3, 1996, the Texas State Court entered an order dismissing the Texas proceedings without prejudice, and provided that the dismissal would be with prejudice upon final disposition of the Lawsuit.


DENIAL OF CLAIMS

    Prior to the institution of the Lawsuit, with respect to certain Proprietary Partnerships, the New York Life Defendants determined that it would be in the best interests of the investors in certain Proprietary Partnerships to terminate such partnerships and, in connection therewith, to provide certain payments to the limited partners that would have been in addition to any amounts they would receive upon liquidation of the partnerships, although the New York Life Defendants had no obligation to do so. The Defendants expressly deny any wrongdoing alleged in the Lawsuit and do not concede any wrongdoing or liability in connection with any of the facts or claims that have been alleged against them in the Lawsuit. The Defendants consider it desirable, however, for the Settlement to be effected because such Settlement will: (i) provide substantial benefits to the Class Members, in a manner consistent with New York Life's prior determination to wind up most of the Proprietary Partnerships through orderly liquidation because the continuation of the business no longer served the intended objectives of either the Defendants or the owners of interests in such partnerships; (ii) confer substantial benefits on the Defendants and current limited partners and unitholders of the Proprietary Partnerships by providing an opportunity not only to wind up the Proprietary Partnerships on a schedule favorable to the Class, but also to resolve the issues presented by the Lawsuit with respect to the sale of interests in and operation of the Proprietary Partnerships; and (iii) put Plaintiffs' claims and the underlying matters to rest without undue expense to the Class while reducing the burdens and uncertainties associated with protracted litigation of the claims underlying the Lawsuit.

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PAYMENT UNDER THE SETTLEMENT AGREEMENT TO THE UNITHOLDERS

    The terms of the Settlement Agreement with respect to the Partnership generally provide that each Settling Unitholder who is a Class Member, and who has not excluded himself, herself or itself from the Class by following the procedures outlined by the Court, will receive the Liquidation Advance and either the Refund or the Enhancement, as the case may be, as described more fully under "The Proposal and Considerations with Respect to the Proposal -- The Proposal -- Liquidating Distributions."

THE HEARING ORDER AND THE SETTLEMENT HEARING


    On March 19, 1996, the Court issued the Hearing Order, which, among other things, certified the Class for settlement purposes only and directed Defendants, or their designee(s), to cause the Class Notice to be mailed to all potential Class Members at their last known address no later than 90 days before the Settlement Hearing. The Class Notice previously was sent to the Unitholders. Unitholders should refer to the Class Notice for further information regarding the Lawsuit, the Settlement and the Settlement Hearing, which the Court currently has scheduled for July 3, 1996.


    Among other things, the Hearing Order preliminarily enjoins all Class Members who have not excluded themselves from the Class from selling, transferring, pledging, encumbering, hypothecating or assigning any Unit they own or in which they have an interest, PROVIDED THAT (i) the Court may for good cause shown by a Class Member allow a transfer notwithstanding the injunction and (ii) any Class Member may transfer a Unit where such Class Member agrees in writing to be bound by the Release described in the Class Notice and to waive any right to receive benefits under the proposed Settlement, in which case the person to whom the Unit(s) are transferred will be entitled to the benefits that the Class Member would have received but for the transfer.

POTENTIAL TERMINATION OF THE SETTLEMENT AGREEMENT

    The Settlement Agreement is not yet final and could be terminated for various reasons. The Settlement will become final only after the Court enters a Final Order and Judgment approving the Settlement and the period for appeal thereof has expired or, if the Final Order and Judgment is appealed, on the date on which all appeals have been finally disposed of in a manner that affirms the Final Order and Judgment. There can be no assurance that such approval will be obtained or that the Settlement will become final.

    Plaintiffs have the right to terminate the Settlement Agreement under the circumstances specified therein. In addition, the Defendants may unilaterally terminate the Settlement Agreement if: (a) with respect to all the Proprietary Partnerships taken together, those persons who elect to exclude themselves from the Class (i) together number more than 3% of all Class Members or (ii) have ownership interests in the Proprietary Partnerships that together account for more than 3% of all capital invested by limited partners or unitholders in the Proprietary Partnerships; (b) with respect to a particular Proprietary Partnership, if those persons who elect to exclude themselves from the Class with respect to such Proprietary Partnership (i) together number more than 3% of all those who are Class Members with respect to such Proprietary Partnership or
(ii) have ownership interests in such partnership that together account for more than 3% of all capital invested by limited partners or unitholders in such partnership; (c) if the votes, consents or authorizations necessary to dissolve and liquidate four or more of the Proprietary Partnerships are not obtained; (d) if any state or federal regulator, self-regulatory organization or other administrative body or official (i) objects either to any

                                       18
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aspect  or term of the Settlement Agreement or to the transactions to be entered into to facilitate the proposed Settlement and takes or threatens to take any regulatory or legal action that would impair the ability of the parties to conclude the Settlement on the terms set forth in the Settlement Agreement or
(ii)  requires  as a  condition of  not  taking action  any modification  to the
Settlement  Agreement,  including,  without  limitation,  any  constriction   or
extension of the scope of the contemplated relief, that the Defendants in their sole discretion reasonably believe would impair their ability to consummate the Settlement or to provide the contemplated relief; or (e) if a final order dismissing the Texas State Court actions with prejudice, which is no longer appealable, has not been entered by the Final Settlement Date.

POTENTIAL TERMINATION OF THE SETTLEMENT AGREEMENT WITH RESPECT TO THE
PARTNERSHIP

    If the consents necessary to dissolve the Partnership have not been obtained by the Final Settlement Date, the Defendants may either (i) unilaterally terminate the Settlement Agreement as it applies to the Partnership and the Unitholders or (ii) pay each Settling Unitholder the Refund or the Enhancement, as the case may be, but not the Liquidation Advance, in exchange for a Release from such Settling Unitholder. If the Defendants choose the latter option, a Settling Unitholder will receive the Refund or the Enhancement, as the case may be, in an amount equal to the amount of the Refund or Enhancement he, she or it would have received had the Proposal been approved and the Liquidation Advance been paid.

RELEASE


    Effective as of the Final Settlement Date, Plaintiffs and all Class Members who did not exclude themselves from the Class, including the Settling Unitholders, agree that they will release and discharge (the "Release") the Defendants and certain of their affiliates, agents and various other persons and entities from, INTER ALIA, any and all causes of action that were, could have been, may be or could be alleged in connection with the Proprietary Partnerships, including the Partnership, or any other limited partnership or other direct investment program created, sponsored, marketed, sold, operated or managed by the Defendants. The Class Notice that was previously provided to the Unitholders sets forth further information regarding the scope of the Release.


FINAL APPROVAL AND FINAL ORDER AND JUDGMENT

    Until the Settlement becomes final as described in the Class Notice, the General Partner will not be obligated to pay any amounts to the Settling Unitholders in connection with the Settlement.


                              REGULATORY APPROVALS


    Other than the filing of a Certificate of Cancellation with the Secretary of State of the Commonwealth of Massachusetts and a filing with the Securities and Exchange Commission to deregister the Units, the General Partner is not aware of any federal or state regulatory requirements that must be complied with or any approval of a state or federal body that is necessary to proceed with the dissolution, termination and winding up of the Partnership other than any such requirement or approval that may arise in connection with the sale of the Partnership's assets due to (i) the identity of the purchaser or purchasers of the Partnership's properties and assets or (ii) the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, which may require certain information to be filed with the Department of Justice and the Federal Trade Commission and may require certain waiting periods to be satisfied prior to such sale. Following final liquidation of the Partnership, and deregistration of the Units under
Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Partnership's obligations to file reports pursuant to Section 15(d) of the Exchange Act will terminate. Additionally, in order to proceed with the Settlement, the final approval of the Court must be obtained.

                                       19
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                 CERTAIN INFORMATION CONCERNING THE PARTNERSHIP

GENERAL

    The Partnership is a Massachusetts limited partnership that was formed in 1988 solely for the purposes of investing in (a) federally insured or coinsured mortgages on multi-family residential properties or residential care facilities directly, or through the purchase of MBSs guaranteed as to principal and Basic Interest by GNMA, (b) Participation Interests in such properties, and (c) PGLs.


    The Partnership's initial public offering of Units of limited partnership interests began on May 26, 1989 and concluded on September 30, 1991. As of such date, the Partnership had raised gross proceeds of $81,684,577. After the return of $42,312,611 of Uninvested Gross Proceeds to investors in 1992, the Partnership had 8,168,457.7 Units outstanding with a capital value of $39,371,966 or $4.82 per Unit. The Partnership has returned cash distributions of $21,005,808, or 53.35%, of the $39,371,966 invested by the Unitholders through December 31, 1995. The General Partner has received $378,322 in cash distributions through December 31, 1995.


    Since its formation, the Partnership has invested in three PIMs consisting of (i) MBSs collaterized by three federally co-insured mortgages on multi-family residential properties pursuant to the coinsurance program of Section 221(d)(4) of the National Housing Act, and (ii) Participation Interests evidenced by additional interest agreements and secured by subordinated mortgages on such properties. Each MBS is guaranteed as to principal and Basic Interest by GNMA. The Partnership recently sold one such MBS, and currently holds two such MBSs. See "-- The Mortgages -- The Highlands -- Recent Developments" below. The remaining two MBSs are related to two PIMs which provide for the Partnership to participate in 50% of the underlying property's net cash flow and appreciation, if any. The Partnership originally funded three PGLs with respect to the same properties underlying the Partnership's PIMs. The Partnership currently holds two such PGLs. These PGLs provide for additional Partnership participation of 10% to 15% in such properties' net cash flow and appreciation, if any.

GENERAL PARTNER AND MANAGEMENT


    The general partner of the Partnership is NYLIFE Realty Inc., a Delaware corporation and an indirect wholly-owned subsidiary of New York Life. The General Partner is primarily responsible for both investment and administrative matters of the Partnership. An audited balance sheet of the General Partner as of December 31, 1995 is set forth in the Financial Statements attached hereto.


RIGHTS AND POWERS OF UNITHOLDERS

    Upon dissolution and winding up of the Partnership, the Unitholders will no longer have an interest in the Partnership's assets and business and will be giving up all their rights under the Partnership Agreement. The Unitholders may not take part in the control of the business or affairs of the Partnership and have no voice in the management or operations of the Partnership. Their lack of a voice in management and control is necessary to limit liability in excess of their investment in the Partnership and their share of undistributed profits from the Partnership. The Unitholders:

        (i) share all profits, losses and distributions of the Partnership in accordance with the Partnership Agreement;

        (ii) have their liability for operations of the Partnership limited to the amount of their capital contributions and to their shares of Partnership capital and undistributed net revenues of the Partnership, if any; provided, however, that under applicable partnership law the Unitholders may under certain circumstances be required to repay to the Partnership amounts previously distributed to them by the Partnership (see "The Proposal and Considerations with Respect to the Proposal -- The Proposal -- Provision for Liabilities");

       (iii) have the right to inspect and copy the records relating to the activities of the Partnership during ordinary business hours;

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
                                                                PRELIMINARY COPY

       (iv) obtain from the General Partner from time to time upon reasonable demand (i) true and full information regarding the status of the business and financial condition of the Partnership, (ii) promptly after becoming available, a copy of the Partnership's federal, state and local income tax returns for each year, and (iii) other information regarding the affairs of the Partnership as provided in the Partnership Agreement;

        (v) receive financial statements, income tax information and certain periodic reports as provided in the Partnership Agreement;

       (vi) have the right to assign their Units to the extent and as provided in Section 10 of the Partnership Agreement;

       (vii) have the right to propose and vote on certain matters affecting the Partnership as provided in Sections 7 and 13 of the Partnership Agreement;

      (viii) have the right to dissolution and winding up of the Partnership by decree of court as provided for in the Massachusetts Uniform Partnership Act;


       (ix) have the right to dissolve or terminate the Partnership or to continue the Partnership as described below under "-- Term and Dissolution of the Partnership";


        (x) have the right to approve or disapprove the sale of all or substantially all of the assets of the Partnership upon the affirmative vote of a majority in interest of the Unitholders;

       (xi) have the right (subject to certain restrictions) to amend the Partnership Agreement by the affirmative vote of a majority in interest of the Unitholders;

       (xii) have the right to remove the General Partner and elect a replacement to operate and carry on the business of the Partnership upon the affirmative vote of a majority in interest of the Unitholders; and

      (xiii) have the right to approve or disapprove a voluntary withdrawal of the General Partner and elect a replacement therefor upon the affirmative vote of a majority in interest of the Unitholders.

TERM AND DISSOLUTION OF THE PARTNERSHIP

    The Partnership Agreement provides that the Partnership will continue for a maximum period ending at midnight on December 31, 2028, but may be dissolved at an earlier date if certain contingencies occur. Unitholders may not withdraw from the Partnership prior to dissolution, but may assign their Units to others to the extent permitted by Section 10 of the Partnership Agreement. The contingencies whereupon the Partnership may be dissolved at an earlier date are as follows:

        (i) the retirement, withdrawal, dissolution, bankruptcy or removal of the General Partner, or the sale, assignment, encumbrance, or other disposition by the General Partner of its entire interest, unless a substitute General Partner, who shall be consented to by a majority in interest of the Unitholders and admitted into the Partnership, elects to continue the business of the Partnership within 90 days of the date of such event;

        (ii) an election to dissolve the Partnership made in writing by the General Partner with the consent of a majority in interest of the Unitholders, or, subject to compliance with Section 13 of the Partnership Agreement, by a majority in interest of the Unitholders, without action by the General Partner;

       (iii) the sale or other disposition of all or substantially all of the Mortgages unless the General Partner elects to continue the Partnership business for the purpose of the receipt and collection of a note and payments thereon or the collection of any other consideration to be received in exchange for the Mortgages; or

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       (iv) any other event  which causes the dissolution  and/or winding up  of the Partnership under the Massachusetts Uniform Limited Partnership Act to the extent not otherwise provided in the Partnership Agreement.

    See Section 11 of the Partnership Agreement.


    The General Partner has no current intention to dissolve the Partnership upon the occurrence of any one or more of the foregoing contingencies, but reserves the right to change such intention, depending upon future circumstances.



THE MORTGAGES


    CROSS CREEK

    In 1990, the Partnership acquired a PIM (the "Cross Creek PIM") consisting of (i) an MBS collaterized by a mortgage loan in the principal amount of up to $7,230,000 (the "Cross Creek Mortgage") secured by a first mortgage on a 152 unit garden style apartment complex in Greenville, South Carolina known as Halcyon at Cross Creek ("Cross Creek") and (ii) an uninsured participation interest secured by a subordinated mortgage on Cross Creek. The borrower under the Cross Creek Mortgage is Boiling Springs Apartments, Ltd. (the "Cross Creek Borrower"). In addition, the Partnership made a PGL to the Individual Investors in the Cross Creek Borrower (the "Individual Cross Creek Borrowers") in the principal amount of up to $600,000 (the "Cross Creek PGL").

    PARTICIPATING INSURED MORTGAGE

    To fund the construction of Cross Creek, the Partnership purchased from Love Funding Corporation ("LFC"), mortgage-backed pass-through construction loan certificates ("CLCs"), guaranteed as to timely payment of principal and Basic Interest by GNMA, in the maximum principal amount of $7,230,000.

    Following the maturity of the CLCs at the conclusion of the construction period, and upon final endorsement ("Final Endorsement") of the promissory note evidencing the Cross Creek Mortgage (the "Cross Creek Mortgage Note") by the department of Housing and Urban Development ("HUD"), which occurred on January 8, 1992, the Partnership received a mortgage-backed permanent loan certificate ("PLC"), guaranteed as to the timely payment of principal and Basic Interest by GNMA. The PLC has a face amount of $7,226,406, and an issue date of February 1, 1992.

    The Cross Creek Mortgage Note bears interest at an annual rate ("Basic Interest Rate") of 8.50% during the permanent term. One quarter of one percent (.25%) of the foregoing amount is retained by LFC and GNMA as a servicing and guarantee fee; accordingly, the Partnership's MBS related to the Cross Creek Mortgage bears interest at the rate of 8.25% per annum. The Cross Creek Borrower is required to make equal monthly payments of principal and interest on the Cross Creek Mortgage Note until its maturity on December 15, 2031.

    The Cross Creek Mortgage is coinsured by LFC and HUD under Section 221(d)(4) of the National Housing Act, which relates to new construction of multi-family residential properties. The Cross Creek Mortgage Note is non-recourse to the Cross Creek Borrower, except under limited circumstances, including fraud.

    The Cross Creek Mortgage Note may be prepaid upon 30 days written notice after, but not prior to, the tenth anniversary of the date of initial HUD endorsement ("Initial Endorsement") of the Cross Creek Mortgage Note, with a prepayment charge equal to 1% of the outstanding principal amount of the Cross Creek Mortgage Note. Initial Endorsement of the Cross Creek Mortgage Note occurred on February 22, 1990. Notwithstanding the foregoing, if HUD determines that prepayment will avoid a mortgage insurance claim and is in the best interest of the federal government, the Cross Creek Mortgage Note may be prepaid at any time without the Partnership's consent and without any prepayment charge. The Partnership has the option, upon six months written notice, to require prepayment in full of the Cross Creek Mortgage Note on or after the tenth anniversary of the date of

                                                                PRELIMINARY COPY
the Initial Endorsement. No prepayment fee shall be imposed if the Partnership exercises this option. Enforcement of this option would require the termination of the coinsurance contract and the surrender of the PLC.

    The Partnership is entitled under the participation portion of the Cross Creek PIM, in addition to monthly pass-through payments of principal and Basis Interest to: (i) 50% of any increase in the value of Cross Creek in excess of its base value (i.e., the outstanding principal amounts of the Cross Creek MBS and PGL), the increase in value is measured from February 22, 1990 until the sale of Cross Creek, or until the maturity, refinancing or prepayment of the Cross Creek Mortgage; and (ii) 50% of Cross Creek's monthly net cash flow (subject to certain HUD restrictions and reserve requirements) beginning with the first month after completion of construction. The obligation of the Cross Creek Borrower to make these participation payments is evidenced by an additional interest agreement between the Cross Creek Borrower and the Partnership, which is secured by a subordinated mortgage on Cross Creek, and is non-recourse to the Cross Creek Borrower, except under limited circumstances, including fraud. This obligation is further secured by a collateral assignment by the Individual Cross Creek Borrowers of their interests in the Cross Creek Borrower.

    PARTICIPATING GUARANTEED LOAN

    The Partnership has made a PGL of up to $600,000 to the Individual Cross Creek Borrowers, who are jointly and severally liable for this obligation. The Cross Creek PGL, which is non-recourse debt, is secured by a collateral assignment by the Individual Cross Creek Borrowers of their partnership interests in the Cross Creek Borrower, constituting a second lien thereon. The promissory note evidencing the Cross Creek PGL provides that the Individual Cross Creek Borrowers will use the proceeds thereof to satisfy obligations of the Cross Creek Borrower.

    Of the maximum loan proceeds to be available under the Cross Creek PGL, $400,000 had been advanced as of December 31, 1995. The Partnership's commitment to advance additional funds under the Cross Creek PGL expired on January 8, 1993. The unfunded loan commitment of $200,000, which had been included in the Partnership's working capital reserve, was distributed to the Partnership's investors on November 15, 1994.

    The Cross Creek PGL bears interest at the rate of 10% per annum, payable semi-annually, and provides that interest may be accrued up to $100,000 to the extent Surplus Cash Distributions (as defined by HUD) to the Individual Cross Creek Borrowers are insufficient to fully pay the interest obligation. Any such accruals will be added to the outstanding principal balance of the PGL and shall bear interest at the same rate. Accrued interest reached $100,000 on September 25, 1993. Accordingly, accrued interest became due and payable on October 1, 1993. Principal and unpaid interest, if any, shall be due and payable on February 21, 2005, unless sooner paid.

    No prepayments of the principal amount of the Cross Creek PGL will be permitted prior to the tenth anniversary of the Initial Endorsement of the Cross Creek Mortgage Note. Thereafter, the PGL may be prepaid in whole, but not in part, subject to a prepayment fee equal to 1% of the principal amount prepaid. Also, commencing on the tenth anniversary date, the Partnership will have the right to call the Cross Creek PGL, in which case no prepayment fee shall be paid.

    The terms of the Cross Creek PGL entitle the Partnership to participations, in addition to Basic Interest, equal to: (i) 15% of any increase in the value of the Individual Cross Creek Borrowers' partnership interest in the Cross Creek Borrower (determined by reference to the value of Cross Creek) over the base value of the Individual Cross Creek Borrowers' partnership interest (based on the outstanding principal amount of the Cross Creek Mortgage and the Cross Creek
PGL), such increase to be determined upon the sale of Cross Creek or upon the refinancing, prepayment or maturity of the PGL; and (ii) 15% of the Individual Cross Creek Borrowers' interest in Cross Creek's net cash flow (subject to certain HUD restrictions and reserve requirements). The aforesaid 15% participation provided by the Cross Creek PGL is over and above the 50% participation provided by the Cross Creek PIM. The payment obligation of the Individual Cross Creek Borrowers with respect to

                                                                PRELIMINARY COPY
this participation is evidenced by a supplemental interest agreement, and is non-recourse to the Individual Cross Creek Borrowers, except under limited circumstances, including fraud. These obligations are collateralized by a collateral assignment by the Individual Cross Creek Borrowers of their partnership interests in the Cross Creek Borrower (constituting a second lien thereon).

    PARTICIPATION PAYMENTS

    As of December 31, 1995, the Partnership had not received any participating distributions with respect to either the Cross Creek PIM or the Cross Creek PGL because HUD regulations generally do not permit the distribution of Surplus Cash (as defined by HUD) until cash on hand at a particular month end exceeds the amount of the required reserve. As outlined by HUD, the required reserve generally includes reserves for obligations due within 30 days, such as accrued mortgage interest payable; delinquent mortgage principal payments and deposits to reserve for replacements, if any; accounts payable and accrued expenses due within 30 days; loans and notes payable due within 30 days; deficient tax insurance or mortgage insurance premium escrow deposits, if any; prepaid rents; and tenant security deposits payable.

    At December 31, 1995, the Cross Creek Borrower represented that it had cash on hand of $32,009 while the required reserve was $127,572. Therefore, there was no Surplus Cash available for distribution under HUD regulations at that time. Since cash on hand and the required reserve fluctuate monthly based on property performance, the General Partner cannot determine when participating distributions will be received by the Partnership, if at all.

    PROPERTY DESCRIPTION

    Cross Creek is a 152 unit garden style apartment complex situated on 21.66 acres of land in Greenville, South Carolina. Cross Creek consists of 19 two-story buildings of cedar siding and stucco accents with pitched roofs. All upper floor units have covered wooden balconies and all ground floor units have patios. Amenities at Cross Creek include two pools, two tennis courts, a clubhouse with an exercise room, locker rooms, sauna and steam room.

    Occupancy at Cross Creek was 94% at December 31, 1995. The average occupancy rate for Cross Creek's primary submarket ranges between 94 and 97%. No rental concessions were offered during the year ended December 31, 1995.

    THE HIGHLANDS

    In December 1990, the Partnership acquired a PIM (the "Highlands PIM") consisting of (i) an MBS collateralized by a mortgage loan in the principal amount of up to $13,154,200 (the "Highlands Mortgage") secured by a first mortgage on a 272 unit garden style apartment complex located outside Tampa, Florida (the "Highlands") and (ii) a participation interest evidenced by an additional interest agreement and secured by a subordinated mortgage on the Highlands. The borrower under the Highlands Mortgage was originally Highland Oaks Associates Limited (the "Original Highlands Borrower"). The Original Highlands Borrower sold the Highlands in 1995 as discussed in further detail below. In addition, the Partnership made a PGL to the Individual Investors in the Original Highlands Borrower (the "Individual Highlands Borrowers") in the principal amount of up to $1,595,800 (the "Highlands PGL").

    PARTICIPATING INSURED MORTGAGE

    In 1990, to finance the construction of the Highlands, the Partnership purchased from Related Mortgage Corporation ("RMC"), CLCs, guaranteed as to timely payment of principal and Basic Interest by GNMA, in the maximum principal amount of up to $13,154,200.

    Upon the maturity of the CLCs at the conclusion of the construction period and upon Final Endorsement of the Highlands Mortgage Note, which occurred on May 31, 1992, the Partnership received a PLC guaranteed as to the timely payment of principal and Basic Interest by GNMA (the "Highlands PLC").

                                                                PRELIMINARY COPY

    In connection with its purchase of the CLCs, the Partnership acquired a participation interest in the Highlands pursuant to an additional interest agreement with the Highlands Borrower. Under the additional interest agreement the Partnership was entitled to (i) 50% of the net appreciation in the value of the Highlands from Initial Endorsement until the sale of the Highlands; and (ii) 50% of the Highlands' net cash flow (subject to certain HUD restrictions and reserve requirements). The obligations of the Original Highlands Borrower under the additional interest agreement were secured in part by a second mortgage on the Highlands.

    PARTICIPATING GUARANTEED LOAN

    Pursuant to the Highlands PGL, the Partnership advanced $1,095,800 to the Individual Highlands Borrowers. The Highlands PGL was repaid in 1995 as described below.

    SALE OF THE HIGHLANDS

    Effective January 31, 1995, the Original Highlands Borrower sold the Highlands to Richland Properties, Inc. (the "New Highlands Borrower") for $16,300,000. The sale closed in escrow pending the receipt by the Partnership of a new GNMA certificate in the principal amount of $13,037,676, bearing interest at 7.625% per annum (the "Highlands GNMA") in exchange for the Highlands PLC. The Highlands GNMA certificate was received by the Partnership on February 15, 1995, at which time the sale was completed and the Partnership received the payments described below, together with the other closing documents. In addition, a mutual release was delivered, effective January 31, 1995, pursuant to which all obligations of, and claims against, the Original Highlands Borrower and its general partners were released by the Partnership and RMC, and all obligations of, and claims against, the Partnership and RMC were released by the Original Highlands Borrower and its general partners.

    In connection with the sale of the Highlands, the Highlands Mortgage ("Modified Mortgage") and related promissory note ("Modified Note") were modified to provide for (a) prepayment at any time with a prepayment charge payable to RMC, equal to 1% of the outstanding principal, and (b) a reduction in the interest rate from 8.5% to 7.875% per annum, one-quarter of one percent of which is retained by RMC and GNMA as a servicing and guarantee fee. Accordingly, the Highlands GNMA bears interest at the rate of 7.625% per annum.

    Concurrent with the sale of the Highlands as described above, the participation interests in the Highlands PIM and the Highlands PGL were cashed out and retired and principal and accrued interest of the Highlands PGL were repaid as the Partnership received $2,463,060, which included $1,095,800 of PGL principal, $210,798 of accrued interest, a prepayment fee of $324,000 and participation in net cash flow and net appreciation of $832,462. The Partnership distributed these proceeds to investors on May 15, 1995.

    Also on January 31, 1995, the Partnership and the Original Highlands Borrower (together with its partners) entered into a Special Closing Agreement, pursuant to which the two letters of credit held by the Partnership were each reduced from $75,000 to $17,500. The two letters of credit were being held as security for the obligations of the Original Highlands Borrower and its partners under the Special Closing Agreement, pursuant to which the Original Highlands Borrower agreed to pay a portion of any additional taxes determined to be due to the State of Florida in connection with the recording of the original loan documents. The State of Florida claimed that $136,800 of additional recording taxes were due. The recording tax dispute was recently settled. See "-- Recent Developments" below.

    During the year ended December 31, 1995, the Partnership received interest totaling $999,170.10 related to the Highlands GNMA, which has been distributed to investors in connection with the Partnership's regular quarterly distributions in accordance with the Partnership Agreement.

    RECENT DEVELOPMENTS

    On February 27, 1996, the Partnership sold the Highlands GNMA for cash in the amount of $13,105,373.01. The Highlands GNMA was sold through Utendahl
Capital Partners, an unaffiliated broker dealer. The sales price represents principal in the amount of $12,976,812.45, accrued interest

                                                                PRELIMINARY COPY
in the amount of $71,462.59 and a premium of $57,097.97. The Partnership was not charged any separate fees or commissions in connection with the sale. The General Partner's decision to sell the Highlands GNMA was based in part on what it perceived to be a favorable market in which the Highlands GNMA could be sold at a premium.

    The 1996 sale of the Highlands GNMA, together with the 1995 sale of the Highlands and the related modification of the Highlands Mortgage, terminates the Partnership's beneficial interest in the Highlands Mortgage and the Highlands.

    The General Partner anticipates distributing the proceeds from the sale of the Highlands GNMA in connection with the Partnership's regular quarterly distribution to investors on May 15, 1996.

    On March 12, 1996, the Partnership settled the $136,800 recording tax claim of the State of Florida discussed above through a payment to the State of Florida made on behalf of the Partnership in the amount of $64,000 ($53,800 of which was funded by the General Partner and $10,150 of which was funded by the Original Highlands Borrower). The Partnership has recently received the signed Closing Agreement from the State of Florida settling the claim, and the letters of credit being held under the Special Closing Agreement will be returned to the Original Highlands Borrower.

    SIGNATURE PLACE

    In 1991, the Partnership acquired a PIM (the "Signature Place PIM") consisting of (i) MBSs issued by LFC and collateralized by a mortgage loan in the maximum principal amount of up to $9,800,000 (the "Signature Place Mortgage") secured by a first mortgage on a 232-unit multi-family residential apartment complex in Hampton, Virginia known as Signature Place ("Signature Place") and (ii) a participation interest evidenced by an additional interest agreement secured by a subordinated mortgage on Signature Place. The borrower under the Signature Place Mortgage is HG Partners Limited Partnership (the "Signature Place Borrower"). The Partnership also made a PGL to the Individual Investors in the Signature Place Borrower (the "Individual Signature Place Borrowers") in the original principal amount of up to $1,200,000 (the "Signature Place PGL").

    PARTICIPATING INSURED MORTGAGE

    In 1991, the Partnership purchased MBSs from LFC in the form of CLCs, guaranteed as to timely payment of principal and Basic Interest by GNMA, in the maximum principal amount of $9,800,000 to fund the construction of Signature Place.

    Following the maturity of the CLCs at the conclusion of the construction period and upon Final Endorsement of the promissory note evidencing the Signature Place Mortgage (the "Signature Place Mortgage Note") by HUD, which occurred on February 9, 1993, the Partnership received a PLC, guaranteed as to timely payment of principal and Basic Interest by GNMA (the "Signature Place PLC"). The Signature Place PLC has a face amount of $9,756,900, and an issue date of February 1, 1993.

    The Signature Place Mortgage Note bears interest at the Basic Interest Rate of 8.25% during the permanent term. One quarter of one percent (.25%) of the Basic Interest Rate is retained by LFC and GNMA as a servicing and guarantee fee; accordingly the Signature Place PLC bears interest at the rate of 8% per annum. The Signature Place Borrower is required to make equal monthly payments of principal and interest until maturity of the Signature Place Mortgage Note on January 15, 2033.

    The Signature Place Mortgage is coinsured by LFC and HUD under Section 221(d)(4) of the National Housing Act. The Signature Place Mortgage Note is
non-recourse to the Signature Place Borrower, except under limited circumstances, including fraud.

    The Signature Place Mortgage Note may be prepaid in full upon 45 days written notice after (but not prior to) the tenth anniversary of Initial Endorsement, which occurred on May 10, 1991 with a prepayment charge equal to 1% of the principal amount prepaid, plus any additional interest due thereon. Notwithstanding the foregoing, if HUD determines that prepayment will avoid a mortgage insurance claim and is in the best interest of the federal government, the Signature Place Mortgage

                                                                PRELIMINARY COPY
Note may be prepaid at any time without the Partnership's consent and without any prepayment charge. The Partnership has the option, upon six months written notice, to require prepayment in full of the Signature Place Mortgage Note on or after the tenth anniversary of Initial Endorsement. No prepayment fee shall be imposed if the Partnership exercises this option. Enforcement of this option would require the termination of the coinsurance contract and the surrender of the Signature Place PLC.

    The Partnership is entitled under the participation portion of the Signature Place PIM, in addition to monthly pass-through payments of principal and Basic Interest, to: (i) 50% of the net appreciation in the value of Signature Place from Initial Endorsement of the Signature Place Mortgage Note until the sale of Signature Place or the maturity, refinancing or prepayment of the Signature Place Mortgage; and (ii) 50% of Signature Place's net cash flow (subject to certain HUD restrictions and reserve requirements) beginning after completion of construction. The payment obligation of the Signature Place Borrower with respect to this participation is evidenced by an additional interest agreement, which is collateralized by a subordinated mortgage on Signature Place and is non-recourse to the Signature Place Borrower, except under limited circumstances, including fraud and environmental noncompliance.

    PARTICIPATING GUARANTEED LOAN

    The Partnership made the Signature Place PGL in the aggregate amount of up to $1,200,000 to the Individual Signature Place Borrowers, jointly and severally, in the form of a personal loan collateralized by the pledge of 100% of their partnership interests in the Signature Place Borrower. Only $100 had been funded under the Signature Place PGL as of December 31, 1995. The Partnership's obligation to advance funds under the Signature Place PGL expired on August 8, 1994. The unfunded loan proceeds of $1,199,900, which had been included in the Partnership's working capital reserve, were distributed to the Partnership's investors on November 15, 1994.

    The Signature Place PGL bears interest at the rate of 15% per annum, payable semi-annually, and provides that interest shall be accrued up to $100,000 to the extent Surplus Cash is insufficient to fully pay the interest obligation. Any such accruals will be added to the outstanding principal balance of the PGL and shall bear interest at the same rate. At such time as accruals of interest (including semi-annually compounded interest) exceed $100,000 or commencing with the second anniversary of Final Endorsement (regardless of the balance of such accruals), whichever occurs first, the Individual Signature Place Borrowers shall pay interest on the outstanding principal amount semi-annually, whether or not Surplus Cash is available. Principal and accrued interest, if any, shall be due and payable on May 8, 2006.

    Because less than $250,000 was funded under the Signature Place PGL, $249,900 (the difference between $250,000 and the total amount funded) is considered additional equity in the Signature Place Borrower ("Additional Equity") contributed by the Individual Signature Place Borrowers. To the extent the Individual Signature Place Borrowers' share of cash flow provides less than a 10% cumulative annual return on the outstanding balance of Additional Equity (compounded semi-annually) over the holding period of the investment, the shortfall shall be paid to the Individual Investors out of the proceeds from the sale of Signature Place or refinancing of the Signature Place Mortgage. All participation earned by the Partnership with respect to the Signature Place PGL shall be calculated after deducting the Borrowers' Additional Equity and interest and principal paid on the Signature Place PIM and PGL.

    No prepayments of the Signature Place PGL will be permitted prior to the tenth anniversary of Initial Endorsement of the Signature Place Mortgage Note. Thereafter, the Signature Place PGL may be prepaid in whole, but not in part, upon 90 days prior written notice to the Partnership subject to a prepayment fee equal to 1% of the principal amount prepaid. On the tenth anniversary date, the Partnership will have the right to call the Signature Place PGL by six months prior written notice to the Individual Signature Place Borrowers, in which case no prepayment fee shall be paid.

                                                                PRELIMINARY COPY

    The terms of the Signature Place PGL entitle the Partnership to participation in addition to Basic Interest equal to (i) 10% of any increase in the value of the partnership interests in the Signature Place Borrower (determined by reference to the value of Signature Place) over the base value of the partnership interests (based on the outstanding principal amount of the Signature Place Mortgage and the Signature Place PGL), such increase to be determined upon the sale of Signature Place or upon the refinancing, prepayment or maturity of the PGL; and (ii) 10% of the Individual Investors' interest in Signature Place's net cash flow (subject to certain HUD restrictions and reserve requirements). The aforesaid 10% participation in Signature Place provided by the Signature Place PGL is over and above the 50% participation in the Signature Place PIM. The payment obligation of the Individual Borrowers' with respect to this participation is evidenced by a supplemental interest agreement, and is non-recourse to such partners, except under limited circumstances, including fraud.

    PARTICIPATION PAYMENTS

    To date, the Partnership has not received any participating distributions with respect to either the Signature Place PIM or the Signature Place PGL because HUD regulations generally do not permit the distribution of Surplus Cash (as defined by HUD) until cash on hand at a particular month end exceeds the amount of the required reserve. As outlined by HUD, the required reserve generally includes reserves for obligations due within 30 days such as accrued mortgage interest payable; delinquent mortgage principal payments and deposits to reserve for replacements, if any; accounts payable and accrued expenses due within 30 days; loans and notes payable due within 30 days; deficient tax insurance or mortgage insurance premium escrow deposits, if any; prepaid rents; and tenant security deposits payable.

    At December 31, 1995, the Signature Place Borrower represented that it had cash on hand of $328,840 while the required reserve was approximately $183,659. The General Partner is currently evaluating the Surplus Cash statement from the Signature Place Borrower as of December 31, 1995 in order to determine what amount of participation in Surplus Cash, if any, is due to the Partnership.

    PROPERTY DESCRIPTION

    Signature Place is a 232 unit apartment complex located in Hampton, Virginia. The property is located in the Mercury Central section of Hampton, an area which includes a regional mall and a wide range of retail and other services, and convenient access from Interstate 64.

    Signature Place consists of approximately 191,728 net rentable square feet of building area in 13 two-and three-story buildings of wood frame construction with siding and brick veneer exteriors. The complex contains eight floor plans ranging from a 544 square foot one-bedroom unit to a 1,132 square foot three bedroom, two-bath unit. Signature Place offers a clubhouse, swimming pool, Jacuzzi spa, sauna, exercise room and tennis court, nine-foot ceilings, patios or balconies, walk-in closets and washer/dryer hookups in all units, fireplaces in 208 units, laundry equipment in 64 units, other amenities, and at least 375 surface parking spaces, including 42 garage spaces.

    The overall occupancy rate in the area is approximately 94%. Occupancy at Signature Place was 95% at December 31, 1995. No rental concessions are being offered at this time. The economy in this region is impacted by the presence of the military. The market has been somewhat impacted by base realignments and closures but the overall outlook is cautiously optimistic, as various base realignments should mitigate any base reductions in the area. Approximately 50% of the tenants at Signature Place are employed by the military.

GUARANTEE OF PGLS

    The General Partner agreed pursuant to the Partnership Agreement to guarantee a return to the Partnership, in the aggregate, of the amount of investments in the PGLs for Cross Creek, the Highlands and Signature Place. Pursuant to this guarantee, on the date that dissolution and winding up of the Partnership shall be completed, the General Partner agreed to pay to the Partnership an amount, if any, by which (i) the funds invested by the Partnership in all PGLs exceeds (ii) all cash

                                                                PRELIMINARY COPY
payments received by the Partnership with respect to all Mortgages, INCLUDING points, Basic Interest, Additional Interest and repayment of principal, but EXCLUDING Basic Interest and repayment of principal of MBSs and other insured/guaranteed Mortgages. As a result of the sale of the Highlands as referred to in "Mortgages -- the Highlands" above, the Partnership received cash in excess of the amount of funds invested by the Partnership in all PGLs. Accordingly, the General Partner has no remaining future guarantee obligation with respect to any of the PGLs.

COMPETITION

    The   real  estate  business  is  highly  competitive,  and  the  properties underlying the Mortgages acquired by the Partnership have active competition for tenants from similar properties in their respective vicinities.

LEGAL PROCEEDINGS

    For a discussion of the Lawsuit, see "Litigation and Proposed Settlement."

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                            SELECTED FINANCIAL DATA


    The following selected audited financial data for the years ended December 31, 1991 through 1995, and the selected unaudited financial data for the three months ended March 31, 1996, should be read in conjunction with, and are qualified in their entirety by, "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the Financial Statements, related notes and other financial information included elsewhere herein. The unaudited financial data reflect, in the opinion of management, all adjustments, consisting of only normal recurring items, which are necessary for a fair presentation of financial conditions and results of operations of the Partnership on a basis consistent with that of the audited financial data. The results for the three months ended March 31, 1996 are not necessarily indicative of results to be expected for the full year.


                                          MARCH 31,    MARCH 31.
                                            1996         1995      DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                         (UNAUDITED)  (UNAUDITED)      1995          1994          1993          1992
                                         -----------  -----------  ------------  ------------  ------------  ------------
STATEMENT OF OPERATIONS DATA:
Total income...........................  $   626,458  $ 1,432,605   $3,268,459    $2,705,003    $2,550,740    $3,739,883
Total expenses.........................  $    67,585  $    71,997   $  315,427    $  458,288    $  407,966    $  440,041
Net income.............................  $   558,873  $ 1,360,608   $2,953,032    $2,246,715    $2,142,774    $3,299,842
NET INCOME ALLOCATED:
Corporate Limited Partner..............  $        13  $        33   $       71    $       55    $       51    $       79
General Partner........................  $    10,619  $    11,806   $   43,654    $   44,934    $   42,856    $   65,997
Unitholders............................  $   548,241  $ 1,348,769   $2,909,307    $2,201,726    $2,099,867    $3,233,766
Weighted Average net income per Unit...  $       .07  $       .17   $      .36    $      .27    $      .26    $      .40

OTHER OPERATING DATA:
Net cash provided by operating
 activities............................  $   616,499  $ 1,933,292   $3,514,222    $2,286,337    $2,189,890    $3,208,517
Cash provided by (used in) investing
 activities............................  $13,000,835  $ 1,125,044   $1,221,263    $  108,069    $ (297,709)   $(6,864,431)
Return of capital......................  $   --       $   --        $   --        $   --        $   --       ($42,312,611)
Refund of public offering expenses.....  $   --       $   --        $   --        $   --        $   --        $3,596,571
Return of excess working capital
 reserves..............................  $   --       $   --        $   --        $(2,008,773)  $   --        $   --
Sales Proceeds.........................  $13,105,373  $   --        $2,463,060    $   --        $   --        $   --
Cash distributions to Unitholders......  $  (536,829) $  (590,567)  $(4,771,535)  $(4,275,142)  $(2,283,906)  $(3,944,595)
Cash distributions to General
 Partner...............................      (10,956)     (12,053)  $  (47,114)   $  (87,250)   $  (46,612)   $  (80,504)
Cash distribution to Corporate Limited
 Partner...............................          (13)         (14)  $     (117)   $     (105)   $      (56)   $      (97)
Total cash distributions...............  $  (547,798) $  (602,634)  $(4,818,766)  $(4,362,497)  $(2,330,574)  $(4,025,196)
Net (decrease) increase in cash and
 cash equivalents......................  $13,069,536  $ 2,455,702   $  (83,281)   $(1,968,091)  $ (438,393)  ($46,397,150)
Cash and cash equivalents at end of
 period................................  $13,937,222  $ 3,406,669   $  867,686    $  950,967    $2,919,058    $3,357,451

BALANCE SHEET DATA:
Total assets...........................  $32,113,831  $34,774,544   $32,117,943   $34,070,778   $36,102,009   $36,259,215
Total liabilities......................  $    85,965  $   134,045   $  101,152    $  188,253    $  103,702    $   73,108

Partners capital:
  General Partner......................      (43,618)     (40,069)  $  (43,281)   $  (39,821)   $    2,495    $    6,251
  Corporate Limited Partner............  $       869  $       935   $      869    $      915    $      965    $      970
  Unitholders..........................  $32,070,615  $34,679,633   $32,059,203   $33,921,431   $35,994,847   $36,178,886
  Total Partners capital...............  $32,027,866  $34,640,499   $32,016,791   $33,882,525   $35,998,307   $36,186,107
Number of Units outstanding............  8,168,457.7  8,168,457.7  8,168,457.7   8,168,457.7   8,168,457.7   8,168,457.7
Book value per Unit....................  $      3.92  $      4.24   $     3.92    $     4.15    $     4.41    $     4.43


                                         DECEMBER 31,
                                             1991
                                         ------------
STATEMENT OF OPERATIONS DATA:
Total income...........................   $3,905,073
Total expenses.........................   $  266,511
Net income.............................   $3,638,562
NET INCOME ALLOCATED:
Corporate Limited Partner..............   $      106
General Partner........................   $   72,771
Unitholders............................   $3,565,685
Weighted Average net income per Unit...   $      .54
OTHER OPERATING DATA:
Net cash provided by operating
 activities............................   $3,767,352
Cash provided by (used in) investing
 activities............................  ($17,971,142)
Return of capital......................   $   --
Refund of public offering expenses.....   $   --
Return of excess working capital
 reserves..............................   $   --
Sales Proceeds.........................   $   --
Cash distributions to Unitholders......   $(3,481,225)
Cash distributions to General
 Partner...............................   $  (71,049)
Cash distribution to Corporate Limited
 Partner...............................   $     (118)
Total cash distributions...............   $(3,552,392)
Net (decrease) increase in cash and
 cash equivalents......................   $10,284,516
Cash and cash equivalents at end of
 period................................   $49,754,601
BALANCE SHEET DATA:
Total assets...........................   $75,765,875
Total liabilities......................   $  138,374
Partners capital:
  General Partner......................   $   20,758
  Corporate Limited Partner............   $    2,024
  Unitholders..........................   $75,604,719
  Total Partners capital...............   $75,627,501
Number of Units outstanding............  8,168,457.7
Book value per Unit....................   $     9.26

                                                                PRELIMINARY COPY


                            PRO FORMA FINANCIAL DATA



    The Pro Forma Balance Sheet as of March 31, 1996, has been prepared to reflect the adjustments described in the accompanying notes. The Pro Forma Balance Sheet is based on and should be read in conjunction with the historical financial statements and the notes thereto filed as part of the Partnership's quarterly report on Form 10-Q for the quarter ended March 31, 1996 and the Partnership's annual report on Form 10-K for the year ended December 31, 1995. The Pro Forma Balance Sheet was prepared as if the liquidation of the Partnership commenced on March 31, 1996. The Pro Forma Balance Sheet is unaudited and not necessarily indicative of the value which may be received if such liquidation occurs.



              NYLIFE GOVERNMENT MORTGAGE PLUS LIMITED PARTNERSHIP
                 PRO FORMA BALANCE SHEET ON A LIQUIDATION BASIS
                              AS OF MARCH 31, 1996



                                  (UNAUDITED)



                                                                 HISTORICAL        PRO FORMA         PRO FORMA
                                                               MARCH 31, 1996     ADJUSTMENTS      (AS ADJUSTED)
                                                               ---------------  ----------------  ---------------
ASSETS
Cash and cash equivalents....................................  $    13,937,222                    $    13,937,222
Interest receivable..........................................          138,249                            138,249
Investments in PIMs..........................................       16,764,965                         16,764,965
Deferred acquisition fees and expenses -- net................          873,295      (873,295)(A)                0
Investments in PGLs..........................................          400,100                            400,100
                                                               ---------------  ----------------  ---------------
    Total assets.............................................  $    32,113,831  $   (873,295)     $    31,240,536
                                                               ---------------  ----------------  ---------------
                                                               ---------------  ----------------  ---------------

LIABILITIES AND PARTNERS' CAPITAL
Due to affiliates............................................  $        25,000                    $        25,000
Accrued liabilities..........................................           60,965                             60,965
                                                               ---------------  ----------------  ---------------
    Total liabilities........................................           85,965                             85,965
                                                               ---------------  ----------------  ---------------
Partners' capital
  Capital contributions net of Public Offering expenses......       36,028,557                         36,028,557
  Accumulated earnings.......................................       17,931,236      (873,295)(A)       17,057,941
  Cumulative distributions...................................      (21,931,927)                       (21,931,927)
                                                               ---------------  ----------------  ---------------
Total partners' capital......................................       32,027,866      (873,295)          31,154,571
                                                               ---------------  ----------------  ---------------
Total liabilities and partners' capital......................  $    32,113,831  $   (873,295)     $    31,240,536
                                                               ---------------  ----------------  ---------------
                                                               ---------------  ----------------  ---------------

                                                                PRELIMINARY COPY


                      NOTES AND MANAGEMENT'S ASSUMPTION TO
         UNAUDITED PRO FORMA BALANCE SHEET ON A LIQUIDATION BASIS AS OF
                                 MARCH 31, 1996



NOTE 1 -- BASIS OF PRESENTATION



    The accompanying Pro Forma Balance Sheet as of March 31, 1996 is presented as if the liquidation of the Partnership commenced on March 31, 1996.



    This Pro Forma Balance Sheet is to be read in conjunction with the historical financial statements and notes thereto as of March 31, 1996 and December 31, 1995, filed as part of the Partnership's quarterly report on Form 10-Q for the quarter ended March 31, 1996 and the Partnership's annual report on Form 10-K for the fiscal year ended December 31, 1995, respectively. In management's opinion, all adjustments necessary to reflect the effect of the liquidation of the Partnership have been made. Additionally, management has assumed the disposition of the Mortgages at par, consequently no gain or loss would be recognized from such disposition. The unaudited Pro Forma Balance Sheet is not necessarily indicative of the actual financial position as of March 31, 1996 nor does it purport to represent the Partnership's financial position for future periods.



NOTE 2 -- ADJUSTMENTS TO PRO FORMA FINANCIAL STATEMENTS



    (A) To reflect the write-off of deferred acquisition fees and expenses as of March 31, 1996.



                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 FINANCIAL CONDITION AND RESULTS OF OPERATIONS


LIQUIDITY AND CAPITAL RESOURCES


    The Partnership's cash and cash equivalents balance at March 31, 1996 consists of $426,269 of working capital reserves, $13,105,373 of proceeds from the sale of the Highlands GNMA and cash generated from operations net of accrued interest. The Partnership's working capital reserves are invested in short-term obligations of the United States government and other cash equivalents. As a result of the sale of the Highlands GNMA and the distribution of the proceeds from the sale to Unitholders on May 15, 1996, the Partnership's net cash provided by operating activities is expected to decline significantly. The Partnership will, however, still generate sufficient cash from operating activities to pay its operating expenses as well as continue to make quarterly distributions to the Unitholders.



    The Partnership currently derives its income primarily from its investments in MBSs, which are long-term, fixed interest rate GNMA securities, guaranteed as to the timely payment of principal and interest by GNMA and backed by the full faith and credit of the United States Government. The Partnership's only operating expenses are general and administrative expenses which include audit and tax return preparation fees, printing and postage costs for quarterly and annual reports, and reimbursement to the General Partner for reimbursable expenses incurred in accordance with the Partnership Agreement. In addition, the Partnership pays an Asset Management Fee to the General Partner of .5% annually of the average aggregate amount invested in the Cross Creek and Signature Place Mortgages. As discussed in "Certain Information Concerning the Partnership -- The Mortgages -- The Highlands," in connection with the 1995 sale of the Highlands, the Partnership is no longer entitled to any participation in net cash flow or net appreciation of the Highlands. Accordingly, effective January 31, 1995 the General Partner decided to forgo an Asset Management Fee with respect to the aggregate amount invested in the Modified Mortgage. After payment of general and administrative expenses, the Partnership distributes all of its income plus principal repayments on the MBSs to the partners on a quarterly basis.



    The PIMs and PGLs relating to Cross Creek and Signature Place Mortgages entitle the Partnership to participate in the net cash flow of the properties above certain levels and in any net appreciation in value upon refinancing. To date the Partnership has not received any such participations from these properties.

                                                                PRELIMINARY COPY


    Net cash provided by operating activities for the three months ended March 31, 1996 was $616,499 compared to $1,933,292 for the comparable 1995 period. This decrease was primarily a result of the sale of the Highlands in January 1995 as discussed under "Certain Information Concerning the Mortgages -- The Mortgages -- The Highlands."


RESULTS OF OPERATIONS


    MARCH 31, 1996 COMPARED TO MARCH 31, 1995



    The decrease in the Partnership's net income from the three months ended March 31, 1996 as compared to the corresponding period in 1995 is primarily a result of the sale of the Highlands property on January 1995, as discussed under "Certain Information Concerning the Mortgages -- The Mortgages -- The Highlands."



    The increase in interest income on cash and cash equivalents is due to the shift of funds from investments in PIMs to short-term investments as a result of the sale of the Highlands GNMA in the first quarter. In addition, as a result of the sale of the Highlands, GNMA the Partnership recognized a gain of $57,098.



    The distribution of the proceeds from the sale of the Highlands GNMA to Unitholders on May 15, 1996 will result in approximately a 33% decrease in net income in the second quarter and remain at that level until such time, if any, that the Partnership receives participations on the Cross Creek and Signature Place Mortgages.



    1995 COMPARED TO 1994


    The Partnership's net income for the year ended December 31, 1995 increased by $706,317 from the prior year primarily as a result of other income recognized in connection with the sale of the Highlands as discussed in "Certain Information Concerning the Partnership -- The Mortgages -- The Highlands", and decreases in general and administrative expenses and Asset Management Fees as offset by decreases in interest income earned on cash and cash equivalents and the Mortgages.

    Interest income on cash and cash equivalents decreased by $18,980 for the year ended December 31, 1995 as compared to the prior year primarily due to the distribution on November 15, 1994 of excess working capital which had previously been invested in short term obligations of the United States government.

    Interest income on Mortgages for the year ended December 31, 1995 decreased by $573,026 from the prior year due to the repayment of the Highlands PGL and the interest rate reduction on the Modified Mortgage as resulting from the sale of the Highlands as discussed in "Certain Information Concerning the Partnership
- -- The Mortgages -- The Highlands."

    Other income for the year ended December 31, 1995 increased by $1,155,462 from the prior year due to the receipt of a prepayment charge of $324,000 and participations in net appreciation and cash flow of $832,462 received in connection with the sale of the Highlands as discussed in "Certain Information Concerning the Partnership -- The Mortgages -- The Highlands."

    General and administrative expenses for the year ended December 31, 1995 decreased by $77,549 from the prior year as all legal fees incurred in connection with the sale of the Highlands and the mutual release delivered in connection therewith had been paid or accrued as of December 31, 1994. Partially offsetting this decrease in legal fees was an increase in tax fees and slight increases in costs related to quarterly investor distribution processing and investor K-1 processing.

    Asset Management Fees for the year ended December 31, 1995 decreased by $65,312 from the prior year as the General Partner had decided to forego an asset management fee with respect to the aggregate amount invested in the Highlands GNMA as, in accordance with the Amended and Restated Agreement, the Partnership would no longer be entitled to participations in net cash flow or net appreciation in value of the Highlands.

                                                                PRELIMINARY COPY

    1994 COMPARED TO 1993

    The Partnership's net income for the year ended December 31, 1994 increased by $103,941 from the prior year primarily as a result of interest income on the PGLs. Interest income from PGLs increased by $177,708 over 1993, as semi-annual interest payments became due and payable on the Cross Creek and the Highlands PGLs during the latter half of 1993. Accordingly, the Partnership realized 12 months worth of interest income on the Cross Creek and the Highlands PGLs during 1994. In addition, the Partnership's 1994 general and administrative expenses increased from the prior year as a result of professional fees associated with the Highlands litigation previously disclosed in the Partnership's Annual Report on Form 10-K for the year ended December 31, 1995.

    1993 COMPARED TO 1992

    The Partnership's net income for the year ended December 31, 1993 decreased by $1,157,068 from the prior year resulting primarily from a decrease in interest income on cash and cash equivalents. Cash and cash equivalents includes unfunded net proceeds which are invested in short-term obligations. Unfunded net proceeds declined throughout 1992 and the first quarter of 1993 as additional investments in Mortgages were funded. Additionally, there was a decrease in interest income on Mortgages resulting from the reduction of the interest rate on the Signature Place MBS from 10% to 8% upon conversion to permanent status in March 1993. The decrease in income for the year more than offset a 10% decrease in general and administrative expenses.

                        FEDERAL INCOME TAX CONSEQUENCES

GENERAL

    The following discussion briefly addresses what the General Partner believes, based on the advice of tax counsel, Akin, Gump, Strauss, Hauer & Feld, L.L.P., are likely to be the principal federal income tax consequences under current law of a Unitholder's receipt of a Cash Payment pursuant to the Settlement and the winding-up and liquidation of the Partnership. The federal income tax discussion set forth below is a summary included for general information purposes only and does not address all of the potential tax consequences that might be relevant to a particular Unitholder.


    The United States federal income tax consequences to each Unitholder, including a Unitholder that is a Tax-Exempt Unitholder, of the receipt of a Cash Payment pursuant to the Settlement and of the winding-up and liquidation of the Partnership will vary depending on the Unitholder's particular circumstances. In addition, the views of the General Partner and tax counsel described below are not binding on the Internal Revenue Service (the "IRS") or the courts. It is possible that the IRS could take a different position regarding the federal income tax consequences described below and that a court would sustain the IRS's position, in which case a Unitholder may realize different tax consequences. Accordingly, each Unitholder is strongly urged to consult his, her or its own tax adviser with respect to the specific tax consequences of his, her or its receipt of a Cash Payment pursuant to the Settlement and of the winding-up and liquidation of the Partnership, including the effect and applicability of federal, state, local and foreign tax laws.


CASH PAYMENT


    LIQUIDATION ADVANCE. A Settling Unitholder generally should not recognize income on his, her or its receipt of the Liquidation Advance. If the Liquidation Advance received by a Settling Unitholder ultimately exceeds the Liquidating Distribution allocable to such Settling Unitholder (see "-- Winding Up and Liquidation of the Partnership", below), such excess generally should be treated for federal income tax purposes in the same manner as a Refund received at the time of the liquidation of the Partnership.


    REFUND. The Refund should be treated for federal income tax purposes as a return of capital and should be applied against and reduce a Settling Unitholder's adjusted tax basis in his, her or its Units. To the extent, if any, that the Refund received by a Settling Unitholder exceeds his, her or its adjusted

                                                                PRELIMINARY COPY
tax basis in his, her or its Units, such excess will constitute taxable income to such Settling Unitholder which may be ordinary income. It is unlikely that Unitholders will receive a Refund in excess of their adjusted tax basis.

    ENHANCEMENT.   The Enhancement should  be treated in the  same manner as the
Refund.

    SPECIAL RULES FOR TAX-EXEMPT UNITHOLDERS. A Tax-Exempt Unitholder which participates in the Settlement generally should not recognize unrelated business taxable income as a result of its receipt of the Refund or Enhancement. However, if such a Tax-Exempt Unitholder has incurred "acquisition indebtedness" within the meaning of the Code with respect to its Units, then such Unitholder may recognize unrelated business taxable income to the extent (if any) the Refund or Enhancement exceeds his, her or its adjusted tax basis in its Units.

    The General Partner and tax counsel believe that property acquired with the proceeds of the Liquidation Advance should not be treated as "debt-financed property" within the meaning of the Code even though it is expected that the General Partner will recoup all or part of the Liquidation Advance from Liquidating Distributions that would otherwise be paid to the Settling
Unitholder. However, there is no clear legal authority on the treatment of payments like the Liquidation Advance for such purposes and it is possible that the IRS could take a different view.

    EACH TAX-EXEMPT UNITHOLDER IS PARTICULARLY URGED TO CONSULT ITS OWN TAX ADVISER WITH RESPECT TO THE TAX CONSEQUENCES OF THE RECEIPT OF THE CASH PAYMENT.

WINDING UP AND LIQUIDATION OF THE PARTNERSHIP


    In general, in computing his, her or its federal income tax liability for his, her or its tax year in which the assets of the Partnership are sold, each Unitholder will be required to take into account his, her or its allocable share of any gain or loss from the sale of the Partnership's properties. Generally, the amount of any gain should be treated as capital gain except to the extent the gain is attributable to (i) accrued unpaid interest, including original issue discount, (ii) interest based on appreciation in property or (iii) market discount (in certain cases). Any loss from the sale should be treated as capital loss.


    A Unitholder may deduct losses allocated by the Partnership only to the extent of his, her or its adjusted tax basis in its Units. Because the Refund paid to a Unitholder will reduce his, her or its adjusted tax basis in its Units, a Unitholder who receives a Refund may not be entitled to deduct the full amount of its share of any losses realized by the Partnership.


    Upon the liquidation of the Partnership and the distribution of sale proceeds, a Unitholder could, depending on his, her or its personal tax situation, recognize additional gain or loss, to the extent that the sum of the cash received (and in the case of a Settling Unitholder, any amounts treated as received and used to pay the Liquidation Advance) and the reduction in his, her or its share of Partnership non-recourse liabilities (if any) is greater than or less than his, her or its adjusted tax basis in his, her or its Units. For this purpose, the Unitholder's adjusted tax basis in its his, her or Units is increased by such Unitholder's share of any gain and reduced by his, her or its share of any loss recognized from the sale of Partnership assets (as well as such Unitholder's receipt of a Refund, as described above).


    As described more fully under the heading "The Proposal and Considerations with Respect to the Proposal -- The Proposal -- Effect of Approval of the Proposal and the Settlement," all or part of the Liquidating Distribution otherwise payable to any Unitholder who has received a Liquidation Advance will be paid to the General Partner as a repayment of the Liquidation Advance. Although the issue is not free from doubt, the General Partner and tax counsel believe that any Unitholder who has received a Liquidation Advance will be treated for federal income tax purposes as having received from the Partnership his, her or its full allocable share of the Liquidating Distribution, and, to the extent

                                                                PRELIMINARY COPY
such amount is paid to the General Partner, to have applied such proceeds to repay the Liquidation Advance. The General Partner intends that the Partnership's annual information returns will be prepared in a manner consistent with such treatment.

    Any additional gain or loss recognized by a Unitholder on the liquidation of the Partnership generally will be treated as capital gain or loss.

    Any loss reportable by a Unitholder as a result of the transactions contemplated herein, and any suspended passive activity losses from prior years that are attributable to the Partnership, will generally be deductible in the year of sale without regard to the passive activity loss limitations. Any net income or gains reportable by a Unitholder as a result of the transactions contemplated herein should generally be considered "portfolio income" that cannot be offset against passive activity losses from other sources.

    A Tax-Exempt Unitholder may have unrelated business taxable income as a result of the winding up and liquidation of the Partnership if it has incurred "acquisition indebtedness" within the meaning of the Code with respect to his, her or its Units.

    EACH UNITHOLDER IS STRONGLY URGED TO CONSULT HIS, HER OR ITS TAX ADVISER WITH RESPECT TO THE TAX CONSEQUENCES OF THE RECEIPT OF THE CASH PAYMENT AND OF THE WINDING UP AND LIQUIDATION OF THE PARTNERSHIP ON THE UNITHOLDER'S PARTICULAR TAX SITUATION.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

    There is no individual known by the General Partner to be the beneficial owner of more than five percent of the Partnership's 8,168,457.7 outstanding Units. The General Partner holds 11,869.86 Units. Any Units held by the Partnership or the General Partner will be voted with respect to the Proposal in the same proportion as the Unitholders vote for or against the Proposal. The ownership interests held by management and its affiliates consist of its General Partner and Corporate Limited Partner interests; no interests are held by executive officers or directors.

                  INTERESTS OF CERTAIN PERSONS IN TRANSACTION

    If the Proposal is approved by the Unitholders, the Partnership will proceed with the dissolution, termination and winding up of the Partnership pursuant to the Partnership Agreement and any Partnership assets remaining after the sale of the Partnership's properties and the discharge of all of its liabilities, including debts to partners, will be distributed to the partners in accordance with the Partnership Agreement regardless of whether the Settlement is approved by the Court. See "The Proposal -- Liquidating Distributions."

    If the Unitholders approve the Proposal and the Court approves the Settlement and the Settlement becomes final, the General Partner will pay a Liquidation Advance to each Settling Unitholder. The Liquidation Advance will be non-interest bearing and repayable solely out of any Liquidating Distribution payable by the Partnership to the Settling Unitholder. Each Settling Unitholder will grant a security interest in favor of the General Partner in his, her or its Units and Liquidating Distribution up to the amount of such Settling Unitholder's Liquidation Advance to secure the repayment of such Liquidation Advance out of his, her or its Liquidating Distribution. In addition to amounts received by NYLIFE Realty Inc. as the General Partner, as the owner of Units, NYLIFE Realty Inc. will receive a percentage of the Liquidating Distribution to Unitholders corresponding to the percentage of Units owned by NYLIFE Realty Inc. No Liquidation Advance will be made with respect to Units owned by NYLIFE Realty Inc.

    The Proposal may give rise to certain conflicts of interest arising out of the relationships among the Partnership, the General Partner and affiliates of the General Partner. If the Proposal is approved by the Unitholders and the
Court   approves  the   Settlement  and   the  Settlement   becomes  final,  the

                                                                PRELIMINARY COPY
General Partner and certain of its affiliates will be released from certain liabilities as discussed under "Litigation and Proposed Settlement -- Release." As a condition to receipt of a Liquidation Advance from the General Partner, each Settling Unitholder will grant a security interest in favor of the General Partner in his, her or its Units and the Liquidating Distribution up to the amount of such Settling Unitholder's Liquidation Advance to secure the repayment of the Liquidation Advance out of his, her or its Liquidating Distribution. The General Partner is entitled to receive an Asset Management Fees equal to .5% of the total invested assets of the Partnership on a quarterly basis. However, the General Partner has agreed to waive any such future fees if the Proposal is approved.

                      MARKET FOR UNITS AND RELATED MATTERS

    There is no organized trading market for the Units. The Units represent the assigned economic rights attributable to the Unitholder Interests of NYLIFE Depositary Corporation, the Corporate Limited Partner. Each Unit originally represented $10 of depositary interest in the Partnership. The Corporate Limited Partner acts as depositary for and on behalf of the Partnership. Units were issued in registered form only and cannot be issued to nominee holders, except at the sole discretion of the General Partner.


    The Corporate Limited Partner assigned to the extent permitted by the Massachusetts Uniform Limited Partnership Act (the "Act") all of its rights and interest in the Partnership (except its $2,000 Limited Partner Interest) to Unitholders upon their purchase of the Units. Currently, the rights and interests assignable under the Act by the Corporate Limited Partner include the right to distributions, profits and losses, and liquidating distributions of the Partnership. As to the voting rights and the right to inspect or copy the Partnership's books which are not assignable under the Act, Unitholders are entitled to exercise their rights through the Corporate Limited Partner as if they were limited partners of the Partnership under the Act, pursuant to the Subscription Agreement and the Partnership Agreement. Accordingly, the Corporate Limited Partner is required to exercise its rights and perform its obligations as may be required by the Act solely in favor of, in the interest of, and at the direction of the Unitholders pursuant to the Partnership Agreement. Units may be assigned upon compliance with applicable laws and the terms of the Partnership
Agreement.  As of  the Record Date,  the Partnership  had [       ] Unitholders.
Pursuant to a preliminary injunction issued by the Court, Unitholders who have not excluded themselves from the Class have been enjoined from transferring their Units except in certain specified circumstances. If the Proposal is approved by the Unitholders and the Settlement is approved by the Court and becomes final, Settling Unitholders will not be permitted to transfer Units. Settling Unitholders will, however, receive the Cash Payment. See "The Proposal and Considerations with Respect to the Proposal -- Considerations with Respect to the Proposal" and "Litigation and Proposed Settlement -- The Hearing Order and the Settlement Hearings."


    Information regarding cash distributions to the Unitholders is included under "Selected Financial Data."

                               VOTING PROCEDURES

    Each Unitholder shall be entitled to one vote for each Unit owned of record by such Unitholder on the Record Date. Approval of the Proposal requires the affirmative consents of Unitholders holding a majority of the Units (a minimum
of         Units)  outstanding on the Record Date. A duly executed consent  card on which a consent or indication of withholding consent is not indicated will be deemed a consent to the Proposal set forth herein, except that broker non-votes (Units held by a broker or nominee for which a consent card is submitted but with respect to which such broker or nominee expressly indicates that it does not have discretionary authority to consent to the Proposal) will be treated as negative votes. Abstentions also will be treated effectively as negative votes.


    This Definitive Solicitation Statement is accompanied by a separate consent card. Consent cards should be completed, signed and returned promptly to New York Life Limited Partnership Class

                                                                PRELIMINARY COPY

Action Administrator, P.O. Box 9224, Boston, MA 02205-8622 if sent by United States mail, or New York Life Limited Partnership Class Action Administrator c/o Boston Financial Data Services, Inc., 1250 Hancock Street, Quincy, MA 02169 if sent by hand delivery or delivery service. A self-addressed, prepaid envelope for return of the consent cards has been included with this Solicitation Statement.



    Only Unitholders of record on the Record Date (May 14, 1996) will be entitled to submit consent cards with respect to the Proposal. The consent solicitation will expire at 5:00 p.m., New York time, on June 25, 1996, unless extended by the General Partner (as extended from time to time, the "Expiration Date"). The General Partner may extend the Expiration Date in its sole discretion. The General Partner intends to extend the Expiration Date until the earlier of the date on which a majority of the Unitholders have approved or disapproved the Proposal or the Final Settlement Date.



    Any Unitholder delivering a consent card pursuant to the Solicitation Statement may revoke his, her or its consent with respect to the Proposal at any time prior to the earlier of the Approval Date or the Expiration Date by delivering written notice of such revocation to the General Partner at New York Life Limited Partnership Class Action Administrator, P.O. Box 9224, Boston, MA 02205-8622 if sent by United States mail, or New York Life Limited Partnership Class Action Administrator c/o Boston Financial Data Services, Inc., 1250 Hancock Street, Quincy, MA 02169 if sent by hand delivery or delivery service. Such written notice must be received by the General Partner prior to the earlier of the Approval Date or the Expiration Date.


    The Partnership Agreement allows certain costs and expenses incurred by the General Partner, including those in connection with the preparation and mailing of the Solicitation Statement and all papers which accompany or supplement the Solicitation Statement, to be charged to the Partnership. The General Partner, however, has elected to pay all costs and expenses, including legal fees, incurred in connection with the preparation, filing and distribution of this Solicitation Statement and all accompanying or supplementary papers.


    The Proprietary Partnerships have retained the services of King to solicit the written consents of limited partners and unitholders to the dissolution of such Partnerships. Additionally, BFDS has been retained by the General Partner, certain of its affiliates and the Plaintiffs to act as the class action administrator in connection with the Lawsuit. As such, BFDS may assist in the solicitation of written consents. Solicitation of consents also may be undertaken by the directors, officers, employees and agents of the General Partner and New York Life. Solicitation may be made by mail, telephone, telegraph, facsimile transmission or personal interview. The fees and expenses of King and BFDS and the costs incurred by the General Partner in connection with the solicitation of consents will be borne by the General Partner and certain of its affiliates. The fees of King for the solicitation of consents on behalf of all Proprietary Partnerships (including the Partnership) is estimated to be $100,000, plus reimbursement for out-of-pocket costs and expenses. The fees of BFDS for its services as class action administrator in connection with the Lawsuit are estimated to be $2,500,000.


                             ADDITIONAL INFORMATION

    The Partnership is subject to the informational requirements of the Exchange Act and in accordance therewith, files reports, proxy statements and other information with the Commission. Such reports, proxy statements and other information filed by the Partnership may be inspected at, and, upon payment of the Commission's customary charges, copies may be obtained from, the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Such reports, proxy statements and other information are also available for inspection and copying at prescribed rates at the Commission's regional offices located at Seven World Trade Center, 13th Floor, New York, New York 10048 and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661.

                                                                PRELIMINARY COPY

                           INCORPORATION BY REFERENCE


    The following documents are incorporated  by reference in this  Solicitation
Statement:


        1. The Partnership's Annual Report on Form 10-K for the year ended December 31, 1995;

        2.  The Partnership's Current Report on Form 8-K dated March 13, 1996.


        3. The Partnership's Quarterly Report on Form 10-Q for the quarter ended March 31, 1996.



    The Partnership will provide without charge to each person to whom a copy of this Solicitation Statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means, a copy of any or all of the documents incorporated by reference herein, other than exhibits to such documents (unless such exhibits are specifically incorporated by reference in such documents). Requests should be directed to NYLIFE Realty Inc., 51 Madison Avenue, Suite 1710, New York, New York 10010.


                                          By Order of the General Partner

                                          NYLIFE REALTY INC.

                                                                PRELIMINARY COPY

              NYLIFE GOVERNMENT MORTGAGE PLUS LIMITED PARTNERSHIP

                         INDEX TO FINANCIAL STATEMENTS


                                                                   PAGE
                                                                    NO.
                                                                   -----
Report of Independent Accountants................................   F-2

Balance Sheets as of December 31, 1995 and 1994..................   F-3

Statements of Income for the Years Ended December 31, 1995, 1994
 and 1993........................................................   F-4

Statements of Partners' Capital for the Years Ended December 31,
 1995, 1994 and 1993.............................................   F-5

Statements of Cash Flows for the Years Ended December 31, 1995,
 1994 and 1993...................................................   F-6

Notes to Financial Statements....................................   F-7

Balance Sheets as of March 31, 1996 (Unaudited) and December 31,
 1995............................................................  F-21

Statement of Operations for the Three Months Ended March 31, 1996
 and 1995 (Unaudited)............................................  F-22

Statement of Partners' Capital for the Three Months Ended March
 31, 1996 (Unaudited) and for the Year Ended December 31, 1995...  F-23

Statement of Cash Flows for the Three Months Ended March 31, 1996
 and 1995 (Unaudited)............................................  F-24

Notes to Financial Statements....................................  F-25

Report of Independent Accountants of NYLIFE Realty Inc...........  F-29

Balance Sheets as of December 31, 1995 and 1994 of NYLIFE Realty
 Inc.............................................................  F-30

Notes to Balance Sheets of NYLIFE Realty Inc.....................  F-31

                                                                PRELIMINARY COPY

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Partners and Unitholders
  of NYLIFE Government Mortgage
  Plus Limited Partnership:

We have audited the accompanying balance sheets of NYLIFE Government Mortgage Plus Limited Partnership (a Massachusetts limited partnership, the "Partnership") as of December 31, 1995 and 1994, and the related statements of income, partners' capital and cash flows for each of the three years in the period ended December 31, 1995. These financial statements are the responsibility of the General Partner. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As further discussed in Note 9, in connection with the settlement of litigation involving the General Partner of the Partnership, the general partner will solicit consents of the limited partners for the dissolution of the Partnership. The financial statements do not include any adjustments that might result should the Unitholders consent to liquidate the Partnership.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NYLIFE Government Mortgage Plus Limited Partnership as of December 31, 1995 and 1994 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1995 in conformity with generally accepted accounting principles.

                                          Coopers & Lybrand L.L.P.

New York, New York
March 22, 1996

                                                                PRELIMINARY COPY

              NYLIFE GOVERNMENT MORTGAGE PLUS LIMITED PARTNERSHIP
                                 BALANCE SHEETS

                        AS OF DECEMBER 31, 1995 AND 1994

ASSETS                                                       1995          1994
                                                         ------------  ------------
Cash and cash equivalents..............................  $    867,686  $    950,967
Interest receivable....................................       208,392       280,773
Investments in Participating Insured Mortgages.........    29,765,800    29,891,263
Investments in Participating Guaranteed Loans..........       400,100     1,495,900
Deferred acquisition fees and expenses -- net..........       875,965     1,451,875
                                                         ------------  ------------
    Total assets.......................................  $ 32,117,943  $ 34,070,778
                                                         ------------  ------------
                                                         ------------  ------------

LIABILITIES AND PARTNERS' CAPITAL
Due to affiliates......................................  $     21,729  $    100,000
Accrued liabilities....................................        79,423        88,253
                                                         ------------  ------------
    Total liabilities..................................       101,152       188,253
                                                         ------------  ------------
Commitments and contingencies
Partners' capital:
  Capital contributions net of public offering
   expenses............................................    36,028,557    36,028,557
  Accumulated earnings.................................    17,372,364    14,419,332
  Cumulative distributions.............................   (21,384,130)  (16,565,364)
                                                         ------------  ------------
    Total partners' capital............................    32,016,791    33,882,525
                                                         ------------  ------------
    Total liabilities and partners' capital............  $ 32,117,943  $ 34,070,778
                                                         ------------  ------------
                                                         ------------  ------------

   The accompanying notes are an integral part of these financial statements.

                                                                PRELIMINARY COPY

              NYLIFE GOVERNMENT MORTGAGE PLUS LIMITED PARTNERSHIP
                              STATEMENTS OF INCOME
             FOR THE YEARS ENDED DECEMBER 31, 1995, 1994, AND 1993

                                                            1995        1994        1993
                                                         ----------  ----------  ----------
INCOME
Interest -- cash and cash equivalents..................  $   64,991  $   83,971  $   79,410
Interest -- Mortgages (net of write-off and
 amortization of deferred acquisition costs)...........   2,047,006   2,620,032   2,463,163
Other income...........................................   1,156,462       1,000       8,167
                                                         ----------  ----------  ----------
    Total income.......................................   3,268,459   2,705,003   2,550,740
                                                         ----------  ----------  ----------
EXPENSES
General and administrative.............................     222,572     300,121     250,000
Asset Management Fees..................................      92,855     158,167     157,966
                                                         ----------  ----------  ----------
    Total expenses.....................................     315,427     458,288     407,966
                                                         ----------  ----------  ----------
      Net income.......................................  $2,953,032  $2,246,715  $2,142,774
                                                         ----------  ----------  ----------
                                                         ----------  ----------  ----------
NET INCOME ALLOCATED
General Partner........................................  $   43,654  $   44,934  $   42,856
Corporate Limited Partner..............................          71          55          51
Unitholders............................................   2,909,307   2,201,726   2,099,867
                                                         ----------  ----------  ----------
                                                         $2,953,032  $2,246,715  $2,142,774
                                                         ----------  ----------  ----------
                                                         ----------  ----------  ----------
Net income per Unit....................................  $      .36  $      .27  $      .26
                                                         ----------  ----------  ----------
                                                         ----------  ----------  ----------
Number of Units........................................  8,168,457.7 8,168,457.7 8,168,457.7
                                                         ----------  ----------  ----------
                                                         ----------  ----------  ----------

   The accompanying notes are an integral part of these financial statements.

                                                                PRELIMINARY COPY

              NYLIFE GOVERNMENT MORTGAGE PLUS LIMITED PARTNERSHIP
                        STATEMENTS OF PARTNERS' CAPITAL
             FOR THE YEARS ENDED DECEMBER 31, 1995, 1994, AND 1993

                                                                            CORPORATE                   TOTAL
                                                                             LIMITED     GENERAL      PARTNERS'
                                                            UNITHOLDERS      PARTNER     PARTNER       CAPITAL
                                                           --------------  -----------  ----------  --------------
Balance at January 1, 1993...............................  $   36,178,886   $     970   $    6,251  $   36,186,107
Net income...............................................       2,099,867          51       42,856       2,142,774
Distributions............................................      (2,283,906)        (56)     (46,612)     (2,330,574)
                                                           --------------  -----------  ----------  --------------
Balance at December 31, 1993.............................  $   35,994,847   $     965   $    2,495  $   35,998,307
Net income...............................................       2,201,726          55       44,934       2,246,715
Distributions............................................      (4,275,142)       (105)     (87,250)     (4,362,497)
                                                           --------------  -----------  ----------  --------------
Balance at December 31, 1994.............................      33,921,431         915      (39,821)     33,882,525
Net income...............................................       2,909,307          71       43,654       2,953,032
Distributions............................................      (4,771,535)       (117)     (47,114)     (4,818,766)
                                                           --------------  -----------  ----------  --------------
Balance at December 31, 1995.............................  $   32,059,203   $     869   $  (43,281) $   32,016,791
                                                           --------------  -----------  ----------  --------------
                                                           --------------  -----------  ----------  --------------

   The accompanying notes are an integral part of these financial statements.

                                                                PRELIMINARY COPY

              NYLIFE GOVERNMENT MORTGAGE PLUS LIMITED PARTNERSHIP
                            STATEMENTS OF CASH FLOWS
             FOR THE YEARS ENDED DECEMBER 31, 1995, 1994, AND 1993

                                                            1995         1994         1993
                                                         -----------  -----------  -----------
Cash flows from operating activities:
Net income.............................................  $ 2,953,032  $ 2,246,715  $ 2,142,774
                                                         -----------  -----------  -----------
Adjustments to reconcile net income to net cash flows
 from operating activities:
  Amortization of acquisition costs....................      575,910       17,948       16,494
  Changes in assets and liabilities:
    Decrease (increase) in interest receivable.........       72,381      (62,877)          28
    (Decrease) increase in due to affiliates...........      (78,271)     100,000      --
    (Decrease) increase in accrued liabilities.........       (8,830)     (15,449)      30,594
                                                         -----------  -----------  -----------
      Total adjustments................................      561,190       39,622       47,116
                                                         -----------  -----------  -----------
      Net cash provided by operating activities........    3,514,222    2,286,337    2,189,890
                                                         -----------  -----------  -----------
Cash flows from investing activities:
  Repayment of Participating Insured Mortgages.........      125,463      108,069       94,191
  Investment in Participating Insured Mortgages........      --           --          (391,900)
  Repayment of Participating Guaranteed Loans..........    1,095,800      --           --
                                                         -----------  -----------  -----------
      Net cash provided by (used in) investing
       activities......................................    1,221,263      108,069     (297,709)
                                                         -----------  -----------  -----------
Cash flows from financing activities:
  Distributions to partners............................   (4,818,766)  (4,362,497)  (2,330,574)
                                                         -----------  -----------  -----------
      Net cash used in financing activities............   (4,818,766)  (4,362,497)  (2,330,574)
                                                         -----------  -----------  -----------
Net decrease in cash and cash equivalents..............      (83,281)  (1,968,091)    (438,393)
Cash and cash equivalents at beginning of period.......      950,967    2,919,058    3,357,451
                                                         -----------  -----------  -----------
Cash and cash equivalents at end of period.............  $   867,686  $   950,967  $ 2,919,058
                                                         -----------  -----------  -----------
                                                         -----------  -----------  -----------

   The accompanying notes are an integral part of these financial statements.

                                                                PRELIMINARY COPY

                                                                PRELIMINARY COPY
                        NYLIFE GOVERNMENT MORTGAGE PLUS
                              LIMITED PARTNERSHIP

                         NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION AND NATURE OF BUSINESS
    NYLIFE Government Mortgage Plus Limited Partnership (the "Partnership") is a limited partnership which was formed on November 21, 1988 pursuant to the provisions of the Massachusetts Uniform Limited Partnership Act. The Partnership's general partner, NYLIFE Realty Inc. (the "General Partner"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), was issued all of the general partner interests in exchange for a capital contribution of $3,000. The Partnership also issued all of the limited partner interests to NYLIFE Depositary Corporation, an indirect wholly-owned subsidiary of New York Life (the "Corporate Limited Partner"), in exchange for a capital contribution of $2,000.

    Limited partner interests ("Limited Partner Interests") are defined as the interests of any partner having an ownership interest representing an initial capital contribution of $10 together with the obligations of such partner to comply with all terms and provisions of the Partnership Agreement, but excluding any claims which the partner may have as a creditor.

    A unit is defined as the interest of a unitholder in the Partnership (hereafter referred to as "Units" and "Unitholders"). Upon the purchase of Units by Unitholders, the Corporate Limited Partner contributed to the Partnership cash in the amount of the subscription prices paid by the Unitholders and the Unitholders received Limited Partner Interests in return. In addition, the Corporate Limited Partner assigned all of the economic rights attributable to the Limited Partner Interests to the Unitholders to the extent permitted by Massachusetts law, and exercised all rights with respect to such Limited Partner Interests as directed by the Unitholders, pursuant to the Partnership Agreement.

    The offering period for the Partnership's Units expired on September 30, 1991.

    The Partnership Agreement authorizes the Partnership to acquire guaranteed or federally insured or coinsured mortgages on multi-family residential properties or residential care facilities directly or through the purchase of mortgage-backed securities ("MBSs") guaranteed as to principal and Basic Interest issued or originated under or in connection with the housing programs of the department of Housing and Urban Development ("HUD"), or Government
National Mortgage Association ("GNMA"). The Partnership may also acquire uninsured participation interests secured by subordinated mortgages ("Participation Interests"), which may provide for Partnership participation in the operating revenues and residual value, if any, of the underlying properties. In addition, the Partnership may invest in uninsured loans ("Participating Guaranteed Loans" or "PGLs") with respect to the same properties underlying the MBSs, which may also provide for such participations. Although the Participation Interests are not guaranteed or insured by any government agency and the PGLs are not secured by any real estate mortgage, for ease of reference, the MBSs and the Participation Interests are collectively referred to herein as the "Participating Insured Mortgages" or "PIMs" and PIMs and PGLs are collectively referred to herein as the "Mortgages."

    Since its formation, the Partnership has invested in three PIMs consisting of (i) MBSs collateralized by federally coinsured mortgages on multi-family residential properties pursuant to the coinsurance programs of Section 221(d)(4) of the National Housing Act and (ii) participating interests evidenced by additional interest agreements and secured by subordinated mortgages on those properties. Each MBS is guaranteed as to principal and Basic Interest by GNMA. As described in Note 9, one such MBS was sold on February 27, 1996. The Cross Creek and Signature Place PIMs also provide for the Partnership to participate in 50% of the underlying property's net cash flow and appreciation, if any. The Partnership has funded three PGLs with respect to the same properties underlying the

                                                                PRELIMINARY COPY
                        NYLIFE GOVERNMENT MORTGAGE PLUS
                              LIMITED PARTNERSHIP

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1.  ORGANIZATION AND NATURE OF BUSINESS (CONTINUED)
Partnership's PIMs. The General Partner has guaranteed a return to the Partnership, upon liquidation, of funds invested in PGLs, if any, in excess of cash payments received by the Partnership from all mortgages and loans (other than cash payments of principal and Basic Interest on MBSs). The PIMs and PGLs are further described in Note 5.

    "Basic Interest" is defined as interest which is generally payable monthly, and is calculated on the unpaid balance of the underlying mortgage loan or PGL at an annual percentage rate (the "Basic Interest Rate") specified in the documents establishing such mortgage loan or PGL.

    The Partnership terminates on December 31, 2028, unless terminated earlier by the occurrence of certain events as set forth in the Partnership Agreement.

    At January 1, 1992, the Partnership had committed $33,580,000 for investment in MBSs and Participation Interests related to three properties, known as Cross Creek, the Highlands and Signature Place. This represented 48.2% of the funds available for investment by the Partnership. Since it was unable to invest its remaining available net proceeds, the Partnership returned $42,312,611 of its capital to investors during 1992. This amount included $37,020,024 of proceeds which were not committed for Mortgages, as well as $5,292,587 of fees and expense reimbursements previously paid to the General Partner and its affiliates, of which $3,596,572 were credited to capital and $1,696,015 reduced deferred acquisition costs. This distribution represented a $5.18 per unit return of capital. Accordingly, subsequent to such distribution, the Partnership has 8,168,457.7 Units with a capital value of $4.82 per unit.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The Partnership uses the following accounting policies for financial reporting purposes:

    CASH AND CASH EQUIVALENTS

    Highly liquid debt instruments (including short-term obligations of the United States government) purchased with a maturity of three months or less, are considered cash equivalents and are stated at cost, which approximates market value. Included in cash and cash equivalents is a working capital reserve of $426,266 which may be used to meet the Partnership's operating expenses and liabilities.

    PARTICIPATING INSURED MORTGAGES

    In 1995, mortgage-backed permanent loan certificates ("PLCs") are carried at current market value and are classified as available-for-sale. PLCs were carried at amortized cost in 1994 and were classified as held to maturity (See Note 5).

    PARTICIPATING GUARANTEED LOANS ("PGLS")

    In 1995, PGLs are carried at current market value and are classified as available-for-sale. PGLs were carried at amortized cost and were classified as held to maturity in 1994 (See Note 5). Although interest accrues on the PGLs, the Partnership does not recognize such income on its books until it is realizable.

    DEFERRED ACQUISITION FEES AND EXPENSES


    Acquisition expenses, which were paid upon the receipt of gross offering proceeds of the Partnership, were deferred and, upon conversion of the construction loan certificates ("CLCs") to a PLC, are currently being amortized over the term of the PLC, using the effective interest method. Amounts

                                                                PRELIMINARY COPY
                        NYLIFE GOVERNMENT MORTGAGE PLUS
                              LIMITED PARTNERSHIP

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) paid to the Partnership as origination fees relating to the acquisition of Mortgages were netted against acquisition costs, and are also currently being amortized over the term of the PLC using the effective interest method.

    INCOME TAXES

    No provision for income taxes has been made in the financial statements because these taxes are the responsibility of the individual partners rather than the Partnership.

    PUBLIC OFFERING EXPENSES

    Reimbursement to the General Partner for organization and offering expenses and amounts paid to NYLIFE Securities Inc. ("NYLIFE Securities"), pursuant to a sales agent agreement, were charged directly to the capital accounts upon the admission of Unitholders through September 30, 1991. Organization and offering expenses included costs of preparing the Partnership for registration, and thereafter offering and selling Units to the public, and included advertising expenses and any sales commissions paid to broker-dealers relating to the sale of the Units. In 1992 a portion of these public offering expenses were returned to the Partnership (See Note 1).

    OTHER

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

3. CAPITAL CONTRIBUTIONS AND ALLOCATION OF NET INCOME TO THE CORPORATE LIMITED PARTNER AND UNITHOLDERS
    As of December 31, 1995, the Partnership had 8,168,457.7 Units outstanding which originally sold for $81,684,577 and which reflected purchase volume discounts of $143,319.

4.  THE PARTNERSHIP AGREEMENT
    In accordance with the Partnership Agreement, Distributable Cash Flow, as defined below, of the Partnership remaining after payment of the Asset Management Fee, as defined, is distributed quarterly, 98% to the class comprised of the Unitholders (which includes the Corporate Limited Partner) and 2% to the General Partner.

    "Distributable Cash Flow" is defined as i) the net cash provided by the Partnership's normal operations for each fiscal year, or portion thereof, including, without limitation, Basic Interest, Minimum Additional Interest and Shared Income Interest from Mortgages, points, interest from interim investments and from funds held in escrow and amounts released from operating reserve accounts available for distribution, after the general expenses and current liabilities of the Partnership for such period (other than the Asset Management
Fee) are paid, less ii) amounts set aside for reserves.

    "Asset Management Fee" is defined as an amount paid by the Partnership to the General Partner on a quarterly basis equal to .5% per annum of the value of the Total Invested Assets of the Partnership. Under no circumstances may the aggregate of the Asset Management Fee paid since the organization of the Partnership and the distributions to the General Partner of Distributable Cash Flow paid since the organization of the Partnership exceed 10% of the aggregate Distributable Cash Flow since the organization of the Partnership. The General Partner may subcontract all or a portion of the services rendered for the Asset Management Fee.

                                                                PRELIMINARY COPY
                        NYLIFE GOVERNMENT MORTGAGE PLUS
                              LIMITED PARTNERSHIP

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4.  THE PARTNERSHIP AGREEMENT (CONTINUED)
    "Total Invested Assets" is defined as the portion of the net proceeds of the offering which is invested in Mortgages.

    Upon the occurrence of a Capital Transaction, as defined below, the General Partner will apply the proceeds first to the payment of all debts and liabilities of the Partnership then due, and then fund any reserves for contingent liabilities which it deems appropriate. "Capital Transaction" is defined as a principal repayment or Mortgage prepayment to the extent that it is classified as a return of capital for federal income tax purposes.

    The remaining Net Cash Proceeds if any, as defined below, will be distributed as follows: FIRST, to the class comprising the Unitholders until they have received a return of their total Invested Capital; SECOND, to the General Partner until it has received a return of its total Invested Capital; THIRD, 99% to the class comprising the Unitholders and 1% to the General Partner until the class comprising the Unitholders have received any deficiency in their 12% per annum Cumulative Return on Invested Capital through fiscal years ended prior to the date of the Capital Transaction; and FOURTH, as to any remaining proceeds, 90% to the class comprised of the Unitholders and 10% to the General Partner.

    "Net Cash Proceeds" is defined as cash received by the Partnership as a result of a Capital Transaction, less any reinvested amounts, all debts and liabilities of the Partnership required to be paid as a result of the Transaction, and any reserves for contingent liabilities, to the extent deemed reasonable by the General Partner. This is provided that, at the expiration of such period as the General Partner shall deem advisable, the balance of such reserves remaining after payment of such contingencies shall be distributed in the manner provided in this Agreement for Net Cash Proceeds. If the Partnership takes back a mortgage note in connection with a Capital Transaction, all payments received with respect to it shall be included in the Net Cash Proceeds of that Transaction.

    "Invested Capital" means, with respect to the General Partner, its capital contributions (other than capital contributions represented by any Guarantee Payments, as described in Note 5) and, with respect to the Limited Partners and Unitholders, $10.00 for each Limited Partner Interest or Unit, in either case reduced by any amounts received as distributions of Distributable Cash Flow.

    The Cumulative Return is defined as a 12% return per annum on the invested capital of the class made up of the Unitholders calculated from the respective dates on which the Units are deemed to be outstanding through the most recent fiscal year completed prior to the Capital Transaction giving rise to the computation.

    Net income or loss from operations for any fiscal year is allocated 98% to the class comprised of the Unitholders and 2% to the General Partner.

                                                                PRELIMINARY COPY
                        NYLIFE GOVERNMENT MORTGAGE PLUS
                              LIMITED PARTNERSHIP

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.  INVESTMENTS IN MORTGAGES
    The Partnership's net proceeds of $33,580,000 had been committed for investment in Mortgages. Of this total amount committed, $1,946,594 had been included in the Partnership's working capital reserve and subsequently distributed to its Partners on November 15, 1994 and the following amounts have been funded as of December 31, 1995 and 1994:

                                                              1995 (1)      1994 (1)
                                                           --------------  -----------
Halcyon at Cross Creek........................  -PIM       $  7,226,406    $ 7,226,406
                                                -PGL            400,000        400,000
The Highlands.................................  -PIM         13,037,676(2)  13,154,200
                                                -PGL             --    (2)   1,095,800
Signature Place...............................  -PIM          9,756,900      9,756,900
                                                -PGL                100            100
                                                           --------------  -----------
                                                           $ 30,421,082    $31,633,406
                                                           --------------  -----------
                                                           --------------  -----------

- ------------------------
(1) As of December 31, 1995 and 1994 cumulative principal repayments on the PIMS of $371,707 and $246,244 have been received, respectively.

(2) Effective January 31, 1995, as part of the sale of the Highlands, as described below, the participation feature of the Highlands PIM was released, a new MBS was issued to the Partnership and the related PGL was repaid. As described in Note 9, the MBS was subsequently sold in 1996.

    MORTGAGE BACKED SECURITIES

    Effective January 1, 1994, the Partnership adopted the provisions of Statement of Financial Accounting Standards No. 115 "Accounting for Certain Investments in Debt and Equity Securities" ("SFAS No. 115"). The Partnership had considered its PIMs and PGLs to be held-to-maturity as defined by SFAS No. 115 in 1994.

    SFAS No. 115 addresses the definition of, accounting for and disclosure of debt and equity securities. In accordance with the statement, securities are classified when purchased as either securities held to maturity, securities available for sale or trading securities.

    In November 1995, the Financial Accounting Standards Board ("FASB") issued a Special Report, "A Guide to Implementation of Statement 115 on Accounting for Certain Investments in Debt and Equity Securities." Concurrent with the initial adoption of this implementation guidance, but no later than December 31, 1995, the FASB permitted a one-time opportunity to reassess the appropriateness of the classification of all securities. Accordingly, on December 31, 1995, the Partnership reclassified its held-to-maturity investments to available-for-sale, based on a one-time assessment of the portfolio. The impact of the assessment was to transfer securities with an amortized cost of approximately $30,200,000 (which approximates market value of $30,700,000) from held-to-maturity to available-for-sale. Market value has been calculated by management by discounting future cash flows using interest rates based on treasury bills with similar maturities.

    A) CROSS CREEK

    In 1990, the Partnership acquired a PIM (the "Cross Creek PIM") consisting of (i) a MBS collateralized by a first mortgage loan in the principal amount of up to $7,230,000 (the "Cross Creek Mortgage") with respect to a 152 unit garden style apartment complex in Greenville, South Carolina known as Halcyon at Cross Creek ("Cross Creek") and (ii) a participation interest in Cross Creek evidenced by an additional interest agreement and secured by a subordinated mortgage on Cross

                                                                PRELIMINARY COPY
                        NYLIFE GOVERNMENT MORTGAGE PLUS
                              LIMITED PARTNERSHIP

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.  INVESTMENTS IN MORTGAGES (CONTINUED)
Creek. The borrower is Boiling Springs Apartments Limited (the "Cross Creek Borrower"). In addition, the Partnership agreed to make a PGL to the Cross Creek Borrower's partners ("Individual Cross Creek Borrowers") of up to $600,000.

    PARTICIPATING INSURED MORTGAGE

    To fund the construction of Cross Creek, the Partnership purchased from Love Funding Corporation ("LFC") mortgage-backed pass-through construction loan certificates ("CLCs"), guaranteed as to timely payment of principal and Basic Interest by GNMA, in the maximum principal amount of $7,230,000.

    Upon the maturity of the CLCs at the conclusion of the construction period and upon final endorsement ("Final Endorsement") of the Cross Creek Mortgage Note by HUD, which occurred on January 8, 1992, the Partnership received a mortgage-backed permanent loan certificate ( the "Cross Creek PLC"), guaranteed as to the timely payment of principal and Basic Interest by GNMA. The Cross Creek PLC has a face amount of $7,226,406, and an issue date of February 1, 1992.

    The Cross Creek Mortgage Note bears interest at a Basic Interest Rate of 8.50% during the permanent term. One quarter of one percent (.25%) of the foregoing amount is retained by LFC and GNMA as a servicing and guarantee fee; accordingly, the Cross Creek PLC bears an interest rate of 8.25% per annum. The Cross Creek Borrower is required to make equal monthly payments of principal and interest on the Cross Creek Mortgage Note until maturity on December 15, 2031.

    The Cross Creek Mortgage is coinsured by LFC and HUD under Section 221(d)(4) of the National Housing Act for new construction of multi-family residential properties. The Cross Creek Mortgage Note, which is non-recourse to the Cross Creek Borrower, except under limited circumstances, including fraud, is collateralized by a first mortgage on Cross Creek.

    The Cross Creek Mortgage Note may be prepaid upon 30 days written notice after, but not prior to, the tenth anniversary of the date of Initial Endorsement, with a prepayment charge equal to 1% of the outstanding principal on the Cross Creek Mortgage. Notwithstanding the foregoing, if HUD determines that prepayment will avoid a mortgage insurance claim and is in the best interest of the federal government, the Cross Creek Mortgage Note may be prepaid at any time without the Partnership's consent and without any prepayment charge. The Partnership has the option, upon six months written notice, to require prepayment in full on or after the tenth anniversary of the date of the Initial Endorsement. No prepayment fee shall be imposed if the Partnership exercises this option. Enforcement of this option would require the termination of the coinsurance contract and the surrender of the Cross Creek PLC.

    The Partnership is entitled under the Cross Creek PIM to participations, in addition to monthly pass-through payments of principal and Basic Interest, of:
(i) 50% of any increase in the value of Cross Creek in excess of its base value (i.e., the outstanding principal amounts of the Cross Creek Mortgage and PGL); the increase in value is measured from February 22, 1990 until the sale of Cross Creek, or until the maturity, refinancing or prepayment of the Cross Creek
Mortgage; and (ii) 50% of Cross Creek's monthly net cash flow (subject to certain HUD restrictions and reserve requirements) beginning with the first month after completion of construction. The obligation of the Cross Creek Borrower to pay these participations is evidenced by an additional interest agreement, which is collateralized by a subordinated mortgage on Cross Creek and is non-recourse to the Cross Creek Borrower, except under limited circumstances, including fraud. This obligation is further collateralized by a collateral assignment by the Individual Cross Creek Borrowers of their interests in the Cross Creek Borrower.

                                                                PRELIMINARY COPY
                        NYLIFE GOVERNMENT MORTGAGE PLUS
                              LIMITED PARTNERSHIP

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.  INVESTMENTS IN MORTGAGES (CONTINUED)
    PARTICIPATING GUARANTEED LOAN

    The Partnership agreed to make a PGL of up to $600,000 to the Individual Cross Creek Borrowers who are jointly and severally liable for this obligation. The PGL, which is non-recourse debt, is collateralized by a collateral assignment by the Individual Borrowers of their partnership interests in the Cross Creek Borrower, constituting a second lien thereon. The promissory note evidencing the PGL provides that the Individual Borrowers will use the proceeds thereof to satisfy obligations of the Cross Creek Borrower.

    Of the maximum loan proceeds to be available under the PGL, $400,000 has been advanced as of December 31, 1995. In addition, up to $200,000 of the maximum loan proceeds was to be advanced at the rate of $10.00 for each $1.00 of net operating income in excess of $750,000 earned by Cross Creek at any time up to and including one year after Final Endorsement of the Cross Creek Mortgage. The one year anniversary of Final Endorsement was January 8, 1993 and no additional amounts were advanced under the PGL. The unfunded loan proceeds of $200,000, which had been included in the Partnership's working capital reserve, were distributed to its Partners on November 15, 1994.

    The PGL bears interest at the rate of 10% per annum, payable semi-annually, and provides that interest shall be accrued up to $100,000 to the extent Surplus Cash distributions (as defined by HUD) to the Individual Borrowers are insufficient to fully pay the interest obligation. Any such accruals will be added to the outstanding principal balance of the PGL and shall bear interest at the same rate. At such time as accruals of interest (including semi-annually compounded interest) exceed $100,000, the Individual Borrowers shall pay interest on the outstanding principal amount semi-annually, whether or not Surplus Cash is available. Accrued interest reached $100,000 on September 25, 1993. Accordingly, accrued interest became due and payable on October 1, 1993. Semi-annual interest payments of $25,000 will be due and payable on each April 1 and October 1. Principal and unpaid interest, if any, shall be due and payable on February 21, 2005.

    No prepayments of the PGL will be permitted prior to the tenth anniversary of the Initial Endorsement of the Cross Creek Mortgage. Thereafter, the PGL may be prepaid in whole, but not in part, subject to a prepayment fee equal to 1% of the principal amount prepaid. Also, commencing on the tenth anniversary date, the Partnership will have the right to call the PGL, in which case no prepayment fee shall be paid.

    The terms of the PGL entitle the Partnership to participations in addition to Basic Interest equal to: (i) 15% of any increase in the value of the Individual Borrowers' partnership interest in the Cross Creek Borrower (determined by reference to the value of Cross Creek) over the base value of the Individual Borrowers' partnership interest (based on the outstanding principal amount of the Cross Creek Mortgage and the PGL), such increase to be determined upon the sale of Cross Creek or upon the refinancing, prepayment or maturity of the PGL; and (ii) 15% of the Individual Borrowers' interest in Cross Creek's net cash flow (subject to certain HUD restrictions and reserve requirements). The aforesaid 15% participations in the PGL are over and above the 50% participations in the Cross Creek Mortgage. The obligation of the Individual Borrowers to pay these participations is evidenced by a supplemental interest agreement, and is non-recourse to the Individual Borrowers, except under limited circumstances, including fraud. These obligations are collateralized by a collateral assignment by the Individual Borrowers of their partnership interests in the Cross Creek Borrower (constituting a second lien thereon).

                                                                PRELIMINARY COPY
                        NYLIFE GOVERNMENT MORTGAGE PLUS
                              LIMITED PARTNERSHIP

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.  INVESTMENTS IN MORTGAGES (CONTINUED)
    B) THE HIGHLANDS

    In 1990, the Partnership acquired a PIM consisting of (i) an MBS collateralized by a mortgage loan in the principal amount of up to $13,154,200 (the "Highlands Mortgage") secured by a first mortgage on a 272 unit garden style apartment complex located outside Tampa, Florida (the "Highlands") and
(ii) a participation interest in the Highlands evidenced by an additional interest agreement and secured by a subordinated mortgage on the Highlands. The original borrower under the Highlands Mortgage was Highland Oaks Associates Limited (the "Original Highlands Borrower").

    PARTICIPATING INSURED MORTGAGE

    To fund the construction of the Highlands, the Partnership entered into a purchase agreement with Related Mortgage Corporation ("RMC"), pursuant to which it agreed to purchase CLCs, guaranteed as to timely payment of principal and Basic Interest by GNMA, in the maximum principal amount of up to $13,154,200.

    Upon the maturity of the CLCs at the conclusion of the construction period and upon Final Endorsement of the Highlands Mortgage Note by HUD, which occurred on May 31, 1992, the Partnership received a PLC guaranteed as to the timely payment of principal and Basic Interest by GNMA. The PLC had a face amount of $13,154,200 and an issue date of June 1, 1992.

    Effective January 31, 1995, the Original Highlands Borrower sold the Highlands to Richland Properties, Inc. (the "New Highlands Borrower") for $16,300,000 in accordance with the terms and conditions of the Purchase and Sale Agreement dated October 14, 1994. The sale closed in escrow pending the receipt by the Partnership of a new GNMA certificate in the principal amount of $13,037,676, and bearing interest at 7.625% per annum. The new GNMA certificate was received by the Partnership on February 15, 1995, at which time the sale was completed and the Partnership received the payments described below, together with the other closing documents. In addition, a mutual release was delivered, effective January 31, 1995, pursuant to which all obligations of, and claims against, the Highlands Borrower and its general partners were released by the Partnership and Related Mortgage Corporation ("RMC"), and all obligations of, and claims against, the Partnership and RMC were released by the Highlands Borrower and its general partners.

    The Partnership retained its beneficial interest in the Highlands Mortgage ("Modified Mortgage") and related promissory note ("Modified Note"), which were modified to provide for (a) prepayment at any time with a prepayment charge payable to RMC, equal to 1% of the outstanding principal, and (b) a reduction in the interest rate from 8.5% to 7.875% per annum, one-quarter of one percent of which is retained by RMC and GNMA as a servicing and guarantee fee. Accordingly, the Partnership earns an interest rate of 7.625% per annum. The New Highlands Borrower is required pursuant to the Modified Note and Modified Mortgage to make equal monthly payments of principal and interest until maturity on May 15, 2032. The Modified Mortgage is coinsured by RMC and HUD under Section 221(d)(4), of the National Housing Act for new construction of multi-family residential properties.

    The Partnership has the option, upon six months written notice, to require prepayment in full of the Modified Note on or after January 31, 2005. No prepayment fee will be imposed if the Partnership exercises this option. Enforcement of this option would require the termination of the coinsurance contract and the surrender of the new GNMA certificate.

    The Additional Interest Agreement has been amended and restated ("Amended and Restated Agreement") to provide that the Partnership will no longer be entitled to any participations in net cash flow or net appreciation in value of the Highlands.

                                                                PRELIMINARY COPY
                        NYLIFE GOVERNMENT MORTGAGE PLUS
                              LIMITED PARTNERSHIP

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.  INVESTMENTS IN MORTGAGES (CONTINUED)
    Concurrent with the sale of the Highlands as described above, the Highlands PGL was repaid as the Partnership received $2,463,060, which included $1,095,800 of principal, $210,798 of accrued interest, a prepayment fee of $324,000 and participations of $832,462. Such prepayment fee and participation are included in other income for the year ended December 31, 1995. The Partnership distributed these proceeds to its partners on May 15, 1995. In addition, the Supplemental Interest Agreement was terminated, and the Partnership and the New Highlands Borrower entered into an Amended and Restated Subordinated Mortgage and Security Agreement to secure the Partnership's call option, as described above.

    As described in Note 9, the Highlands GNMA was sold on February 27, 1996.

    Also on January 31, 1995, the Partnership and the Original Highlands Borrower (together with its partners) entered into a Special Closing Agreement, pursuant to which two letters of credit held by the Partnership were each reduced from $75,000 to $17,500. The two letters of credit were being held as security for the obligations of the Original Highlands Borrower and its partners under the Special Closing Agreement, pursuant to which the Original Highlands Borrower agreed to pay a portion of any additional taxes determined to be due in connection with the recording of the original loan documents to the State of Florida. In 1996, the recording tax claim was settled with the State of Florida as described in Note 9.

    During the year ended December 31, 1995, the Partnership received interest totaling $999,170.10 related to the Highlands GNMA, which has been distributed to investors in connection with the Partnership's regular quarterly distributions in accordance with the Partnership's partnership agreement.

    C) SIGNATURE PLACE

    On May 8, 1991, the Partnership agreed to acquired a PIM (the "Signature Place PIM") consisting of (i) an MBS collateralized by a federally coinsured mortgage loan in the maximum principal amount of up to $9,800,000 (the "Signature Place Mortgage") and (ii) a Participation Interest evidenced by an additional interest agreement and secured by a subordinated mortgage on Signature Place. The borrower of the Signature Place Mortgage is HG Partners Limited Partnership (the "Signature Place Borrower"), which used the funds to finance the construction of a 232-unit multi-family residential apartment complex in Hampton, Virginia known as Signature Place ("Signature Place"). In addition, the Partnership agreed to make a PGL to each of the Individual Borrowers in the aggregate amount of up to $1,200,000.

    PARTICIPATING INSURED MORTGAGES

    The Partnership entered into a GNMA purchase agreement with LFC, pursuant to which it agreed to purchase CLCs, guaranteed as to timely payment of principal and Basic Interest by GNMA, in the maximum principal amount of $9,800,000. The proceeds of the Signature Place Mortgage were disbursed to the Signature Place Borrower in stages during the construction of Signature Place.

    Upon the maturity of the CLCs at the conclusion of the construction period and upon Final Endorsement of the Signature Place Mortgage note by HUD, which occurred on February 9, 1993, the Partnership received a PLC (the "Signature Place PLC"), guaranteed as to timely payment of principal and Basic Interest by GNMA. The Signature Place PLC has a face amount of $9,756,900, and an issue date of February 1, 1993.

    The Signature Place Mortgage Note bears interest at a Basic Interest Rate of 8.25% during the permanent term. One quarter of one percent (.25%) of the foregoing amount is retained by LFC and

                                                                PRELIMINARY COPY
                        NYLIFE GOVERNMENT MORTGAGE PLUS
                              LIMITED PARTNERSHIP

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.  INVESTMENTS IN MORTGAGES (CONTINUED)
GNMA as a servicing and guarantee fee; accordingly the Signature Place PLC bears an interest rate of 8% per annum. The Signature Place Borrower will make equal monthly payments of principal and interest until maturity on January 15, 2033.

    The Signature Place Mortgage is coinsured by LFC and HUD under Section 221(d)(4) of the National Housing Act for new construction of multi-family residential properties. The Signature Place Mortgage note, which is non-recourse to the Signature Place Borrower, except under limited circumstances, including fraud, is secured by a first mortgage on Signature Place.

    The Signature Place Mortgage Note may be prepaid in full upon 45 days written notice after (but not prior to) the tenth anniversary of Initial Endorsement with a prepayment charge equal to 1% of the principal amount prepaid, plus any additional interest due thereon. Notwithstanding the foregoing, if HUD determines that prepayment will avoid a mortgage insurance claim and is in the best interest of the federal government, the Signature Place Mortgage Note may be prepaid at any time without the Partnership's consent and without any prepayment charge. The Partnership has the option, upon six months written notice, to require prepayment in full of the Signature Place Mortgage Note on or after the tenth anniversary of Initial Endorsement. No prepayment fee shall be imposed if the Partnership exercises this option. Enforcement of this option would require the termination of the coinsurance contract and the surrender of the Signature Place PLC.

    The Partnership is entitled to participations under the Signature Place PIM in addition to monthly pass-through payments of principal and Basic Interest, equal to: (i) 50% of the net appreciation in the value of Signature Place from Initial Endorsement until the sale of Signature Place or the maturity, refinancing or prepayment of the Signature Place Mortgage; and (ii) 50% of Signature Place's net cash flow (subject to certain HUD restrictions and reserve requirements) beginning after completion of construction. The obligation of the Signature Place Borrower to pay these participations is evidenced by an additional interest agreement, which is collateralized by a subordinated mortgage on Signature Place and is non-recourse to the Signature Place Borrower, except under limited circumstances, including fraud and environmental noncompliance.

    PARTICIPATING GUARANTEED LOAN

    The Partnership has also agreed to make a PGL in the aggregate amount of up to $1,200,000 to the Individual Borrowers, jointly and severally, in the form of a personal loan collateralized by the pledge of 100% of their partnership interests in the Signature Place Borrower. Of the maximum loan proceeds to be available under the PGL, $100 was funded as of December 31, 1995. In addition, up to $499,900 of the loan proceeds were to be advanced at the rate of $6.25 for each $1.00 of net operating income in excess of $960,000 per annum, and up to an additional $700,000 of loan proceeds were to be advanced at the rate of $9.50 for each $1.00 of net operating income in excess of $1,040,000 per annum, earned by the Signature Place Borrower at any time up to and including eighteen months after Final Endorsement of the Signature Place Mortgage (the "Earn-Out"). The Earn-Out period expired on August 8, 1994 and no additional amounts were advanced under the PGL. The unfunded loan proceeds of $1,199,900, which had been included in the Partnership's working capital reserve, were distributed to its Partners on November 15, 1994.

    The PGL bears interest at the rate of 15% per annum, payable semi-annually, and provides that interest shall be accrued up to $100,000 to the extent Surplus Cash (as defined by HUD) is insufficient to fully pay the interest obligation. Any such accruals will be added to the outstanding principal balance of the PGL and shall bear interest at the same rate. At such time as accruals of interest (including semi-annually compounded interest) exceed $100,000 or commencing with the second

                                                                PRELIMINARY COPY
                        NYLIFE GOVERNMENT MORTGAGE PLUS
                              LIMITED PARTNERSHIP

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.  INVESTMENTS IN MORTGAGES (CONTINUED)
anniversary of Final Endorsement (regardless of the balance of such accruals), whichever occurs first, the Individual Borrowers shall pay interest on the outstanding principal amount semi-annually, whether or not Surplus Cash is available. Principal and accrued interest, if any, shall be due and payable on May 8, 2006.

    Since less than $250,000 was funded under the PGL, $249,900 (the difference between $250,000 and the total amount funded) shall be considered additional equity ("Additional Equity") contributed by the Individual Borrowers. To the extent the Individual Borrowers' share of cash flow provides less than a 10% cumulative annual return on the outstanding balance of Additional Equity
(compounded semi-annually) over the holding period of the investment, the shortfall shall be paid out of the proceeds from the sale or refinancing of the Signature Place Mortgage. All participations earned by the Partnership shall be calculated after deducting interest and principal paid on the PIM, PGL and the Additional Equity.

    No prepayments of the PGL will be permitted prior to the tenth anniversary of Initial Endorsement of the Signature Place Mortgage. Thereafter, the PGL may be prepaid in whole, but not in part, upon 90 days prior written notice to the Partnership subject to a prepayment fee equal to 1% of the principal amount prepaid. On the tenth anniversary date, the Partnership will have the right to call the PGL by six months prior written notice to the Individual Borrowers, in which case no prepayment fee shall be paid.

    The terms of the PGL entitle the Partnership to participations in addition to Basic Interest equal to: (i) 10% of any increase in the value of the partnership interests in the Signature Place Borrower (determined by references to the value of Signature Place) over the base value of the partnership interests (based on the outstanding principal amount of the Signature Place Mortgage and the PGL), such increase to be determined upon the sale of Signature Place or upon the refinancing, prepayment or maturity of the PGL; and (ii) 10% of the Individual Borrowers' interest in Signature Place's net cash flow (subject to certain HUD restrictions and reserve requirements). The aforesaid 10% participations in the PGL are over and above the 50% participations in the Signature Place Mortgage. The obligation of the Individual Borrowers' to pay these participations is evidenced by a Supplemental Interest Agreement, and is non-recourse to such partners, except under limited circumstances, including fraud.

6.  THE GUARANTEE OF PGLS (ALL PROPERTIES)
    The General Partner has agreed to guarantee a return to the Partnership, in the aggregate, of all amounts invested in PGLs. Pursuant to the Guarantee, on the date that dissolution and winding-up of the Partnership shall be completed, the General Partner agreed to pay to the Partnership an amount, if any, by which
(i) the funds invested by the Partnership in PGLs exceeds (ii) all cash payments received by the Partnership with respect to all Mortgages, INCLUDING points, Basic Interest, Additional Interest and repayment of principal, but EXCLUDING Basic Interest and repayment of principal of MBSs and other insured/guaranteed Mortgages. As a result of the sale of the Highlands as referred to in "Mortgages-the Highlands" above, the Partnership received cash in excess of the amount of funds invested by the Partnership in PGLs. Accordingly, the General Partner has no remaining future obligation with respect to any of the PGLs.

                                                                PRELIMINARY COPY
                        NYLIFE GOVERNMENT MORTGAGE PLUS
                              LIMITED PARTNERSHIP

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7.  TRANSACTIONS WITH THE GENERAL PARTNER AND AFFILIATES
    The following is a summary of the fees earned and reimbursements paid or payable to the General Partner and its Affiliates for the years ended December 31, 1995, 1994 and 1993, pursuant to the Partnership Agreement:

                                                                            1995         1994         1993
                                                                         -----------  -----------  -----------
(1)        Asset Management Fees.......................................  $    92,855  $   158,167  $   157,966
(2)        Reimbursement of general and administrative expenses to the
            General Partner............................................      100,000      100,000      125,000
                                                                         -----------  -----------  -----------
                                                                         $   192,855  $   258,167  $   282,966
                                                                         -----------  -----------  -----------
                                                                         -----------  -----------  -----------

- ------------------------
(1) For services rendered in managing the business of the Partnership, the Partnership is obligated to pay on a quarterly basis to the General Partner an Asset Management Fee equal to 0.5% per annum of the value of the Total Invested Assets of the Partnership.

(2) The Partnership Agreement allows the Partnership to reimburse the General Partner for certain general and administrative expenses paid in connection with the management of the Partnership.

8.  DEFERRED ACQUISITION FEES
    Deferred acquisition fees as of December 31, 1995 and 1994 consisted of:

                                                                              1995          1994
                                                                           -----------  -------------
Acquisition expenses.....................................................  $   908,701  $   1,945,006
Loan origination fees....................................................      --            (451,600)
Accumulated amortization.................................................      (32,736)       (41,531)
                                                                           -----------  -------------
Net deferred acquisition fees............................................  $   875,965  $   1,451,875
                                                                           -----------  -------------
                                                                           -----------  -------------

9.  SUBSEQUENT EVENTS

    A) DISTRIBUTIONS TO PARTNERS

    On February 15, 1996, the Partnership distributed $547,798 to the Partners, which represented the Partnership's Distributable Cash Flow for the three months ended December 31, 1995. The distribution to other Unitholders, the Corporate Limited Partner and the General Partner was $536,829, $13 and $10,956, respectively.

    B) THE HIGHLANDS

    RECENT DEVELOPMENTS

    On February 27, 1996, the Partnership sold the Highlands GNMA for cash in the amount of $13,105,373.01. The Highlands GNMA was sold through Utendahl Capital Partners, an unaffiliated broker dealer, pursuant to which the Highlands Borrower agreed to pay a portion of any additional taxes determined by the State of Florida to be due in connection with the recording of the original loan documents. The State of Florida claimed that $136,800 in additional recording taxes were due. On March 12, 1996, the Partnership settled the recording tax claim of the State of Florida discussed in Note 5 through a payment made on behalf of the Partnership in the amount of $64,000 ($53,850 of which was funded by the General Partner and $10,150 of which was funded by the Original Highlands Borrower). The Partnership has recently received the signed Closing Agreement settling the claim from the State of Florida and the letters of credit discussed in Note 5 will be returned to the Original Highlands Borrower. The sales price represents principal in the amount of $12,976,812.45, accrued interest in the amount of $71,462.59 and a premium of $57,097.97. The Partnership was not charged any separate fees or commissions in connection with the sale. The General Partner of the Partnership

                                                                PRELIMINARY COPY
                        NYLIFE GOVERNMENT MORTGAGE PLUS
                              LIMITED PARTNERSHIP

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

9.  SUBSEQUENT EVENTS (CONTINUED)
decided to sell the Highlands GNMA to take advantage of what it perceived to be a favorable market in which the Highlands GNMA could be sold at a premium. The Partnership intends to distribute such proceeds to its partners on May 15, 1996, the next scheduled distribution date.

    The sale of the Highlands GNMA, together with the 1995 sale of the Highlands
and   the  related  modification  of  the  Highlands  Mortgage,  terminated  the
Partnership's beneficial interest in the Highlands Mortgage and the Highlands.

    C) CLASS ACTION LAWSUIT


    Two class action lawsuits were filed against certain affiliates of the General Partner in the District Court of Harris County, Texas on January 11, 1996, styled GRIMSHAWE V. NEW YORK LIFE INSURANCE CO., ET AL. (No. 96-001188) and SHEA V. NEW YORK LIFE INSURANCE CO., ET AL. (No. 96-001189) alleging misconduct in connection with the original sale of investment units in various partnerships (the "Proprietary Partnerships"), including violation of various federal and state laws and regulations and claims of continuing fraudulent conduct. The plaintiffs have asked for compensatory damages for their lost original investment, plus interest, costs (including attorneys fees), punitive damages, disgorgement of any earnings, compensation and benefits received by the defendants as a result of the alleged actions and other unspecified relief to which plaintiffs may be entitled. These suits were amended and refiled in a consolidated action in the United States District Court for the Southern District of Florida (the "Court") on March 18, 1996. In the federal action, the plaintiffs added the General Partner as a defendant and included allegations concerning the Partnership. The Partnership is not a defendant in the litigation.


    The defendants expressly deny any wrongdoing alleged in the complaint and concede no liability or wrongdoing in connection with the sale of the Units or the structure of the Proprietary Partnerships. Nevertheless, to reduce the burden of protracted litigation, the defendants have entered into a Stipulation of Settlement ("Settlement Agreement") with the plaintiffs because in their opinion such Settlement would (i) provide substantial benefits to the limited partners in a manner consistent with New York Life's position that it had previously determined to wind up most of the Proprietary Partnerships, including the Partnership, through orderly liquidation as the continuation of the business no longer serves the intended objectives of either the limited partners or the defendants and to offer the limited partners an enhancement to the liquidating distribution they would otherwise receive and (ii) provide an opportunity to wind up such partnerships on a schedule favorable to the limited partners and resolve the issues raised by the lawsuit.

    In connection with the proposed settlement (the "Settlement"), the General Partner will solicit consents of the Unitholders for the dissolution of the Partnership.

    Under the terms of the Settlement Agreement, any settling Unitholders will receive at least a complete return of their original investment, less distributions received prior to the final settlement date, in exchange for a release of any and all claims a Unitholder may have against the defendants in connection with the Proprietary Partnership, including the Partnership, and all activities related to the dissolution and liquidation of such partnerships.

    Preliminary approval of the Settlement Agreement was given by the Court on March 19, 1996. The Settlement Agreement is further conditioned upon final approval by the Court as well as certain other conditions and is subject to certain rights of termination detailed in the consent solicitation material being mailed to the Unitholders.

                                                                PRELIMINARY COPY
                        NYLIFE GOVERNMENT MORTGAGE PLUS
                              LIMITED PARTNERSHIP

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

9.  SUBSEQUENT EVENTS (CONTINUED)
    If the necessary consents of Unitholders for dissolution are obtained, the Partnership will be dissolved even if all necessary approvals for the Settlement Agreement are not obtained or the Settlement Agreement is otherwise terminated. In general, upon the dissolution of the Partnership, tax consequences will accrue to the partners. If the necessary consents of the Unitholders for dissolution are not obtained, the Partnership will continue to own the Mortgages and will continue to receive payments thereon.

    The financial statements do not include any adjustments that might result should the Unitholders vote to liquidate the Partnership.

                                                                PRELIMINARY COPY

              NYLIFE GOVERNMENT MORTGAGE PLUS LIMITED PARTNERSHIP
                                 BALANCE SHEETS



                   AS OF MARCH 31, 1996 AND DECEMBER 31, 1995


                                                                                        1996        DECEMBER 31
                                                                                    (UNAUDITED)         1995
                                                                                   --------------  --------------

ASSETS
Cash and cash equivalents........................................................  $   13,937,222  $      867,686
Interest receivable..............................................................         138,249         208,392
Investments in Participating Insured Mortgages...................................      16,764,965      29,765,800
Deferred acquisition fees and expenses -- net....................................         873,295         875,965
Investments in Participating Guaranteed Loans....................................         400,100         400,100
                                                                                   --------------  --------------
      Total assets...............................................................  $   32,113,831  $   32,117,943
                                                                                   --------------  --------------


LIABILITIES AND PARTNERS' CAPITAL
Due to affiliates................................................................  $       25,000  $       21,729
Accrued liabilities..............................................................          60,965          79,423
                                                                                   --------------  --------------
      Total liabilities..........................................................          85,965         101,152
                                                                                   --------------  --------------
Commitments and Contingencies
Partners' capital:
  Capital contributions net of public offering expenses..........................      36,028,557      36,028,557
  Accumulated earnings...........................................................      17,931,236      17,372,364
  Cumulative distributions.......................................................     (21,931,927)    (21,384,130)
                                                                                   --------------  --------------
Total partners' capital..........................................................      32,027,866      32,016,791
                                                                                   --------------  --------------
Total liabilities and partners' capital..........................................  $   32,113,831  $   32,117,943
                                                                                   --------------  --------------
                                                                                   --------------  --------------



   The accompanying notes are an integral part of these financial statements

                                                                PRELIMINARY COPY


              NYLIFE GOVERNMENT MORTGAGE PLUS LIMITED PARTNERSHIP



                            STATEMENT OF OPERATIONS



                           FOR THE THREE MONTHS ENDED
                            MARCH 31, 1996 AND 1995



                                  (UNAUDITED)



                                                                                         1996           1995
                                                                                     -------------  -------------
INCOME
Interest -- cash and cash equivalents..............................................  $      65,709  $      23,952
Interest -- Mortgages (net of write-off and amortization of deferred acquisition
 costs)............................................................................        503,651      1,084,653
Other income.......................................................................         57,098        324,000
                                                                                     -------------  -------------
  Total income.....................................................................        626,458      1,432,605
                                                                                     -------------  -------------
EXPENSES
General and administrative.........................................................         45,856         44,330
Asset management fees..............................................................         21,729         27,667
                                                                                     -------------  -------------
  Total expenses...................................................................         67,585         71,997
                                                                                     -------------  -------------
    Net income.....................................................................  $     558,873  $   1,360,608
                                                                                     -------------  -------------
                                                                                     -------------  -------------
NET INCOME ALLOCATED
General Partner....................................................................  $      10,619  $      11,806
Corporate Limited Partner..........................................................             13             33
Unitholders........................................................................        548,241      1,348,769
                                                                                     -------------  -------------
                                                                                     $     558,873  $   1,360,608
                                                                                     -------------  -------------
                                                                                     -------------  -------------
Net income per Unit................................................................  $         .07  $         .17
                                                                                     -------------  -------------
                                                                                     -------------  -------------
Number of Units....................................................................    8,168,457.7    8,168,457.7
                                                                                     -------------  -------------
                                                                                     -------------  -------------



   The accompanying notes are an integral part of these financial statements.

                                                                PRELIMINARY COPY


              NYLIFE GOVERNMENT MORTGAGE PLUS LIMITED PARTNERSHIP
                         STATEMENT OF PARTNERS' CAPITAL
             FOR THE THREE MONTHS ENDED MARCH 31, 1996 (UNAUDITED)
                    AND FOR THE YEAR ENDED DECEMBER 31, 1995



                                                                           CORPORATE
                                                                            LIMITED     GENERAL    TOTAL PARTNERS'
                                                           UNITHOLDERS      PARTNER     PARTNER        CAPITAL
                                                          --------------  -----------  ----------  ---------------
Balance at January 1, 1995..............................  $   33,921,431   $     915   $  (39,821) $    33,882,525
Net income..............................................       2,909,307          71       43,654        2,953,032
Distributions...........................................      (4,771,535)       (117)     (47,114)      (4,818,766)
                                                          --------------  -----------  ----------  ---------------
Balance at December 31, 1995............................      32,059,203         869      (43,281)      32,016,791
Net income..............................................         548,241          13       10,619          558,873
Distributions...........................................        (536,829)        (13)     (10,956)        (547,798)
                                                          --------------  -----------  ----------  ---------------
Balance at March 31, 1996...............................  $   32,070,615   $     869   $  (43,618) $    32,027,866
                                                          --------------  -----------  ----------  ---------------
                                                          --------------  -----------  ----------  ---------------



   The accompanying notes are an integral part of these financial statements

                                                                PRELIMINARY COPY


              NYLIFE GOVERNMENT MORTGAGE PLUS LIMITED PARTNERSHIP
                            STATEMENT OF CASH FLOWS
                           FOR THE THREE MONTHS ENDED
                            MARCH 31, 1996 AND 1995
                                  (UNAUDITED)



                                                                                          1996           1995
                                                                                     --------------  -------------
Cash flows from operating activities:
  Net income.......................................................................  $      558,873  $   1,360,608
                                                                                     --------------  -------------
  Adjustments to reconcile net income to net cash flows provided by operating activities:
    Amortization of acquisition costs..............................................           2,670        567,642
    Changes in assets and liabilities:
      Decrease in interest receivable..............................................          70,143         59,250
      Increase (decrease) in due to affiliates.....................................           3,271        (47,333)
      Decrease in accrued liabilities..............................................         (18,458)        (6,875)
                                                                                     --------------  -------------
        Total adjustments..........................................................          57,626        572,684
                                                                                     --------------  -------------
        Net cash provided by operating activities..................................         616,499      1,933,292
                                                                                     --------------  -------------
Cash flows from investing activities:
    Repayment of Participating Insured Mortgages...................................          24,023         29,244
    Repayment of GNMA Certificate..................................................      12,976,812              0
    Repayment of Participating Guaranteed Loans....................................               0      1,095,800
                                                                                     --------------  -------------
        Net cash provided by investing activities..................................      13,000,835      1,125,044
                                                                                     --------------  -------------
Cash flows from financing activities:
  Distributions to partners........................................................        (547,798)      (602,634)
                                                                                     --------------  -------------
        Net cash used in financing activities......................................        (547,798)      (602,634)
                                                                                     --------------  -------------
Net increase in cash and cash equivalents..........................................      13,069,536      2,455,702
Cash and cash equivalents at beginning of period...................................         867,686        950,967
                                                                                     --------------  -------------
Cash and cash equivalents at end of period.........................................  $   13,937,222  $   3,406,669
                                                                                     --------------  -------------
                                                                                     --------------  -------------



   The accompanying notes are an integral part of these financial statements.

                                                                PRELIMINARY COPY


              NYLIFE GOVERNMENT MORTGAGE PLUS LIMITED PARTNERSHIP



                         NOTES TO FINANCIAL STATEMENTS



                                 MARCH 31, 1996
                                  (UNAUDITED)



NOTE 1 -- GENERAL


    The accompanying financial statements and related notes should be read in conjunction with the Partnership's 1995 Annual Report on Form 10-K. The Partnership terminates on December 31, 2028, unless terminated earlier by the occurrence of certain events as set forth in the Partnership Agreement.



    The summarized financial information contained herein is unaudited; however, in the opinion of management, all adjustments (which include normal recurring adjustments) necessary for a fair presentation of financial information have been included.



    All capitalized terms used in these Notes to Financial Statements, unless otherwise defined herein, shall have the meanings set forth in the Partnership Agreement.



NOTE 2 -- INVESTMENTS IN MORTGAGES


    The Partnership's net proceeds of $33,580,000 wree committed for investment in Participating Insured Mortgages ("PIMs") and Participating Guaranteed Loans ("PGLs"). Of this total amount committed, $1,946,594 had been included in the Partnership's working capital reserve and subsequently distributed to its Partners on November 15, 1994.



PARTICIPATING INSURED MORTGAGES



    Investment in PIMs on the balance sheets as of March 31, 1996 and December 31, 1995 is comprised of the following:


                                                                                    SIGNATURE
                                                    CROSS CREEK                       PLACE           TOTAL
                                                   -------------                  --------------  --------------
March 31, 1996:
  Investment in PIM..............................  $   7,226,406                   $  9,756,900   $   16,983,306
  Principal repayments...........................         (7,644)                        (9,981)         (17,625)
  Acquisition fees and expenses net of
   accumulated amortization......................        292,057                        581,238          873,295
                                                   -------------                  --------------  --------------
                                                   $   7,510,819                   $ 10,328,157   $   17,838,976
                                                   -------------                  --------------  --------------
                                                   -------------                  --------------  --------------


                                                                                    SIGNATURE
                                                    CROSS CREEK   THE HIGHLANDS       PLACE           TOTAL
                                                   -------------  --------------  --------------  --------------
December 31, 1995:
  Investment in PIM..............................  $   7,226,406  $   13,037,676   $  9,756,900   $   30,020,982
  Principal repayments...........................       (100,837)       (170,991)       (99,879)        (371,707)
  Acquisition fees and expenses net of
   accumulated amortization......................        293,276               0        582,689          875,965
                                                   -------------  --------------  --------------  --------------
                                                   $   7,418,845  $   12,866,685   $ 10,239,710   $   30,525,240
                                                   -------------  --------------  --------------  --------------
                                                   -------------  --------------  --------------  --------------



PARTICIPATING GUARANTEED LOANS



    Investment in PGLs on the balance sheets as of March 31, 1996 and December 31, 1995 is comprised of the following:



                                                                                     SIGNATURE
                                                                     CROSS CREEK       PLACE           TOTAL
                                                                    -------------  --------------  --------------
March 31, 1996:
  Investment in PGL...............................................  $     400,000   $        100   $      400,100
                                                                    -------------  --------------  --------------
                                                                    -------------  --------------  --------------
December 31, 1995:
  Investment in PGL...............................................  $     400,000   $        100   $      400,100
                                                                    -------------  --------------  --------------
                                                                    -------------  --------------  --------------

              NYLIFE GOVERNMENT MORTGAGE PLUS LIMITED PARTNERSHIP

                                 MARCH 31, 1996
                                  (UNAUDITED)



NOTE 2 -- INVESTMENTS IN MORTGAGES (CONTINUED)


    As the Earn-out periods for each of the Properties expired during 1994, the Partnership has no further commitments to fund amounts under the PGLs.



RECENT DEVELOPMENTS



    On February 27, 1996, the Partnership sold the Highlands GNMA for cash in the amount of $13,105,373.01. The Highlands GNMA was sold through Utendahl Capital Partners, an unaffiliated broker dealer, pursuant to which the Highlands Borrower agreed to pay a portion of any additional taxes determined by the State of Florida to be due in connection with the recording of the original loan documents. The State of Florida claimed that $136,800 in additional recording taxes were due. On March 12, 1996, the Partnership settled the recording tax claim of the State of Florida through a payment made on behalf of the Partnership in the amount of $64,000 ($53,850 of which was funded by the General Partner and $10,150 of which was funded by the Original Highlands Borrower). The Partnership has recently received the signed Closing Agreement settling the claim from the State of Florida and the letters of credit will be returned to the Original Highlands Borrower. The sales price represents principal in the amount of $12,976,812.45, accrued interest in the amount of $71,462.59 and a premium of $57,097.97. The Partnership was not charged any separate fees or commissions in connection with the sale. The General Partner of the Partnership decided to sell the Highlands GNMA to take advantage of what it perceived to be a favorable market in which the Highlands GNMA could be sold at a premium. The Partnership intends to distribute such proceeds to its partners on May 15, 1996, the next scheduled distribution date.



    The sale of the Highlands GNMA, together with the 1995 sale of the Highlands
and   the  related  modification  of  the  Highlands  Mortgage,  terminated  the
Partnership's beneficial interest in the Highlands Mortgage and the Highlands.



CLASS ACTION LAWSUIT



    Two class action lawsuits were filed against certain affiliates of the General Partner in the District Court of Harris County, Texas on January 11, 1996, styled GRIMSHAWE V. NEW YORK LIFE INSURANCE CO., ET AL. (No. 96-001188) and SHEA V. NEW YORK LIFE INSURANCE CO., ET AL. (96-01189) alleging misconduct in connection with the original sale of investment units in various partnerships, including violation of various laws and regulations and claims of continuing fraudulent conduct. The plaintiffs have asked for compensatory damages for their lost original investment, plus interest, costs (including attorneys fees), punitive damages, disgorgement of any earnings, compensation and benefits received by the defendants as a result of the alleged actions and other unspecified relief to which plaintiffs may be entitled. These suits were amended and refiled in a consolidated action in the United States District Court for the Southern District of Florida (the "Court") on March 18, 1996. In the federal action, the plaintiffs added the General Partner as a defendant and included allegations concerning the Partnership. The plaintiffs purport to represent a class of all persons (the "Class") who purchased or otherwise assumed rights and title to interests in certain limited partnerships, including the Partnership, and other programs created, sponsored, marketed, sold, operated or managed by the defendants (the "Proprietary Partnerships"). The Partnership is not a defendant in the litigation.



    The defendants expressly deny any wrongdoing alleged in the complaint and concede no liability or wrongdoing in connection with the sale of the Units or the structure of the Proprietary Partnerships. Nevertheless, to reduce the burden of protracted litigation, the defendants have entered into a Stipulation of Settlement ("Settlement Agreement") with the plaintiffs because in their opinion such

              NYLIFE GOVERNMENT MORTGAGE PLUS LIMITED PARTNERSHIP

                                 MARCH 31, 1996
                                  (UNAUDITED)



NOTE 2 -- INVESTMENTS IN MORTGAGES (CONTINUED)


Settlement would (i) provide substantial benefits to the Class in a manner consistent with New York Life's position that it had previously determined to wind up most of the Proprietary Partnerships through orderly liquidation as the continuation of the business no longer serves the intended objectives of either the owners of interest in such Proprietary Partnerships or the defendants and to offer investors an enhancement to the liquidating distribution they would otherwise receive and (ii) provide an opportunity to wind up such partnerships on a schedule favorable to the Class and resolve the issues raised by the lawsuit.



    In connection with the proposed settlement (the"Settlement"), the General Partner will solicit consents of the Unitholders for the dissolution of the Partnership.



    Under the terms of  the Settlement Agreement,  any settling Unitholder  will receive at least a complete return of their original investment, less distributions received prior to the final settlement date, in exchange for a release of any and all claims a Unitholder may have against the defendants in connection with the Proprietary Partnerships, including the Partnership, and all activities related to the dissolution and liquidation of such partnerships.



    Preliminary approval of the Settlement Agreement was given by the Court on March 19, 1996. The Settlement Agreement is further conditioned upon final approval by the Court as well as certain other conditions and is subject to certain of termination detailed in the consent solicitation material being mailed to the Unitholders.



    If the necessary consents of Unitholders for dissolution are obtained, the Partnership will be dissolved even if all necessary approvals for the Settlement Agreement are not obtained or the Settlement Agreement is otherwise terminated. In general, upon the dissolution of the Partnership, tax consequences will accrue to the partners. If the necessary consents of the Unitholders for dissolution are not obtained the Partnership will continue to own the Mortgages and will continue to receive payments thereon.



    The financial statements do not include any adjustments that might result should the Unitholders vote to liquidate the Partnership.



NOTE 3 -- TRANSACTIONS WITH THE GENERAL PARTNER


    The following is a summary of the fees earned and reimbursable expenses incurred by the General Partner for the three months ended March 31, 1996 and 1995:



                                                                  TOTAL EARNED FOR    TOTAL EARNED FOR
                                                                  THE THREE MONTHS    THE THREE MONTHS
                                                   UNPAID AT      ENDED MARCH 31,     ENDED MARCH 31,
                                                 MARCH 31, 1996         1996                1995
                                                 --------------  ------------------  ------------------
Asset management fees..........................    $   21,729        $   21,729          $   27,667
Reimbursement of general and administrative
 expenses to the General Partner...............        25,000            25,000              25,000
                                                 --------------        --------            --------
                                                   $   46,729        $   46,729          $   52,667
                                                 --------------        --------            --------
                                                 --------------        --------            --------

              NYLIFE GOVERNMENT MORTGAGE PLUS LIMITED PARTNERSHIP

                                 MARCH 31, 1996
                                  (UNAUDITED)



NOTE 4 -- SUBSEQUENT EVENTS


    Surplus Cash -- Signature Place



    A review of the borrower's audited financial statements for the year ended December 31, 1995 indicated that the sum of $79,840.20 is due the Partnership representing surplus cash. The Partnership filed an application for a distribution of surplus cash with the co-insurer for approval. On May 7, 1996 the Partnership received the co-insurer's approval and therefore expects to receive payment during the second quarter of 1996.

                               NYLIFE REALTY INC.
                     REPORT OF INDEPENDENT ACCOUNTANTS AND
                BALANCE SHEETS AS OF DECEMBER 31, 1995 AND 1994



REPORT OF INDEPENDENT ACCOUNTANTS



April 3, 1996



To the Board of Directors and Stockholder of NYLIFE Realty Inc.



In our opinion, the accompanying consolidated statement of financial position presents fairly, in all material respects, the financial position of NYLIFE Realty Inc. and its subsidiary at December 31, 1995 and 1994 in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Company's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.



As explained in Note 2, the Company has recorded a loss of $8,562,500 related to an announced plan of liquidation offering unitholders of the Real Estate Partnership and Mortgage Partnership full repayment of their total investment. In addition, the financial statements include a capital contribution of $5,565,625 to reflect the decision of the Company's parent to fund the costs, net of related tax benefits, associated with the liquidations.



Price Waterhouse LLP

                       NYLIFE REALTY INC. AND SUBSIDIARY
                (AFFILIATES OF NEW YORK LIFE INSURANCE COMPANY)



                  CONSOLIDATED STATEMENT OF FINANCIAL POSITION



ASSETS



                                                                                           DECEMBER 31,
                                                                                 --------------------------------
                                                                                      1995             1994
                                                                                 ---------------  ---------------
Current assets
  Cash and cash equivalents....................................................  $     3,441,662  $     2,981,027
  Due from affiliates..........................................................           39,075          200,336
  Interest receivable..........................................................            1,967            1,407
  Federal income taxes receivable..............................................           34,283        --
                                                                                 ---------------  ---------------
    Total current assets.......................................................        3,516,987        3,182,770
                                                                                 ---------------  ---------------
  Deferred taxes...............................................................           36,822           67,588
  Investments in limited partnerships..........................................           84,717           88,870
  Fixed assets, net of accumulated depreciation of $997,445 and $950,856 at
   December 31, 1995 and 1994, respectively....................................          108,867          128,874
                                                                                 ---------------  ---------------
    Total assets...............................................................  $     3,747,393  $     3,468,102
                                                                                 ---------------  ---------------
                                                                                 ---------------  ---------------

LIABILITIES AND STOCKHOLDER'S EQUITY
Current liabilities
  Accounts payable and accrued liabilities.....................................  $       143,615  $        78,826
  Federal income taxes payable -- New York Life................................        --                  32,764
  Due to affiliate.............................................................           24,697            5,396
  Due to New York Life.........................................................          517,497           73,304
                                                                                 ---------------  ---------------
    Total liabilities..........................................................          685,809          190,290
                                                                                 ---------------  ---------------
Commitments and contingencies (Notes 2 and 8)
Stockholder's equity
  Common stock, par value $1.00 per share ($10,000 shares authorized, 1,000
   shares issued and outstanding)..............................................            1,000            1,000
  Additional paid-in capital...................................................       17,765,625       12,200,000
  Accumulated deficit..........................................................      (14,705,041)      (8,923,188)
                                                                                 ---------------  ---------------
    Total stockholder's equity.................................................        3,061,584        3,277,812
                                                                                 ---------------  ---------------
    Total liabilities and stockholder's equity.................................  $     3,747,393  $     3,468,102
                                                                                 ---------------  ---------------
                                                                                 ---------------  ---------------



    The accompanying notes are an integral part of this financial statement.

                       NYLIFE REALTY INC. AND SUBSIDIARY
                (AFFILIATES OF NEW YORK LIFE INSURANCE COMPANY)



                    NOTES TO STATEMENT OF FINANCIAL POSITION



                           DECEMBER 31, 1995 AND 1994



1.  ORGANIZATION AND BUSINESS


    NYLIFE Realty Inc. ("NYLIFE Realty" or the "Company") is a wholly owned subsidiary of NYLIFE Inc., which is a wholly owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIFE Realty was established to act as a general partner in public and private real estate offerings. Additionally, NYLIFE Realty is the recipient of certain fees and residual interests for services rendered in connection with various public programs in which NYLIFE Securities Inc. ("NYLIFE Securities"), a wholly owned subsidiary of NYLIFE Inc., acted as broker-dealer.



    NYLIFE Realty and its subsidiary, CNP Realty Investments Inc. ("CNP"), are co-general partners in a public real estate limited partnership, NYLIFE Realty Income Partners I, L.P. (the "Real Estate Partnership"). The proceeds of the offering were invested in commercial and industrial real estate properties in a series of joint ventures (individually, a "Joint Venture," collectively, the "Joint Ventures") with New York Life as the co-venturer.



    In addition, NYLIFE Realty is the sole general partner of NYLIFE Government Mortgage Plus Limited Partnership (the "Mortgage Partnership"), a publicly offered limited partnership which has invested in federally co-insured mortgages on multi-family residential properties issued in connection with the housing programs of the United States Department of Housing and Urban Development ("HUD") and Government National Mortgage Association ("GNMA").



    The Real Estate Partnership and the Mortgage Partnership are collectively referred to as "the Partnerships".



2.  PLAN OF LIQUIDATION


    On April 1, 1996, in connection with the proposed settlement of the lawsuits described below, New York Life announced that the general partners of the Partnerships would be soliciting the consents of the Limited Partners for the dissolution of the Partnerships. The costs of such liquidation and the resolution of certain claims (including those relating to the lawsuit described below) are to be allocated to the Company, as general partner of the Partnerships. However, the Company's parent, NYLIFE Inc., has agreed to fund the liability associated with the liquidation and the resolution of the claims.



    In accounting for the plan of partnership liquidation and the resolution of the claims, a loss of $8,562,500 and related tax benefit of $2,996,875 was recognized by the Company. In recognition of the decision by the Company's parent to fund the liability associated with the liquidation and the resolution of the claims, $5,565,625, the amount of loss net of tax, was recorded as a constructive capital contribution to the Company. The resulting payable and deferred tax asset in connection with the plan of liquidation were recorded by NYLIFE Inc.



    The amounts recorded represent management's best estimate of the total costs associated with the plan of liquidation and the resolution of the claims.



    Two class action lawsuits were filed against the co-general partners and certain other affiliates of the General Partners in the District Court of Harris County, Texas on January 11, 1996, styled GRIMSHAWE V. NEW YORK LIFE INSURANCE CO., ET. AL. (No. 96-001188) and SHEA V. NEW YORK LIFE INSURANCE CO., ET. AL. (No. 96-001189). The suits were amended and refiled in a consolidated action in the United States District Court for the Southern District of Florida (the "Court") on March 18, 1996. The suits allege misconduct in connection with the original sale of investment units in various partnerships, including violation of various federal and state laws and regulations and claims of continuing fraudulent conduct. In the federal action, the plaintiffs added the Company as a defendant and included allegations concerning the Partnerships. The plaintiffs have asked for compensatory

                       NYLIFE REALTY INC. AND SUBSIDIARY
                (AFFILIATES OF NEW YORK LIFE INSURANCE COMPANY)



                    NOTES TO STATEMENT OF FINANCIAL POSITION



2.  PLAN OF LIQUIDATION (CONTINUED)


damages for their lost original investment, plus interest, costs (including attorneys fees), punitive damages, disgorgement of any earnings, compensation and benefits received by the defendants as a result of the alleged actions and other unspecified relief to which plaintiffs may be entitled. All of the partnerships that are the subject of the lawsuit will be collectively referred to as the "Proprietary Partnerships."



    The defendants expressly deny any wrongdoing alleged in the complaint and concede no liability or wrongdoing in connection with the sale of the units or the structure of the Proprietary Partnerships. Nevertheless, to reduce the burden of protracted litigation, the defendants have entered into a Stipulation of Settlement ("Settlement Agreement") with the plaintiffs because in their opinion such settlement would (i) provide substantial benefits to the limited partners in a manner consistent with New York Life's position that it had previously determined to wind up certain of the Proprietary Partnerships, including the Real Estate Partnership, through orderly liquidation as the continuation of the business no longer serves the intended objectives of either the limited partners or the defendants and to offer the limited partners an enhancement to the liquidating distribution they would otherwise receive and
(ii) provide an opportunity to wind up such partnerships on a schedule favorable to the limited partners and resolve the issues raised by the lawsuit.



    Under the terms of the Settlement Agreement, settling limited partners will receive an amount that, together with distributions received prior to the final settlement date, will, at least, equal their original investment in the partnership, in exchange for a release of any and all claims.



    Notice of the Settlement Agreement was given to class members pursuant to an order entered by the Court on March 19, 1996. The Settlement Agreement is conditioned upon final approval by the Court as well as certain other conditions and is subject to certain rights of termination detailed in the notice sent to class members.



    If the necessary consents of limited partners for dissolution are obtained, the Partnership will be dissolved even if all necessary approvals for the Settlement Agreement are not obtained or the Settlement Agreement is otherwise terminated.



3.  SIGNIFICANT ACCOUNTING POLICIES


    The preparation of a statement of financial position in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the statement of financial position and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



    Certain reclassifications to the 1994 balances and presentation have been made in order to conform with the 1995 presentation.



CONSOLIDATION AND FINANCIAL STATEMENTS



    The consolidated financial statements include the accounts of NYLIFE Realty and CNP. Intercompany transactions between NYLIFE Realty and CNP have been eliminated in consolidation.



CASH EQUIVALENTS



    Cash equivalents are short-terms, highly liquid investments that are readily convertible to known amounts of cash and have original maturities of three months or less. The carrying value of cash and cash equivalents approximates fair value.

                       NYLIFE REALTY INC. AND SUBSIDIARY
                (AFFILIATES OF NEW YORK LIFE INSURANCE COMPANY)



                    NOTES TO STATEMENT OF FINANCIAL POSITION



3.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


INVESTMENTS IN LIMITED PARTNERSHIPS



    NYLIFE Realty accounts for its investment in the Real Estate Partnership and the Mortgage Partnership (collectively, the "Partnerships") under the equity method of accounting. Under this method, NYLIFE Realty's share of the Partnerships' net earnings or losses is included in NYLIFE Realty's net earnings currently.



FIXED ASSETS



    Computer equipment and furniture and fixtures are recorded at cost and depreciated using the straight line method over an estimated useful life of five years.



ASSET MANAGEMENT FEE



    For services rendered in managing the business of the Mortgage Partnership, NYLIFE Realty, as general partner, receives on a quarterly basis an asset management fee equal to .5% per annum of the value of the total invested assets of the Mortgage Partnership, or such lesser amount necessary to ensure that the aggregate of the asset management fee paid since the organization of the Mortgage Partnership and the aggregate distributions paid to NYLIFE Realty shall not exceed 10% of the aggregate distributable cash flow of the Mortgage Partnership. NYLIFE Realty may subcontract all or a portion of the asset management services rendered as discussed in Note 7, "Related Parties."



GENERAL AND ADMINISTRATIVE EXPENSES



    NYLIFE Realty is entitled to certain reimbursements by the Real Estate Partnership and the Mortgage Partnership for the actual cost to NYLIFE Realty of goods and materials used for and by the Real Estate Partnership, the Mortgage Partnership or any Joint Ventures, which are obtained from unaffiliated parties and for any adminstrative services provided to the Partnerships by NYLIFE Realty. During 1995, NYLIFE Realty received reimbursements of $100,000 from each of the Partnerships. NYLIFE Realty incurred $63,933 and $228,026 of general and administrative expenses in excess of such reimbursements relating to the Real Estate and Mortgage Partnerships, respectively, for the years ended December 31, 1995 and 1994, respectively.



    Since the inception of the Real Estate Partnership and the Mortgage Partnership, NYLIFE Realty has incurred general and administrative expenses in excess of reimbursements from these Partnerships of $898,211 and $2,224,872, respectively.



REVENUES AND EXPENSES



    Revenue and expenses are recognized when earned or incurred under the accrual basis of accounting.



INCOME TAXES



    Current income taxes are provided on taxable earnings at the appropriate statutory rate applicable to such earnings. Deferred income taxes are provided for the temporary difference between the financial reporting and tax basis of assets and liabilities.



4.  INCOME TAXES


    The Company is a member of an affiliated group which joins in the filing of a consolidated federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that each member of the group is allocated its share of the consolidated tax provision or benefit determined generally on a separate return basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable in the consolidated group. Although not specifically provided for in the tax allocation agreement, the Company has in effect

                       NYLIFE REALTY INC. AND SUBSIDIARY
                (AFFILIATES OF NEW YORK LIFE INSURANCE COMPANY)



                    NOTES TO STATEMENT OF FINANCIAL POSITION



4.  INCOME TAXES (CONTINUED)


received a current tax benefit arising in connection with the loss on partnership liquidation and related constructive capital contribution. See Note
2. Estimated payments for taxes are made between members of the consolidated group during the year.



    Deferred tax assets (liabilities) as of December 31, 1995 and 1994 are attributable to the following temporary differences:



                                                                                     1995       1994
                                                                                   ---------  ---------
Deferred tax assets
  Investment in limited partnership and joint ventures...........................  $  42,397  $  66,293
  Fixed assets, net..............................................................     --          1,295
                                                                                   ---------  ---------
  Gross deferred tax asset.......................................................     42,397     67,588
                                                                                   ---------  ---------
Deferred tax (liability)
  Fixed asset, net...............................................................     (5,575)    --
                                                                                   ---------  ---------
  Gross deferred tax (liability).................................................     (5,575)    --
                                                                                   ---------  ---------
Net deferred tax asset...........................................................  $  36,822  $  67,588
                                                                                   ---------  ---------
                                                                                   ---------  ---------



    The Company's management has concluded that the deferred tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.



5.  INVESTMENT IN LIMITED PARTNERSHIPS


    Investments in limited partnerships are comprised of the following:



                                                                                            SHARE OF NET
                                                                                              EARNINGS
                                                          NET INVESTMENT  NET INVESTMENT    FOR THE YEARS
                                                           AT 12/31/95     AT 12/31/94      1995 AND 1994
                                                          --------------  --------------  -----------------
Real Estate Partnership.................................    $   25,881      $   30,588               1%
Mortgage Partnership....................................        57,313          56,596               2%
Other...................................................         1,523           1,686           --
                                                          --------------  --------------
    Total...............................................    $   84,717      $   88,870
                                                          --------------  --------------
                                                          --------------  --------------



    NYLIFE Realty's investment in other limited partnerships represents less than a one percent interest in such partnerships.



6.  FIXED ASSETS


    NYLIFE Realty jointly owns computer equipment and furniture and fixtures with NYLIFE Equity Inc. and NAFCO Inc., both of which are affiliates. As of December 31, 1995 and 1994, the recorded net book values of the computer equipment and furniture and fixtures as allocated to NYLIFE Realty were as follows:



                                                                                1995           1994
                                                                            -------------  -------------
Computer equipment, cost..................................................  $     886,848  $     860,266
Furniture and fixtures, cost..............................................        219,464        219,464
                                                                            -------------  -------------
                                                                                1,106,312      1,079,730
                                                                            -------------  -------------
Accumulated depreciation..................................................        997,445        950,856
                                                                            -------------  -------------
    Net book value........................................................  $     108,867  $     128,874
                                                                            -------------  -------------
                                                                            -------------  -------------

                       NYLIFE REALTY INC. AND SUBSIDIARY
                (AFFILIATES OF NEW YORK LIFE INSURANCE COMPANY)



                    NOTES TO STATEMENT OF FINANCIAL POSITION



7.  RELATED PARTIES


    NYLIFE Realty is a party to a service agreement with New York Life, whereby New York Life provides services to NYLIFE Realty, including office space, legal, accounting, administrative, personnel and other services for which NYLIFE Realty is billed. NYLIFE Realty is charged for these services based upon (a) actual costs incurred, where they are separately identifiable, and (b) allocation of costs incurred by New York Life developed through analyses of time spent on NYLIFE Realty matters. Additionally, New York Life pays NYLIFE Realty's invoices on behalf of NYLIFE Realty and is then reimbursed by NYLIFE Realty. The total amounts billed under this agreement were $732,164 and $814,439 for the years ended December 31, 1995 and 1994, respectively.



    NYLIFE Securities and certain other syndicated broker-dealers authorized by NYLIFE Securities sold units of the various limited partnerships for which they received commissions and fees of up to 8%. NYLIFE Securities and NYLIFE Realty are affiliated under common control by NYLIFE Inc.



    NYLIFE Realty is a party to an asset management agreement with the Mortgage Finance Department of New York Life ("Mortgage Finance"), whereby Mortgage Finance provides architectural and engineering and property management oversight services and acquisition services relating to the Mortgage Partnership. Mortgage Finance receives from NYLIFE Realty .04% and .10% of the value of the Total Invested Assets as defined by the Partnership Agreement of the Mortgage Partnership's. Such fees are payable quarterly by NYLIFE Realty from its asset management fee. During the year 1995 and 1994, $24,337 and $44,287, respectively, was paid to Mortgage Finance for the aforementioned services.



    NYLIFE Realty acts as paying agent for cash distributions by the Partnerships. Upon receipt of cash from the Partnerships, NYLIFE Realty disburses the cash to the investors on a quarterly basis. During 1995 and 1994, $9,352,749 and $4,416,944, respectively, was received and disbursed. As of December 31, 1995 and 1994, investor distribution checks of $65,816 and $71,408, respectively, remained outstanding. Such amounts are included in accounts payable and accrued liabilities in the financial statements.



8.  COMMITMENTS AND CONTINGENCIES


    As general partner, NYLIFE Realty is liable for all obligations of the Mortgage and Real Estate Partnerships if the assets of those Partnerships are insufficient to meet their liabilities.



    NYLIFE Realty guarantees (the "Guarantee") the full repayment of principal with respect to any Participating Guaranteed Loans ("PGLs") made by the Mortgage Partnership pursuant to its Partnership Agreement. In February 1990, the Mortgage Partnership agreed to make a collateralized PGL in an amount up to $600,000 in connection with the construction of Halcyon at Cross Creek (formerly Cross Creek Apartments), a multi-family residential apartment complex in Greenville, South Carolina. In December 1990, the Mortgage Partnership agreed to make a collateralized PGL in an amount up to $1,595,800 in connection with the construction of The Highlands (formerly Highland Oaks Apartments), a multi-family residential apartment complex in Tampa, Florida. In May 1991, the Mortgage Partnership agreed to make a collateralized PGL in an amount up to $1,200,000 in connection with the construction of Signature Place, a multi-family residential apartment complex in Hampton, Virginia. The aforementioned PGL's are each collateralized by the individual ownership interests in the borrower itself (constituting a second lien on such ownership interests).



    During 1995, the Mortgage Partnership received $2,463,060 with respect to the sale of the Highlands PGL. Included in such amount were $1,095,800 of principal, $210,798 of accrued interest, a prepayment fee of $324,000 and $832,462 representing participation in the appreciation and cash

                       NYLIFE REALTY INC. AND SUBSIDIARY
                (AFFILIATES OF NEW YORK LIFE INSURANCE COMPANY)



                    NOTES TO STATEMENT OF FINANCIAL POSITION



8.  COMMITMENTS AND CONTINGENCIES (CONTINUED)


generated by operations of The Highlands. This amount received by the Mortgage Partnership exceeds the aggregate amount invested in PGLs of $1,495,900. Therefore, NYLIFE Realty has satisfied its obligation with respect to the Guarantee.



    As of December 31, 1995, the Mortgage Partnership has funded the Halcyon at Cross Creek and Signature Place PGL's in the amounts of $400,000 and $100, respectively. The Mortgage Partnership has no further obligations to loan additional funds under any of the aforementioned PGL agreements.



    NYLIFE Realty is required to maintain a minimum net worth of $1,000,000 under the terms of the Mortgage and Real Estate Partnerships' partnership agreements.

                                                                PRELIMINARY COPY

                                   APPENDIX A
      NUMERICAL EXAMPLES OF ALTERNATIVE PAYMENTS IF SETTLEMENT IS APPROVED
                             (AS OF MARCH 31, 1996)



    The following schedule sets forth estimates, based on information available to the General Partner, of the payments that a Unitholder who is the original purchaser of $10,000 worth of Units could expect to receive under each of the four alternatives listed under "The Proposal and Considerations With Respect to the Proposal -- Summary of Potential Payments to Unitholders If the Settlement Is Approved" as of March 31, 1996, after giving effect to first quarter distributions which are expected to occur on May 15, 1996. This Unitholder is referred to in this appendix as "UH." See that section for a more detailed description of each of the alternatives. The estimated payments set forth in this schedule are based upon numerous assumptions. Unitholders are urged to review the assumptions set forth below.



    The payments set forth below are forward looking statements and ESTIMATES ONLY. The actual amount that a Unitholder would receive would depend on a number of factors, including the date on and price at which Units were purchased, the net proceeds received in connection with the sale of the Mortgages, the facts and circumstances of court approval, and any additional distributions paid to Unitholder after May 15, 1996. If additional principal is repaid between March 31, 1996 and the date the Settlement becomes final and is no longer subject to appeal, the amount paid to UH pursuant to the Settlement will be reduced by UH's allocable portion of the principal so repaid. The estimated payment does NOT include UH's pro rata share of his, her or its working capital as of March 31, 1996. The actual payment that UH would receive would include such an amount.



ASSUMPTIONS:



         1) UH is assumed to be an original purchaser of 1,000 Units which he, she or it purchased for $10 per Unit, or a total of $10,000, and has continuously held such Units since their purchase.



         2) The Partnership will pay the first quarter distribution on May 15, 1996 ($1.66 per Unit). Partnership activity after March 31, 1996 is not reflected in this schedule.



         3) The Loan Balance is calculated based on the aggregate unpaid principal value as of December 31, 1995, less any payments of principal between December 31, 1995 and March 31, 1996, of all mortgages and loans held by the Partnership, adjusted to March 31, 1996 to account for the disposition of the assets from between December 31, 1995 and March 31, 1996.



         4) The Liquidating Distribution is calculated based on the pro forma liquidation balance sheet as of March 31, 1996 and the assumptions set forth therein.



         5) The estimated Liquidation Advances do NOT include UH's share of the Partnership's Distributable Working Capital.



NYLIFE GOVERNMENT MORTGAGE PLUS LIMITED PARTNERSHIP



      ACTION TAKEN                UNITHOLDER'S
   REGARDING PROPOSAL         CLASS ACTION STATUS                 PAYMENTS TO BE RECEIVED
- -------------------------  --------------------------  ---------------------------------------------
Proposal Approved          Settling Unitholder         (i) Liquidation Advance of $2,101.38 plus
                                                       (ii) Enhancement of $200 plus (iii) Excess of
                                                       Liquidating Distribution over Liquidation
                                                       Advance of $0. Total: $2,301.38

Proposal Approved          Non-Settling Unitholder     Liquidating Distribution of $2,101.38

Proposal Not Approved      Settling Unitholder         Distributions as provided under the
                                                       Partnership Agreement plus at the New York
                                                       Life Defendants' option, the Enhancement of
                                                       $200

Proposal Not Approved      Non-Settling Unitholder     Distributions as provided under the
                                                       Partnership Agreement


                                      A-1